UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

May 31, 2012

Columbia Dividend Income Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Dividend Income Fund

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples" — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Dividend Income Fund

Performance Overview	2

Manager Discussion of Fund Performance	4

Understanding Your Fund's Expenses	6

Portfolio of Investments	7

Statement of Assets and Liabilities	16

Statement of Operations	18

Statement of Changes in Net Assets	19

Financial Highlights	22

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	38

Federal Income Tax Information	39

Board Members and Officers	40

Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Dividend Income Fund

Performance Overview

Performance Summary

>  For the eight-month period that ended May 31, 2012, Columbia Dividend Income Fund (the fund) Class A shares returned 16.26% excluding sales charge.

>  The fund's benchmark, the Russell 1000 Index, returned 17.83% for the same period.

>  The fund reaped more than 90% of the market gains in a strong rally. Lack of exposure to two of the benchmark's strongest performers generally accounted for its modest underperformance.

Average Annual Total Returns (%) (for period ended May 31, 2012)

	Inception	8 Months cumulative	1 Year	5 Years	10 Years
Class A*	11/25/02
Excluding sales charges		16.26	2.39	0.61	4.89
Including sales charges		9.59	-3.49	-0.57	4.27
Class B*	11/25/02
Excluding sales charges		15.69	1.65	-0.14	4.12
Including sales charges		10.69	-3.35	-0.51	4.12
Class C*	11/25/02
Excluding sales charges		15.71	1.66	-0.14	4.11
Including sales charges		14.71	0.66	-0.14	4.11
Class I*	09/27/10	16.53	2.77	0.93	5.21
Class R*	03/28/08	16.03	2.13	0.38	4.66
Class T	03/04/98
Excluding sales charges		16.14	2.34	0.56	4.82
Including sales charges		9.48	-3.54	-0.62	4.20
Class W*	09/27/10	16.27	2.40	0.66	4.96
Class Z	03/04/98	16.39	2.65	0.87	5.18
Russell 1000 Index		17.83	-1.23	-0.75	4.52

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund's other classes are not subject to sales charges and have limited eligibility. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund's oldest share class. Since the fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Index, an unmanaged index, measures the performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Annual Report 2012
2

Columbia Dividend Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2002 – May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012
3

Columbia Dividend Income Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Dividend Income Fund has approved the change of the fund's fiscal year end from September 30 to May 31. As a result, this report covers the 8-month period since the last annual report. The next report you receive will be for the six-month period from June 1, 2012 through November 30, 2012.

For the eight-month period that ended May 31, 2012, the fund's Class A shares returned 16.26% without sales charge. The fund's benchmark, the Russell 1000 Index, returned 17.83% for the same period. The fund reaped more than 90% of the market's gains in a strong rally, despite its conservative positioning and emphasis on dividend-paying stocks. Lack of exposure to two of the benchmark's strongest performers generally accounted for the modest underperformance.

Economic Growth Loses Momentum

Although Europe's debt problems and political stalemate in Washington on the federal budget and the national debt clouded the economic outlook, U.S. economic news was generally upbeat in the first six months of the period. The combination of the announcement of Long Term Refinancing Operation and stronger job data led a robust rally in stocks in the first quarter of 2012. However, debt problems flared up again in Europe and the domestic economic news turned disappointing in April, as the pace of job growth slowed markedly. Economic growth, as measured by gross domestic product, slipped to 1.9% in the first quarter, and expectations for second quarter growth are no higher. Manufacturing activity continued to expand — the one consistent bright spot throughout this recovery. And the housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Investors Favored Financially Strong Companies

The fund maintained a consistent strategic stance throughout the period, focusing on companies considered to be stable, financially healthy and able to generate substantial free cash flow and shared their wealth with investors through stock dividends. While these companies are viewed as generally conservative, the fund's investments nevertheless captured most of the gains in a strong market rally. The fund's positions in the consumer staples and materials sectors contributed most to relative performance. One consumer staples holding, Philip Morris International, the tobacco products company marketing outside the United States, was the fund's top individual contributor. Another notable performer among staples investments was Diageo, the London-based international marketer of a variety of spirits, wines and beer brands. The top-performing position in materials was paint company Sherwin-Williams. It benefited from improving trends in home repair and remodeling that helped propel another solid performer, retailer Home Depot. Other leading performers that supported the fund's relative results included AT&T, the telecommunications services provider, diversified pharmaceutical company Pfizer and retailer Wal-Mart.

Portfolio Management

Richard E. Dahlberg, CFA

Scott L. Davis

David L. King, CFA

Michael Barclay, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2012
4

Columbia Dividend Income Fund

Manager Discussion of Fund Performance (continued)

Lack of Exposure to Top Performers Hurt Relative Results

The fund did not own two of the benchmark's leading performers, which detracted from results. One was a technology company that did not, until recently, pay a dividend to shareholders. Out of benchmark positions in Transocean and Canon also hampered relative returns somewhat. Transocean, an offshore oil and gas drilling company, was sold during the period. Japanese camera company Canon was hurt when the yen appreciated against the U.S. dollar. Another disappointment was National Fuel Gas, whose operations include natural gas production and pipeline services as well as gas utilities. Its results were affected by the decline in natural gas prices.

Looking Ahead

We remain confident in our long-term strategy. We believe our emphasis on quality companies with strong balance sheets and the ability to pay generous dividends gives the fund excellent potential to perform well through full market cycles. In the near term, we think market volatility is likely to continue as long as political leaders in the United States and Europe are unable to agree on solutions to their long-term fiscal problems. We are concerned about the amount of debt owed by countries, families and some corporations, and we believe this worldwide leverage problem will contribute to a prolonged period of slow growth in the global economy. Given this view, we think it makes even more sense to focus on the stocks of individual companies that have limited debt burdens. We intend to continue to emphasize those corporations that we believe are able to self-finance their operations and that can generate strong and sustainable free cash flow to pay healthy and increasing dividends to shareholders.

Top Ten Holdings (%) (at May 31, 2012)
Philip Morris International, Inc.	3.5
Verizon Communications, Inc.	3.4
International Business Machines Corp.	3.1
Microsoft Corp.	3.0
Intel Corp.	2.9
AT&T, Inc.	2.9
Exxon Mobil Corp.	2.8
Pfizer, Inc.	2.6
Bristol-Myers Squibb Co.	2.5
Merck & Co., Inc.	2.3

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2012)
Consumer Discretionary	8.5
Consumer Staples	12.0
Energy	10.2
Financials	14.0
Health Care	13.7
Industrials	7.9
Information Technology	12.1
Materials	5.2
Telecommunication Services	6.3
Utilities	5.0
Exchange-Traded Funds	1.6
Other(a)	3.5

Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(a) Includes investments in money market funds.

Annual Report 2012
5

Columbia Dividend Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,057.40	1,020.00	5.14	5.05	1.00
Class B	1,000.00	1,000.00	1,053.30	1,016.25	8.98	8.82	1.75
Class C	1,000.00	1,000.00	1,053.30	1,016.25	8.98	8.82	1.75
Class I	1,000.00	1,000.00	1,060.00	1,021.85	3.24	3.18	0.63
Class R	1,000.00	1,000.00	1,056.10	1,018.75	6.43	6.31	1.25
Class T	1,000.00	1,000.00	1,057.10	1,019.75	5.40	5.30	1.05
Class W	1,000.00	1,000.00	1,057.50	1,020.00	5.14	5.05	1.00
Class Z	1,000.00	1,000.00	1,058.70	1,021.25	3.86	3.79	0.75

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Dividend Income Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 94.1%

Issuer	Shares	Value ($)
Consumer Discretionary 8.5%
Hotels, Restaurants & Leisure 1.7%
McDonald's Corp.	1,100,000	98,274,000
Leisure Equipment & Products 0.6%
Mattel, Inc.(a)	1,154,400	35,936,472
Media 2.1%
McGraw-Hill Companies, Inc. (The)	760,150	32,975,307
Meredith Corp.(a)	971,575	28,748,904
Regal Entertainment Group, Class A	70,000	962,500
Time Warner, Inc.(a)	1,714,550	59,100,539
Total		121,787,250
Multiline Retail 1.0%
Macy's, Inc.	752,550	28,634,528
Nordstrom, Inc.	689,350	32,654,509
Total		61,289,037
Specialty Retail 3.1%
Home Depot, Inc. (The)(a)	2,076,950	102,476,713
Limited Brands, Inc.(a)	789,825	35,036,637
TJX Companies, Inc.	965,700	41,003,622
Total		178,516,972
Total Consumer Discretionary		495,803,731
Consumer Staples 12.0%
Beverages 2.1%
Coca-Cola Co. (The)(a)	760,150	56,806,010
Diageo PLC, ADR	695,383	66,297,815
Total		123,103,825
Food & Staples Retailing 1.0%
Wal-Mart Stores, Inc.(a)	855,025	56,277,746
Food Products 1.9%
General Mills, Inc.	965,900	36,974,652
HJ Heinz Co.(a)	1,423,100	75,538,148
Total		112,512,800
Household Products 2.3%
Kimberly-Clark Corp.	752,500	59,710,875
Procter & Gamble Co. (The)	1,245,900	77,607,111
Total		137,317,986

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 4.7%
Altria Group, Inc.	2,342,300	75,398,637
Philip Morris International, Inc.	2,331,750	197,056,192
Total		272,454,829
Total Consumer Staples		701,667,186
Energy 10.1%
Energy Equipment & Services 0.5%
Schlumberger Ltd.	512,050	32,387,162
Oil, Gas & Consumable Fuels 9.6%
Chevron Corp.	1,174,750	115,489,673
ConocoPhillips	765,825	39,945,432
Exxon Mobil Corp.	1,999,400	157,212,822
Kinder Morgan, Inc.	1,840,175	62,915,583
Occidental Petroleum Corp.	787,775	62,446,924
Penn West Petroleum Ltd.	1,005,825	13,377,473
Phillips 66(b)	382,887	11,498,097
Royal Dutch Shell PLC, ADR(a)	1,549,130	96,324,903
Total		559,210,907
Total Energy		591,598,069
Financials 13.5%
Capital Markets 2.1%
BlackRock, Inc.	345,450	59,002,860
Northern Trust Corp.	859,600	37,117,528
T Rowe Price Group, Inc.(a)	492,150	28,342,918
Total		124,463,306
Commercial Banks 3.4%
PNC Financial Services Group, Inc.	851,575	52,303,736
U.S. Bancorp(a)	1,977,025	61,505,248
Wells Fargo & Co.	2,613,075	83,749,054
Total		197,558,038
Consumer Finance 1.1%
American Express Co.	1,152,125	64,323,139
Diversified Financial Services 2.3%
CME Group, Inc.(a)	151,575	39,041,173
JPMorgan Chase & Co.	2,832,900	93,910,635
Total		132,951,808

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 2.9%
Arthur J Gallagher & Co.(a)	1,294,375	44,966,587
Chubb Corp. (The)	569,825	41,067,288
MetLife, Inc.	771,225	22,527,482
Old Republic International Corp.	55,000	542,850
Progressive Corp. (The)(a)	974,950	21,185,664
RenaissanceRe Holdings Ltd.(a)	192,900	14,866,803
Unum Group	1,274,450	25,425,277
Total		170,581,951
Real Estate Investment Trusts (REITs) 1.3%
Digital Realty Trust, Inc.(a)	540,425	38,245,877
Public Storage	273,000	36,437,310
Total		74,683,187
Thrifts & Mortgage Finance 0.4%
People's United Financial, Inc.(a)	2,240,925	26,061,958
Total Financials		790,623,387
Health Care 13.6%
Biotechnology 1.0%
Amgen, Inc.(a)	856,975	59,576,902
Pharmaceuticals 12.6%
Abbott Laboratories(a)	1,771,675	109,471,798
Bristol-Myers Squibb Co.	4,304,950	143,527,033
GlaxoSmithKline PLC, ADR(a)	2,630,100	116,013,711
Johnson & Johnson(a)	1,520,175	94,904,525
Merck & Co., Inc.	3,428,975	128,860,881
Pfizer, Inc.	6,658,025	145,611,007
Total		738,388,955
Total Health Care		797,965,857
Industrials 7.9%
Aerospace & Defense 3.9%
Boeing Co. (The)	384,100	26,737,201
Honeywell International, Inc.	1,328,275	73,931,786
Raytheon Co.(a)	954,425	48,026,666
United Technologies Corp.	1,110,375	82,289,891
Total		230,985,544
Commercial Services & Supplies 0.6%
Waste Management, Inc.(a)	1,088,700	35,317,428

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 0.5%
Emerson Electric Co.	627,275	29,337,652
Machinery 2.3%
Deere & Co.(a)	374,600	27,671,702
Dover Corp.	714,200	40,395,152
Illinois Tool Works, Inc.	467,525	26,251,529
Parker Hannifin Corp.(a)	493,900	40,371,386
Total		134,689,769
Road & Rail 0.6%
Norfolk Southern Corp.	495,425	32,460,246
Total Industrials		462,790,639
Information Technology 12.0%
IT Services 5.3%
Accenture PLC, Class A	1,452,800	82,954,880
Automatic Data Processing, Inc.	989,100	51,581,565
International Business Machines Corp.(a)	899,925	173,595,533
Total		308,131,978
Office Electronics 0.4%
Canon, Inc., ADR	640,100	25,559,193
Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	6,290,950	162,558,148
Texas Instruments, Inc.(a)	1,338,950	38,133,296
Total		200,691,444
Software 2.9%
Microsoft Corp.	5,779,775	168,711,632
Total Information Technology		703,094,247
Materials 5.2%
Chemicals 3.8%
EI du Pont de Nemours & Co.(a)	1,352,800	65,286,128
RPM International, Inc.(a)	1,141,065	30,078,474
Sherwin-Williams Co. (The)	959,600	124,402,544
Total		219,767,146
Containers & Packaging 0.5%
Sonoco Products Co.(a)	943,425	29,029,187

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 0.9%
BHP Billiton Ltd., ADR	346,275	21,306,301
Nucor Corp.(a)	913,340	32,661,038
Total		53,967,339
Total Materials		302,763,672
Telecommunication Services 6.3%
Diversified Telecommunication Services 6.3%
AT&T, Inc.(a)	4,750,850	162,336,544
CenturyLink, Inc.	100,000	3,922,000
Verizon Communications, Inc.(a)	4,581,150	190,759,086
Windstream Corp.(a)	960,100	8,986,536
Total		366,004,166
Total Telecommunication Services		366,004,166
Utilities 5.0%
Electric Utilities 2.1%
American Electric Power Co., Inc.	1,015,150	39,093,426
NextEra Energy, Inc.	430,000	28,096,200
Northeast Utilities	860,000	30,968,600
NV Energy, Inc.	75,000	1,297,500
Westar Energy, Inc.	868,498	24,856,413
Total		124,312,139
Gas Utilities 0.4%
National Fuel Gas Co.(a)	570,325	24,655,150
Multi-Utilities 2.5%
CMS Energy Corp.(a)	1,316,950	30,684,935
Dominion Resources, Inc.(a)	580,000	30,194,800
Public Service Enterprise Group, Inc.(a)	197,327	6,154,629
Sempra Energy	691,500	44,954,415
Wisconsin Energy Corp.(a)	828,075	31,334,358
Total		143,323,137
Total Utilities		292,290,426
Total Common Stocks (Cost: $4,837,646,906)		5,504,601,380

Convertible Preferred Stocks 0.6%

Issuer	Shares	Value ($)
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Apache Corp., 6.000%(a)	109,725	5,259,942
Total Energy		5,259,942
Financials 0.5%
Commercial Banks 0.5%
Fifth Third Bancorp, 8.500%(a)	200,000	27,225,000
Total Financials		27,225,000
Total Convertible Preferred Stocks (Cost: $36,022,370)		32,484,942
Exchange-Traded Funds 1.6%
SPDR S&P 500 ETF Trust(a)	725,000	95,330,250
Total Exchange-Traded Funds (Cost: $99,837,441)		95,330,250
Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(c)(d)	201,123,460	201,123,460
Total Money Market Funds (Cost: $201,123,460)		201,123,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan 14.9%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 1.1%
Atlantis One 08/01/12	0.662%	11,959,960	11,959,960
09/10/12	0.592%	5,982,300	5,982,300
10/11/12	0.541%	4,986,275	4,986,275
Gemini Securitization Corporation (FKA Twin Towers) 08/31/12	0.501%	4,992,014	4,992,014
Kells Funding LLC 06/04/12	0.501%	1,997,361	1,997,361
07/02/12	0.601%	4,989,250	4,989,250
10/12/12	0.612%	9,969,161	9,969,161
Rheingold Securitization 06/25/12	0.550%	7,996,700	7,996,700
Royal Park Investments Funding Corp. 06/21/12	0.720%	9,994,000	9,994,000
Total			62,867,021
Certificates of Deposit 6.5%
ABM AMRO Bank N.V. 06/21/12	0.400%	9,989,788	9,989,788
08/07/12	0.450%	6,992,134	6,992,134
08/08/12	0.460%	11,985,910	11,985,910
Barclays Bank PLC 07/18/12	0.280%	10,000,000	10,000,000
Credit Suisse 08/30/12	0.300%	10,000,000	10,000,000
11/08/12	0.399%	15,000,000	15,000,000
DZ Bank AG 07/27/12	0.320%	10,000,000	10,000,000
Deutsche Bank AG 07/27/12	0.340%	10,000,000	10,000,000
10/09/12	0.750%	10,000,000	10,000,000
11/02/12	0.729%	10,000,000	10,000,000
DnB NOR ASA 09/14/12	0.530%	5,000,000	5,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 06/29/12	0.240%	15,000,000	15,000,000
Hong Kong Shanghai Bank Corp., Ltd. 06/25/12	0.240%	15,000,000	15,000,000
Mitsubishi UFJ Trust and Banking Corp. 10/12/12	0.530%	5,000,000	5,000,000
Mizuho Corporate Bank Ltd. 06/01/12	0.370%	20,000,000	20,000,000
08/14/12	0.400%	10,000,000	10,000,000
N.V. Bank Nederlandse Gemeenten 06/29/12	0.260%	10,000,000	10,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
National Australia Bank 08/16/12	0.339%	10,000,000	10,000,000
10/29/12	0.298%	9,999,600	9,999,600
National Bank of Canada 11/09/12	0.299%	10,000,000	10,000,000
Nordea Bank AB 08/23/12	0.290%	20,000,000	20,000,000
Norinchukin Bank 08/21/12	0.390%	10,000,000	10,000,000
08/22/12	0.390%	10,000,000	10,000,000
10/31/12	0.560%	10,000,000	10,000,000
11/09/12	0.519%	10,000,000	10,000,000
Rabobank 10/26/12	0.515%	10,000,000	10,000,000
Standard Chartered Bank PLC 10/05/12	0.630%	13,955,308	13,955,308
Sumitomo Mitsui Banking Corp. 06/04/12	0.375%	10,000,000	10,000,000
10/11/12	0.500%	10,000,000	10,000,000
11/02/12	0.479%	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd. 08/29/12	0.350%	20,000,000	20,000,000
11/01/12	0.479%	12,000,000	12,000,000
Svenska Handelsbanken 08/27/12	0.270%	10,000,130	10,000,130
08/30/12	0.580%	10,000,000	10,000,000
09/13/12	0.490%	5,000,000	5,000,000
Total			379,922,870
Commercial Paper 3.2%
BTM Capital 06/08/12	0.340%	9,997,733	9,997,733
Caisse d'Amortissement de la Dette Sociale 07/19/12	0.471%	4,992,167	4,992,167
Caisse des Depots 08/31/12	0.360%	9,990,800	9,990,800
10/05/12	0.562%	2,991,460	2,991,460
Development Bank of Singapore Ltd. 08/02/12	0.551%	9,973,417	9,973,417
DnB NOR 08/30/12	0.489%	3,000,000	3,000,000
10/10/12	0.511%	9,974,075	9,974,075
Erste Abwicklungsanstalt 08/22/12	0.390%	19,980,067	19,980,067
08/27/12	0.380%	9,989,972	9,989,972
Mitsubishi UFJ Trust and Banking Corp. 09/04/12	0.441%	9,984,967	9,984,967

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Nordea Bank AB 07/24/12	0.627%	6,977,882	6,977,882
08/14/12	0.592%	4,985,168	4,985,168
Skandinaviska Enskilda Banken AB 06/15/12	0.330%	9,994,500	9,994,500
07/03/12	0.315%	9,994,662	9,994,662
07/17/12	0.300%	9,994,667	9,994,667
Suncorp Metway Ltd. 06/04/12	0.450%	4,996,062	4,996,062
06/05/12	0.460%	3,996,882	3,996,882
06/12/12	0.460%	9,991,950	9,991,950
06/13/12	0.450%	4,996,063	4,996,063
07/23/12	0.460%	14,987,925	14,987,925
The Commonwealth Bank of Australia 08/16/12	0.299%	10,000,000	10,000,000
Westpac Securities NZ Ltd. 08/27/12	0.491%	6,984,279	6,984,279
Total			188,774,698
Repurchase Agreements 4.1%
Citigroup Global Markets, Inc. dated 05/31/12, matures 06/01/12, repurchase price $5,000,031(e)	0.220%	5,000,000	5,000,000
Deutsche Bank AG dated 05/29/12, matures 06/05/12, repurchase price $25,000,875(e)	0.180%	25,000,000	25,000,000
Goldman Sachs & Co. dated 05/31/12, matures 06/01/12, repurchase price $10,000,058(e)	0.210%	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 05/31/12, matures 06/01/12, repurchase price $23,400,163(e)	0.250%	23,400,000	23,400,000
Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $86,000,573(e)	0.240%	86,000,000	86,000,000
Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $63,000,140(e)	0.230%	62,999,738	62,999,738

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Societe Generale dated 05/31/12, matures 06/01/12, repurchase price $25,000,146(e)	0.210%	25,000,000	25,000,000
UBS Securities LLC dated 05/31/12, matures 06/01/12, repurchase price $2,675,335(e)	0.210%	2,675,319	2,675,319
Total			240,075,057
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $871,639,646)			871,639,646
Total Investments (Cost: $6,046,269,823)			6,705,179,678
Other Assets & Liabilities, Net			(856,338,388)
Net Assets			5,848,841,290

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments

(a)  At May 31, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at May 31, 2012.

(d)  Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	123,514,676	1,193,764,310	(1,116,155,526)	—	201,123,460	170,160	201,123,460

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	25,133
Fannie Mae REMICS	1,979,305
Fannie Mae-Aces	41,059
Freddie Mac Reference REMIC	11,036
Freddie Mac REMICS	2,518,595
Government National Mortgage Association	524,872
Total Market Value of Collateral Securities	5,100,000
Security Description	Value ($)
Deutsche Bank AG (0.180%)
Fannie Mae REMICS	4,136,938
Government National Mortgage Association	21,372,615
Total Market Value of Collateral Securities	25,509,553
Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	8,107,002
Ginnie Mae II Pool	2,092,998
Total Market Value of Collateral Securities	10,200,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae Grantor Trust	710,631
Fannie Mae Pool	54,909
Fannie Mae REMICS	12,028,491
Fannie Mae Whole Loan	829,593
FHLMC Structured Pass Through Securities	378,857
Freddie Mac Non Gold Pool	1,659,616
Freddie Mac REMICS	1,577,540
Ginnie Mae II Pool	6,628,363
Total Market Value of Collateral Securities	23,868,000
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	7,262,678
Fannie Mae REMICS	23,394,532
Fannie Mae-Aces	283,803
Freddie Mac Gold Pool	9,860,612
Freddie Mac REMICS	19,265,132
Government National Mortgage Association	19,195,098
United States Treasury Note/Bond	8,458,733
Total Market Value of Collateral Securities	87,720,588
Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	27,450,209
Freddie Mac Gold Pool	14,271,257
Ginnie Mae II Pool	22,538,266
Total Market Value of Collateral Securities	64,259,732
Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	14,039,392
Freddie Mac Gold Pool	11,460,608
Total Market Value of Collateral Securities	25,500,000
Security Description	Value ($)
UBS Securities LLC (0.210%)
Ginnie Mae I Pool	1,671,413
Ginnie Mae II Pool	1,057,413
Total Market Value of Collateral Securities	2,728,826

Abbreviation Legend

ADR American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	495,803,731	—	—	495,803,731
Consumer Staples	701,667,186	—	—	701,667,186
Energy	591,598,069	—	—	591,598,069
Financials	790,623,387	—	—	790,623,387
Health Care	797,965,857	—	—	797,965,857
Industrials	462,790,639	—	—	462,790,639
Information Technology	703,094,247	—	—	703,094,247
Materials	302,763,672	—	—	302,763,672
Telecommunication Services	366,004,166	—	—	366,004,166
Utilities	292,290,426	—	—	292,290,426
Convertible Preferred Stocks
Energy	5,259,942	—	—	5,259,942
Financials	27,225,000	—	—	27,225,000
Exchange-Traded Funds	95,330,250	—	—	95,330,250
Total Equity Securities	5,632,416,572	—	—	5,632,416,572
Other
Money Market Funds	201,123,460	—	—	201,123,460
Investments of Cash Collateral Received for Securities on Loan	—	871,639,646	—	871,639,646
Total Other	201,123,460	871,639,646	—	1,072,763,106
Total	5,833,540,032	871,639,646	—	6,705,179,678

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, May 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$26,020,953	$—	$—	$26,020,953

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Dividend Income Fund

Statement of Assets and Liabilities

May 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $4,973,506,717)	$5,632,416,572
Affiliated issuers (identified cost $201,123,460)	201,123,460
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $631,564,589)	631,564,589
Repurchase agreements (identified cost $240,075,057)	240,075,057
Total investments (identified cost $6,046,269,823)	6,705,179,678
Receivable for:
Investments sold	47,426,496
Capital shares sold	8,494,125
Dividends	20,128,790
Interest	1,571,819
Expense reimbursement due from Investment Manager	8,507
Trustees' deferred compensation plan	122,249
Total assets	6,782,931,664
Liabilities
Due upon return of securities on loan	871,639,646
Payable for:
Investments purchased	56,817,841
Capital shares purchased	4,408,240
Investment management fees	86,205
Distribution and service fees	21,227
Transfer agent fees	913,882
Administration fees	7,416
Compensation of board members	5,180
Chief compliance officer expenses	640
Other expenses	67,848
Trustees' deferred compensation plan	122,249
Total liabilities	934,090,374
Net assets applicable to outstanding capital stock	$5,848,841,290
Represented by
Paid-in capital	$5,227,549,204
Undistributed net investment income	28,231,804
Accumulated net realized loss	(65,849,573)
Unrealized appreciation (depreciation) on:
Investments	658,909,855
Total — representing net assets applicable to outstanding capital stock	$5,848,841,290
*Value of securities on loan	$850,240,144

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Dividend Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A
Net assets	$1,729,495,110
Shares outstanding	123,864,845
Net asset value per share	$13.96
Maximum offering price per share(a)	$14.81
Class B
Net assets	$15,095,292
Shares outstanding	1,107,598
Net asset value per share	$13.63
Class C
Net assets	$279,092,932
Shares outstanding	20,491,359
Net asset value per share	$13.62
Class I
Net assets	$271,693,881
Shares outstanding	19,426,368
Net asset value per share	$13.99
Class R
Net assets	$32,182,998
Shares outstanding	2,304,697
Net asset value per share	$13.96
Class T
Net assets	$77,344,325
Shares outstanding	5,539,104
Net asset value per share	$13.96
Maximum offering price per share(a)	$14.81
Class W
Net assets	$47,647,086
Shares outstanding	3,412,483
Net asset value per share	$13.96
Class Z
Net assets	$3,396,289,666
Shares outstanding	243,045,184
Net asset value per share	$13.97

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Dividend Income Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends	$120,060,174	$113,036,547
Interest	—	51,726
Dividends from affiliates	170,160	37,160
Income from securities lending — net	6,504,197	77,258
Foreign taxes withheld	(416,409)	(712,700)
Total income	126,318,122	112,489,991
Expenses:
Investment management fees	18,535,458	20,026,109
Distribution fees
Class B	81,704	146,783
Class C	1,210,003	1,164,658
Class R	76,739	62,372
Service fees
Class A	2,454,192	2,530,486
Class B	27,234	48,928
Class C	403,334	388,219
Class W	80,221	75,979
Shareholder service fee — Class T	158,657	247,391
Transfer agent fees
Class A	1,762,486	1,717,159
Class B	20,531	33,068
Class C	288,340	261,871
Class R	26,997	20,120
Class T	97,886	138,140
Class W	56,999	48,902
Class Z	3,496,086	3,385,803
Administration fees	1,613,728	2,133,693
Compensation of board members	86,606	118,135
Pricing and bookkeeping fees	—	108,964
Custodian fees	88,902	90,644
Printing and postage fees	302,036	300,001
Registration fees	470,674	202,000
Professional fees	135,698	179,437
Chief compliance officer expenses	1,066	3,661
Other	115,787	81,646
Total expenses	31,591,364	33,514,169
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,781,743)	(1,966,047)
Expense reductions	—	(12,184)
Total net expenses	29,809,621	31,535,938
Net investment income	96,508,501	80,954,053
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,301,149	16,568,991
Foreign currency translations	2,231	1,298
Net realized gain	16,303,380	16,570,289
Net change in unrealized appreciation (depreciation) on:
Investments	546,816,691	(125,200,605)
Foreign currency translations	2,620	(2,620)
Net change in unrealized appreciation (depreciation)	546,819,311	(125,203,225)
Net realized and unrealized gain (loss)	563,122,691	(108,632,936)
Net change in net assets resulting from operations	$659,631,192	$(27,678,883)

(a) For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Dividend Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011	Year Ended September 30, 2010(b)
Operations
Net investment income	$96,508,501	$80,954,053	$53,954,403
Net realized gain	16,303,380	16,570,289	43,830,633
Net change in unrealized appreciation (depreciation)	546,819,311	(125,203,225)	114,609,413
Net increase (decrease) in net assets resulting from operations	659,631,192	(27,678,883)	212,394,449
Distributions to shareholders
Net investment income
Class A	(18,711,324)	(22,582,632)	(15,010,735)
Class B	(149,656)	(274,525)	(408,584)
Class C	(2,239,333)	(2,356,214)	(1,243,004)
Class I	(3,932,492)	(3,517,020)	—
Class R	(259,671)	(247,636)	(90,437)
Class T	(987,754)	(1,721,136)	(1,868,788)
Class W	(606,798)	(740,376)	—
Class Z	(41,629,351)	(49,919,726)	(36,042,620)
Total distributions to shareholders	(68,516,379)	(81,359,265)	(54,664,168)
Increase in net assets from share transactions	1,350,220,709	1,492,699,841	671,056,299
Total increase in net assets	1,941,335,522	1,383,661,693	828,786,580
Net assets at beginning of year	3,907,505,768	2,523,844,075	1,695,057,495
Net assets at end of year	$5,848,841,290	$3,907,505,768	$2,523,844,075
Undistributed net investment income	$28,231,804	$244,845	$648,759

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Dividend Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011(b)		Year Ended September 30, 2010
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(c)	48,546,597	672,368,710	48,175,528	634,891,354	27,619,891	326,418,937
Distributions reinvested	1,151,653	16,100,090	1,446,142	18,598,042	1,091,127	12,956,124
Redemptions	(16,542,347)	(228,949,914)	(18,973,244)	(248,181,551)	(11,936,159)	(140,954,594)
Net increase	33,155,903	459,518,886	30,648,426	405,307,845	16,774,859	198,420,467
Class B shares
Subscriptions	193,082	2,583,203	342,782	4,373,503	287,214	3,327,780
Distributions reinvested	8,376	113,803	15,508	195,603	28,145	326,729
Redemptions(c)	(410,573)	(5,513,011)	(823,282)	(10,545,800)	(1,094,271)	(12,733,090)
Net decrease	(209,115)	(2,816,005)	(464,992)	(5,976,694)	(778,912)	(9,078,581)
Class C shares
Subscriptions	6,603,537	89,285,490	9,101,453	116,817,556	4,345,783	50,314,346
Distributions reinvested	126,063	1,717,923	132,150	1,655,855	78,265	908,798
Redemptions	(1,542,136)	(20,780,156)	(1,871,114)	(23,806,169)	(914,304)	(10,483,246)
Net increase	5,187,464	70,223,257	7,362,489	94,667,242	3,509,744	40,739,898
Class I shares
Subscriptions	5,520,881	75,970,455	24,078,342	320,170,838	206	2,500
Distributions reinvested	282,493	3,932,450	276,223	3,516,952	—	—
Redemptions	(6,890,933)	(93,486,923)	(3,840,844)	(50,294,066)	—	—
Net increase (decrease)	(1,087,559)	(13,584,018)	20,513,721	273,393,724	206	2,500
Class R shares
Subscriptions	1,511,426	21,095,800	742,217	9,640,024	758,691	9,240,343
Distributions reinvested	14,515	203,218	15,585	200,423	6,868	81,266
Redemptions	(297,634)	(4,166,692)	(388,469)	(5,161,722)	(117,253)	(1,359,907)
Net increase	1,228,307	17,132,326	369,333	4,678,725	648,306	7,961,702
Class T shares
Subscriptions	55,561	761,410	150,886	1,961,263	784,478	9,235,572
Distributions reinvested	58,440	812,871	109,642	1,414,376	146,661	1,740,293
Redemptions	(527,656)	(7,286,576)	(938,084)	(12,332,826)	(898,540)	(10,598,500)
Net increase (decrease)	(413,655)	(5,712,295)	(677,556)	(8,957,187)	32,599	377,365
Class W shares
Subscriptions	746,557	10,264,661	4,878,494	64,001,093	206	2,500
Distributions reinvested	43,651	606,762	58,168	740,317	—	—
Redemptions	(955,633)	(13,161,521)	(1,358,960)	(17,428,109)	—	—
Net increase (decrease)	(165,425)	(2,290,098)	3,577,702	47,313,301	206	2,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Dividend Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011(b)		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	89,060,506	1,229,645,133	86,848,555	1,140,726,956	62,622,462	742,481,198
Distributions reinvested	1,312,934	18,342,883	1,553,333	19,960,237	971,154	11,539,013
Redemptions	(30,405,107)	(420,239,360)	(36,526,580)	(478,414,308)	(27,195,653)	(321,389,763)
Net increase	59,968,333	827,748,656	51,875,308	682,272,885	36,397,963	432,630,448
Total net increase	97,664,253	1,350,220,709	113,204,431	1,492,699,841	56,584,971	671,056,299

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Dividend Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended September 30,
Class A	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.16		$12.12		$11.18		$12.01		$15.35		$13.45
Income from investment operations:
Net investment income	0.25		0.29		0.28		0.29		0.31		0.28
Net realized and unrealized gain (loss)	1.73		0.03	(b)	0.94		(0.86)		(3.18)		2.02
Total from investment operations	1.98		0.32		1.22		(0.57)		(2.87)		2.30
Less distributions to shareholders:
Net investment income	(0.18)		(0.28)		(0.28)		(0.27)		(0.31)		(0.27)
Net realized gains	—		—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.18)		(0.28)		(0.28)		(0.27)		(0.47)		(0.40)
Proceeds from regulatory settlements	—		—		—		0.01		—		—
Net asset value, end of period	$13.96		$12.16		$12.12		$11.18		$12.01		$15.35
Total return	16.26%		2.56%		11.02%		(4.33%)		(19.06%)		17.31%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.06	%(d)	1.09%		1.07%		1.11%		1.11%		1.12%
Net expenses after fees waived or expenses reimbursed(e)	1.00	%(d)	1.03	%(f)	1.05	%(f)	1.05	%(f)	1.05	%(f)	1.05	%(f)
Net investment income	2.71	%(d)	2.23	%(f)	2.41	%(f)	2.88	%(f)	2.24	%(f)	1.90	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,729,495		$1,103,389		$728,219		$483,916		$278,122		$370,358
Portfolio turnover	23%		20%		17%		23%		16%		21%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class B	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$11.89		$11.86		$10.94		$11.75		$15.03		$13.17
Income from investment operations:
Net investment income	0.18		0.19		0.19		0.21		0.20		0.16
Net realized and unrealized gain (loss)	1.69		0.03	(b)	0.93		(0.82)		(3.11)		1.99
Total from investment operations	1.87		0.22		1.12		(0.61)		(2.91)		2.15
Less distributions to shareholders:
Net investment income	(0.13)		(0.19)		(0.20)		(0.20)		(0.21)		(0.16)
Net realized gains	—		—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.13)		(0.19)		(0.20)		(0.20)		(0.37)		(0.29)
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		—
Net asset value, end of period	$13.63		$11.89		$11.86		$10.94		$11.75		$15.03
Total return	15.69%		1.74%		10.24%		(4.97%)		(19.71%)		16.49%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.81	%(e)	1.85%		1.82%		1.86%		1.86%		1.87%
Net expenses after fees waived or expenses reimbursed(f)	1.75	%(e)	1.79	%(g)	1.80	%(g)	1.80	%(g)	1.80	%(g)	1.80	%(g)
Net investment income	1.96	%(e)	1.48	%(g)	1.67	%(g)	2.18	%(g)	1.48	%(g)	1.16	%(g)
Supplemental data
Net assets, end of period (in thousands)	$15,095		$15,659		$21,126		$28,006		$31,307		$52,937
Portfolio turnover	23%		20%		17%		23%		16%		21%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class C	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$11.88		$11.85		$10.93		$11.74		$15.02		$13.17
Income from investment operations:
Net investment income	0.18		0.19		0.19		0.20		0.20		0.16
Net realized and unrealized gain (loss)	1.69		0.03	(b)	0.93		(0.82)		(3.11)		1.98
Total from investment operations	1.87		0.22		1.12		(0.62)		(2.91)		2.14
Less distributions to shareholders:
Net investment income	(0.13)		(0.19)		(0.20)		(0.20)		(0.21)		(0.16)
Net realized gains	—		—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.13)		(0.19)		(0.20)		(0.20)		(0.37)		(0.29)
Proceeds from regulatory settlements	—		—		—		0.01		—		—
Net asset value, end of period	$13.62		$11.88		$11.85		$10.93		$11.74		$15.02
Total return	15.71%		1.74%		10.25%		(4.98%)		(19.72%)		16.42%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.81	%(d)	1.84%		1.82%		1.86%		1.86%		1.87%
Net expenses after fees waived or expenses reimbursed(e)	1.75	%(d)	1.78	%(f)	1.80	%(f)	1.80	%(f)	1.80	%(f)	1.80	%(f)
Net investment income	1.96	%(d)	1.49	%(f)	1.66	%(f)	2.08	%(f)	1.48	%(f)	1.14	%(f)
Supplemental data
Net assets, end of period (in thousands)	$279,093		$181,875		$94,091		$48,438		$12,635		$20,622
Portfolio turnover	23%		20%		17%		23%		16%		21%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class I	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$12.18		$12.13		$12.14
Income from investment operations:
Net investment income	0.28		0.35		0.01
Net realized and unrealized gain (loss)	1.73		0.03	(c)	(0.02)
Total from investment operations	2.01		0.38		(0.01)
Less distributions to shareholders:
Net investment income	(0.20)		(0.33)		—
Total distributions to shareholders	(0.20)		(0.33)		—
Net asset value, end of period	$13.99		$12.18		$12.13
Total return	16.53%		3.02%		(0.08%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.63	%(e)	0.67%		0.71	%(e)
Net expenses after fees waived or expenses reimbursed(f)	0.63	%(e)	0.67	%(g)	0.71	%(e)(g)
Net investment income	3.08	%(e)	2.62	%(g)	8.17	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$271,694		$249,778		$2
Portfolio turnover	23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R	2012(a)		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$12.17		$12.13		$11.18		$12.01		$13.39
Income from investment operations:
Net investment income	0.23		0.26		0.27		0.28		0.14
Net realized and unrealized gain (loss)	1.72		0.03	(c)	0.93		(0.86)		(1.38)
Total from investment operations	1.95		0.29		1.20		(0.58)		(1.24)
Less distributions to shareholders:
Net investment income	(0.16)		(0.25)		(0.25)		(0.25)		(0.14)
Total distributions to shareholders	(0.16)		(0.25)		(0.25)		(0.25)		(0.14)
Proceeds from regulatory settlements	—		—		—		0.00	(d)	—
Net asset value, end of period	$13.96		$12.17		$12.13		$11.18		$12.01
Total return	16.03%		2.30%		10.84%		(4.57%)		(9.28%)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.31	%(f)	1.34%		1.32%		1.36%		1.36	%(f)
Net expenses after fees waived or expenses reimbursed(g)	1.25	%(f)	1.28	%(h)	1.30	%(h)	1.30	%(h)	1.30	%(f)(h)
Net investment income	2.46	%(f)	1.98	%(h)	2.27	%(h)	2.59	%(h)	2.10	%(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$32,183		$13,101		$8,577		$657		$11
Portfolio turnover	23%		20%		17%		23%		16%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from March 28, 2008 (commencement of operations) to September 30, 2008.

(c)  Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class T	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.17		$12.13		$11.18		$12.01		$15.35		$13.45
Income from investment operations:
Net investment income	0.24		0.29		0.28		0.29		0.30		0.27
Net realized and unrealized gain (loss)	1.72		0.03	(b)	0.95		(0.85)		(3.18)		2.02
Total from investment operations	1.96		0.32		1.23		(0.56)		(2.88)		2.29
Less distributions to shareholders:
Net investment income	(0.17)		(0.28)		(0.28)		(0.27)		(0.30)		(0.26)
Net realized gains	—		—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.17)		(0.28)		(0.28)		(0.27)		(0.46)		(0.39)
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		—
Net asset value, end of period	$13.96		$12.17		$12.13		$11.18		$12.01		$15.35
Total return	16.14%		2.51%		11.06%		(4.38%)		(19.10%)		17.25%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.11	%(e)	1.15%		1.12%		1.16%		1.16%		1.17%
Net expenses after fees waived or expenses reimbursed(f)	1.05	%(e)	1.09	%(g)	1.10	%(g)	1.10	%(g)	1.10	%(g)	1.10	%(g)
Net investment income	2.65	%(e)	2.18	%(g)	2.36	%(g)	2.87	%(g)	2.19	%(g)	1.85	%(g)
Supplemental data
Net assets, end of period (in thousands)	$77,344		$72,421		$80,405		$73,773		$72,213		$100,932
Portfolio turnover	23%		20%		17%		23%		16%		21%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class W	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$12.16		$12.12		$12.13
Income from investment operations:
Net investment income	0.25		0.30		0.01
Net realized and unrealized gain (loss)	1.73		0.02	(c)	(0.02)
Total from investment operations	1.98		0.32		(0.01)
Less distributions to shareholders:
Net investment income	(0.18)		(0.28)		—
Total distributions to shareholders	(0.18)		(0.28)		—
Net asset value, end of period	$13.96		$12.16		$12.12
Total return	16.27%		2.57%		(0.08%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.05	%(e)	1.08%		1.06	%(e)
Net expenses after fees waived or expenses reimbursed(f)	1.00	%(e)	1.00	%(g)	1.05	%(e)(g)
Net investment income	2.71	%(e)	2.28	%(g)	7.83	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$47,647		$43,525		$2
Portfolio turnover	23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
28

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class Z	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.17		$12.13		$11.18		$12.01		$15.36		$13.45
Income from investment operations:
Net investment income	0.27		0.33		0.31		0.31		0.34		0.31
Net realized and unrealized gain (loss)	1.72		0.03	(b)	0.95		(0.85)		(3.19)		2.04
Total from investment operations	1.99		0.36		1.26		(0.54)		(2.85)		2.35
Less distributions to shareholders:
Net investment income	(0.19)		(0.32)		(0.31)		(0.30)		(0.34)		(0.31)
Net realized gains	—		—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.19)		(0.32)		(0.31)		(0.30)		(0.50)		(0.44)
Proceeds from regulatory settlements	—		—		—		0.01		—		—
Net asset value, end of period	$13.97		$12.17		$12.13		$11.18		$12.01		$15.36
Total return	16.39%		2.82%		11.38%		(4.10%)		(18.90%)		17.67%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.80	%(d)	0.84%		0.82%		0.86%		0.86%		0.87%
Net expenses after fees waived or expenses reimbursed(e)	0.75	%(d)	0.79	%(f)	0.80	%(f)	0.80	%(f)	0.80	%(f)	0.80	%(f)
Net investment income	2.96	%(d)	2.48	%(f)	2.66	%(f)	3.15	%(f)	2.51	%(f)	2.15	%(f)
Supplemental data
Net assets, end of period (in thousands)	$3,396,290		$2,227,757		$1,591,420		$1,060,268		$671,700		$594,859
Portfolio turnover	23%		20%		17%		23%		16%		21%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
29

Columbia Dividend Income Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class T, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity.

Annual Report 2012
30

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to

Annual Report 2012
31

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2012

federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.70% to 0.51% as the Fund's net assets increased. The annualized effective management fee rate for the period ended May 31, 2012 and for the year ended September 30, 2011 was 0.54% and 0.58%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The annualized effective administrative fee rate for the period ended May 31, 2012 and for the year ended September 30, 2011 was 0.05% and 0.06%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting

Annual Report 2012
32

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

The Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011
Class A	0.18%	0.17%
Class B	0.19	0.17
Class C	0.18	0.17
Class R	0.18	0.16
Class T	0.19	0.17
Class W	0.18	0.16
Class Z	0.18	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts and for the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $12,069.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%,

Annual Report 2012
33

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2012

0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. For the period ended May 31, 2012 and the year ended September 30, 2011, the annualized effective shareholder services fee rate was 0.30% of the Fund's average daily net assets.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,566,770 for Class A, $9,536 for Class B, $23,106 for Class C and $2,396 for Class T shares for the period ended May 31, 2012, and $2,060,727 for Class A, $33,302 for Class B, $19,863 for Class C and $1,671 for Class T shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.00%
Class B	1.75
Class C	1.75
Class I	0.67
Class R	1.25
Class T	1.05
Class W	1.00
Class Z	0.75

Prior to July 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.05%
Class B	1.80
Class C	1.80
Class I	0.74
Class R	1.30
Class T	1.10
Class W	1.05
Class Z	0.80

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2012
34

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, capital loss carryforwards, foreign currency transactions and adjustments on certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(5,163)
Accumulated net realized loss	427,200
Paid-in capital	(422,037)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Ordinary income	$68,516,379	$81,359,265	$54,664,168
Long-term capital gains	—	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$28,354,054
Undistributed accumulated long-term gain	—
Unrealized appreciation	658,506,129

At May 31, 2012, the cost of investments for federal income tax purposes was $6,046,673,549 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$851,421,475
Unrealized depreciation	(192,915,346)
Net unrealized appreciation	$658,506,129

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2014	$2,532,220
2017	37,045,347
2018	25,868,280
Total	$65,445,847

For the period ended May 31, 2012, $16,216,375 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,409,913,945 and $1,111,553,124, respectively, for the period ended May 31, 2012.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the

Annual Report 2012
35

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2012

value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended June 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At May 31, 2012, securities valued at $850,240,144 were on loan, secured by cash collateral of $871,639,646 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period October 1, 2010 through July 11, 2011, these credits reduced total expenses by $115.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 43.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012 and the year ended September 30, 2011.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2012
36

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
37

Columbia Dividend Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 20, 2012

Annual Report 2012
38

Columbia Dividend Income Fund

Federal Income Tax Information

(Unaudited)

For non-corporate shareholders, 98.78%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended May 31, 2012 may represent qualified dividend income.

89.97% of the ordinary income distributed by the Fund for the fiscal year ended May 31, 2012, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
39

Columbia Dividend Income Fund

Board Members and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
40

Columbia Dividend Income Fund

Board Members and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
41

Columbia Dividend Income Fund

Board Members and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
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Annual Report 2012
44

Columbia Dividend Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
45

Columbia Dividend Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1391 D (7/12)

Annual Report

May 31, 2012

Columbia High Yield Municipal Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia High Yield Municipal Fund

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and public sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples" — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia High Yield Municipal Fund

Performance Overview	2

Manager Discussion of Fund Performance	4

Understanding Your Fund's Expenses	6

Portfolio of Investments	7

Statement of Assets and Liabilities	29

Statement of Operations	31

Statement of Changes in Net Assets	32

Financial Highlights	34

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	45

Federal Income Tax Information	46

Board Members and Officers	47

Board Consideration and Approval of Advisory Agreement	50

Important Information About This Report	57

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia High Yield Municipal Fund

Performance Overview

Performance Summary

>  For the 11-month period that ended May 31, 2012, Columbia High Yield Municipal Fund (the fund) Class A shares returned 14.19% excluding sales charge.

>  The fund beat its primary benchmark, the Barclays High Yield Municipal Bond Index, and its blended benchmark (60% Barclays High Yield Municipal Bond Index, 40% Barclays Municipal Bond Index), which returned 13.30% and 11.99% respectively.

>  Positive security selection and sector allocations contributed to the fund's relative outperformance.

Average Annual Total Returns (%) (for period ended May 31, 2012)

	Inception	11 Months cumulative	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding Sales Charges		14.19	15.55	3.59	4.56
Including Sales Charges		8.75	10.01	2.59	4.05
Class B*	07/15/02
Excluding Sales Charges		13.41	14.68	2.82	3.78
Including Sales Charges		8.41	9.68	2.49	3.78
Class C*	07/15/02
Excluding Sales Charges		13.56	14.86	2.98	3.94
Including Sales Charges		12.56	13.86	2.98	3.94
Class Z	03/05/84	14.39	15.77	3.80	4.78
Barclays High Yield Municipal Bond Index		13.30	15.42	3.51	6.38	**
Blended Benchmark		11.99	13.40	4.53	5.82	**

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund's other classes are not subject to sales charges and have limited eligibility. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*  The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

**  Inception date of the Barclays High Yield Municipal Bond Index and the Blended Benchmark is 05/30/03. 10 Years data is as of that date.

The Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than "BB+" or equivalent by any of the three principal rating agencies.

The Blended Benchmark is a custom composite established by the Advisor, consisting of a 60% weighting of the Barclays High Yield Municipal Bond Index and a 40% weighting of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Annual Report 2012
2

Columbia High Yield Municipal Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2002 – May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. A $10,000 investment in the fund since 06/01/02 appreciated to $10,252 on 05/30/03, the inception date of the Barclays High Yield Municipal Bond Index and the Blended Benchmark. For comparison with these indices, the chart shows them at the same value as the fund at the indices' inception date.

Annual Report 2012
3

Columbia High Yield Municipal Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia High Yield Municipal Fund has approved the change of the fund's fiscal year end from June 30 to May 31. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from June 1, 2012 through November 30, 2012.

For the 11-month period that ended May 31, 2012, the fund's Class A shares returned 14.19% without sales charge. It outperformed both its primary benchmark, the Barclays High Yield Municipal Bond Index, and its blended benchmark (60% Barclays High Yield Municipal Bond Index, 40% Barclays Municipal Bond Index), which returned 13.30% and 11.99% respectively. Positive security selection and sector allocations contributed to the fund's outperformance.

Mixed Economic Backdrop

Early in the period, Europe's debt problems and wrangling in Washington over the federal budget and national debt dominated world headlines. U.S. economic news was lackluster, and job numbers were disappointing. Both economic and job growth picked up late in 2011 but disappointed again in the final months of the period. First-quarter economic growth, as measured by gross domestic product, slipped to 1.9% and expectations for second-quarter growth were no higher. On a positive note, manufacturing activity continued to expand and the housing outlook brightened, as year-over-year sales picked up, inventories tightened and prices stabilized somewhat.

Favorable Environment for Municipal Bonds

Concerns about defaults eased over the year, benefiting municipal bonds. In addition, municipal bond rates fell along with Treasury yields, as Europe's mounting sovereign debt problems and slowing economic growth in the United States triggered an investor flight to safety. As yields fell, bond prices rallied. Further bolstering returns, demand for municipal bonds outstripped supply, which remained tight, especially on the high-yield side. Municipal bond yields exceeded those on Treasuries, attracting investors searching for additional yield. Government proposals to remove tax-exempt provisions for municipal bonds may have also attracted investors who hoped the tax benefits would be grandfathered. Against this backdrop, the best municipal bond performers were long-maturity and low quality issues.

Gains from Sector and Maturity Positioning

The fund benefited versus both benchmarks from its sector allocations. An underweight — along with positive security selection — in the airline sector, which declined 18% within the Barclays High Yield Municipal Index, was especially helpful. More specifically, an underweight in American Airlines bonds aided results, as the company's 2011 bankruptcy filing hurt the issues' returns. An overweight and strong security selection in the hospital and education sectors also helped, as the sectors climbed between 15% and 17% within the Barclays index. Having a sizable overweight — over 50% of assets — in bonds with maturities of 22 years or more provided an added boost, as longer-term bonds outperformed shorter-maturity issues by a sizable margin. Among the best individual contributors was a 30-year, single A rated zero coupon sales tax bond issued by Miami/Dade County.

Portfolio Management

Chad Farrington, CFA

Quality Breakdown (%) (at May 31, 2012)
AAA	0.6
AA	6.7
A	17.4
BBB	30.4
BB	7.3
B	7.4
CCC	0.1
Not rated	30.1

Percentages indicated are based upon total fixed income securities (excluding money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia High Yield Municipal Fund

Manager Discussion of Fund Performance (continued)

Strong Security Selection within BBB Sector

The fund maintained a relatively high quality bias with close to 30% of assets in BBB rated issues. BBB rated bonds are not included in the Barclays High Yield Municipal Index and account for just under 4% in the blended index. Strong security selection resulted in returns of 16% to 18%, which beat the 14% advance of the BBB bonds in the blended index. The fund's BBB gains also outpaced those of the high-yield and non-rated paper in both the fund and blended index.

Disappointments from Tobacco and Cash Allocations

A sizable underweight in the tobacco sector hampered relative results, as the sector led the Barclays High Yield Municipal Index with a 21% return. Tobacco bonds reached about 20% of the index by period end, but remained a modest position within the fund. The fund's tobacco sector returns also lagged those in the index. A cash position that exceeded 10% at times during the period further detracted from relative performance. Some individual securities hindered performance, including bonds issued by Tolomato Community Development District, a real estate development in Florida that defaulted during the period, and Linden Ponds, a Continuing Care Retirement Community (CCRC), which went through a restructuring. The Tolomato bonds were sold.

Cautious Outlook and Positioning

Given expectations for slow but steady economic growth and continued low interest rates, we think credit fundamentals in the high-yield municipal bond market will likely remain stable. However, with interest rates near historical lows, we remain cautious. At period end, the fund was somewhat defensively positioned with over 9% of assets in cash and lower duration (less sensitivity to interest rate changes) than the Barclays High Yield Municipal Index. Over the year, we put some cash to work in short-maturity (nine- to 11- years), high quality bonds and added modestly to the tobacco sector. Going forward, we plan to continue looking selectively for opportunities to add yield.

Top Ten States (%) (at May 31, 2012)
California	13.6
Illinois	10.0
Florida	9.5
Texas	7.6
Pennsylvania	4.3
Missouri	4.1
Michigan	3.5
Massachusetts	3.3
Georgia	3.0
Kansas	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

Annual Report 2012
5

Columbia High Yield Municipal Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,091.60	1,020.90	4.29	4.14	0.82
Class B	1,000.00	1,000.00	1,087.70	1,017.25	8.09	7.82	1.55
Class C	1,000.00	1,000.00	1,088.50	1,018.00	7.31	7.06	1.40
Class Z	1,000.00	1,000.00	1,092.80	1,022.00	3.14	3.03	0.60

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia High Yield Municipal Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 88.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.4%
Camden Industrial Development Board Prerefunded 12/01/13 Revenue Bonds Weyerhaeuser Co. Series 2003B AMT(a) 12/01/24	6.375%	275,000	300,072
Courtland Industrial Development Board(a) Refunding Revenue Bonds International Paper Co. Projects Series 2003B AMT 08/01/25	6.250%	2,000,000	2,098,180
Series 2005A AMT 06/01/25	5.200%	1,000,000	1,028,760
Total			3,427,012
Alaska 0.7%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011(b) 10/01/41	7.750%	5,000,000	5,359,350
Northern Tobacco Securitization Corp. Asset Backed Revenue Bonds Series 2006A 06/01/46	5.000%	1,000,000	751,030
Total			6,110,380
Arizona 1.4%
Arizona Health Facilities Authority Refunding Revenue Bonds Phoenix Memorial Hospital Series 1991(c)(d) 06/01/12	8.125%	1,803,743	18
Maricopa County Pollution Control Corp. Revenue Bonds El Paso Electric Co. Project Series 2009B 04/01/40	7.250%	3,600,000	4,295,628
Pima County Industrial Development Authority Revenue Bonds American Charter Schools Foundation Series 2007A 07/01/38	5.625%	3,840,000	3,451,277
Surprise Municipal Property Corp. Revenue Bonds Series 2007 04/01/32	4.900%	2,000,000	2,030,640
Yavapai County Industrial Development Authority Revenue Bonds Yavapai Regional Medical Center Series 2008B 08/01/37	5.625%	3,500,000	3,595,900
Total			13,373,463

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arkansas 0.1%
City of Camden Refunding Revenue Bonds International Paper Co. Project Series 2004A AMT(a) 11/01/18	5.000%	250,000	266,625
City of Fort Smith Refunding Revenue Bonds Sales & Use Tax Series 2012 05/01/26	3.600%	955,000	974,501
Total			1,241,126
California 12.3%
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b)(e) 07/01/18	6.000%	2,000,000	1,947,060
Cabazon Band Mission Indians(b)(c)(d) Revenue Bonds Series 2004 06/30/12	13.000%	405,000	243,000
10/01/15	8.375%	560,000	351,165
10/01/19	8.750%	2,785,000	1,702,860
Series 2010 10/01/20	8.375%	1,420,000	1,464,446
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006K AMT 08/01/26	4.625%	5,000,000	4,956,150
Series 2008K AMT 08/01/33	5.550%	2,545,000	2,623,844
California Infrastructure & Economic Development Bank Revenue Bonds Broad Museum Project Series 2011A 06/01/21	5.000%	5,000,000	6,224,750
California Municipal Finance Authority(a)(c) Revenue Bonds UTS Renewable Energy-Waste Water Series 2011 AMT 12/01/15	3.950%	1,415,000	1,415,637
12/01/32	7.500%	1,925,000	2,007,371
California State Department of Veterans Affairs Revenue Bonds Series 2012A 12/01/25	3.500%	5,000,000	5,071,100
California State Public Works Board Revenue Bonds Various Capital Projects Subordinated Series 2009I-1 11/01/34	6.375%	5,000,000	5,987,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	2,750,000	2,939,502
Aspire Public Schools Series 2010 07/01/46	6.125%	5,000,000	5,346,650
California Statewide Communities Development Authority(c) Revenue Bonds San Francisco Art Institute Series 2002 04/01/32	7.375%	250,000	235,258
City of Carson Special Assessment Bonds District No. 92-1 Series 1992 09/02/22	7.375%	100,000	100,448
City of Lincoln Prerefunded 09/01/13 Special Tax Bonds Community Facilities District Series 2004-1 09/01/20	5.750%	450,000	488,327
09/01/24	5.900%	445,000	483,728
City of Upland Certificate of Participation San Antonio Community Hospital Series 2011 01/01/41	6.500%	5,000,000	5,743,650
County of Sacramento Revenue Bonds Subordinated Series 2009D 07/01/35	6.000%	2,500,000	2,867,725
Empire Union School District Special Tax Bonds Communities Facilities District No. 1987-1 Series 2002A (AMBAC)(f) 10/01/21	0.000%	1,665,000	1,069,230
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 1999 01/15/40	5.750%	3,000,000	3,000,480
Foothill-Eastern Transportation Corridor Agency(f) Refunding Revenue Bonds Capital Appreciation Series 1999 01/15/30	0.000%	11,520,000	4,029,696
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Senior Series 2007A-1 06/01/47	5.125%	5,000,000	3,597,900
Prerefunded 06/01/13 Revenue Bonds Series 2003A-1 06/01/39	6.750%	200,000	212,808

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hesperia Public Financing Authority Tax Allocation Bonds Redevelopment & Housing Projects Series 2007A 09/01/27	5.500%	5,430,000	4,957,970
Huntington Beach Community Facilities District Special Tax Bonds Grand Coast Resort No. 2000-1 Series 2001 09/01/31	6.450%	1,250,000	1,265,875
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2011A 07/01/19	5.000%	2,000,000	2,486,180
Los Angeles Municipal Improvement Corp. Refunding Revenue Bonds Real Property Series 2012C 03/01/24	5.000%	2,225,000	2,558,461
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/39	6.500%	5,000,000	6,191,200
Northern California Power Agency Refunding Revenue Bonds Hydroelectric Project No.1 SE Series 2012 07/01/28	5.000%	2,000,000	2,295,120
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	2,000,000	1,890,600
Palomar Pomerado Health Certificate of Participation Series 2010 11/01/41	6.000%	4,500,000	4,730,130
Richmond Joint Powers Financing Authority Refunding Revenue Bonds Lease-Civic Center Project Series 2009 (AGM) 08/01/37	5.875%	3,500,000	3,939,985
Riverside County Public Financing Authority Certificate of Participation Series 1999 05/15/29	5.800%	5,650,000	2,965,233
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/39	6.625%	1,500,000	1,636,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 01/01/33	5.000%	5,000,000	4,359,850
State of California Unlimited General Obligation Bonds Various Purpose Series 2007 11/01/37	5.000%	2,475,000	2,634,043
Series 2012 04/01/42	5.000%	3,000,000	3,226,590
Unlimited General Obligation Refunding Bonds Series 2012 02/01/27	5.000%	5,000,000	5,741,700
Total			114,989,497
Colorado 2.5%
Anthem West Metropolitan District Limited Tax General Obligation Bonds Series 2005 12/01/35	6.250%	2,000,000	1,905,560
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Student Housing-Campus Village Apartment Series 2008 06/01/38	5.500%	5,000,000	5,277,350
Colorado Health Facilities Authority Prerefunded 06/01/14 Revenue Bonds Evangelical Lutheran Series 2009A 06/01/38	6.125%	5,750,000	6,399,807
Revenue Bonds Covenant Retirement Communities, Inc. Series 2002B 12/01/33	6.125%	1,000,000	1,031,460
E-470 Public Highway Authority(f) Revenue Bonds Capital Appreciation Senior Series 2000B (NPFGC) 09/01/18	0.000%	4,000,000	3,296,280
Senior Capital Appreciation Series 1997B (NPFGC) 09/01/16	0.000%	5,000,000	4,495,200
Red Sky Ranch Metropolitan District Limited General Obligation Bonds Series 2003 12/01/33	6.050%	1,000,000	1,008,390
Total			23,414,047

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut 1.5%
Connecticut State Development Authority Revenue Bonds Alzheimer's Resource Center Project Series 2007 08/15/21	5.400%	1,080,000	1,124,183
08/15/27	5.500%	1,000,000	1,030,440
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	5,000,000	5,645,150
Mashantucket Western Pequot Tribe Revenue Bonds Subordinated Series 1999B(b)(d)(e)(f) 09/01/15	0.000%	2,000,000	550,180
Mohegan Tribe of Indians of Connecticut(b)(e) Revenue Bonds Public Improvement-Priority Distribution Series 2001 01/01/31	6.250%	5,475,000	5,088,848
Series 2003 01/01/33	5.250%	1,000,000	807,810
Total			14,246,611
Delaware 0.2%
Centerline Equity Issuer Trust(a)(e) 05/15/19	6.300%	1,000,000	1,191,170
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT(a)(c) 06/01/28	6.250%	755,000	720,534
Total			1,911,704
District of Columbia 0.1%
Resolution Trust Corp. Pass-Through Certificates Series 1993A(c) 12/01/16	8.500%	455,481	442,892
Florida 8.5%
Brandy Creek Community Development District Special Assessment Bonds Series 2003A 05/01/34	6.350%	935,000	961,423
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT(a)(c) 07/01/40	7.500%	1,500,000	1,501,140

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Capital Trust Agency, Inc.(a)(c) Revenue Bonds Orlando Project Series 2003 AMT 01/01/32	6.750%	650,000	611,390
Capital Trust Agency, Inc.(c) Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32	7.000%	1,425,000	641,193
Celebration Community Development District Special Assessment Bonds Series 2003A 05/01/34	6.400%	885,000	895,248
Channing Park Community Development District Special Assessment Bonds Series 2007 05/01/38	5.300%	560,000	560,454
Citizens Property Insurance Corp. Revenue Bonds High Risk Series 2010A3(g) 06/01/13	1.930%	5,000,000	5,036,750
City of Lakeland(e) Refunding Revenue Bonds 1st Mortgage-Carpenters Accident Investor Series 2008 01/01/28	6.250%	675,000	700,346
01/01/43	6.375%	2,250,000	2,293,965
Colonial Country Club Community Development District Special Assessment Bonds Series 2003 05/01/33	6.400%	660,000	693,832
County of Broward Airport System Refunding Revenue Bonds Series 2012P-1 AMT(a) 10/01/23	5.000%	5,000,000	5,653,300
County of Lee Solid Waste System Revenue Bonds Series 2006A (AMBAC) AMT(a) 10/01/17	5.000%	2,010,000	2,147,665
County of Miami-Dade Subordinated Revenue Bonds Capital Appreciation Series 2009B(f) 10/01/41	0.000%	30,000,000	5,710,500
Double Branch Community Development District Special Assessment Bonds Series 2002A 05/01/34	6.700%	625,000	641,138

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2010A 09/15/40	6.000%	3,750,000	3,900,937
Islands at Doral Southwest Community Development District Special Assessment Bonds Series 2003 05/01/35	6.375%	725,000	767,231
Lee County Industrial Development Authority Refunding Revenue Bonds Shell PT/Alliance Community Project Series 2007 11/15/29	5.000%	4,000,000	3,851,120
Mid-Bay Bridge Authority Revenue Bonds Series 2011A 10/01/40	7.250%	4,000,000	4,690,440
Middle Village Community Development District Special Assessment Bonds Series 2004A 05/01/35	6.000%	2,000,000	1,837,060
North Brevard County Hospital District Refunding Revenue Bonds Parrish Medical Center Project Series 2008 10/01/38	5.750%	4,000,000	4,369,280
Oakmont Grove Community Development District(c)(d) Special Assessment Bonds Series 2007A 05/01/38	5.400%	1,200,000	420,384
Series 2007B 05/01/12	5.250%	1,000,000	350,080
Orange County Health Facilities Authority Refunding Revenue Bonds Health Care-Orlando Lutheran Series 2005 07/01/26	5.700%	2,000,000	2,022,720
Mayflower Retirement Center Series 2012 06/01/42	5.125%	750,000	755,648
Revenue Bonds 1st Mortgage-Orlando Lutheran Tower Series 2007 07/01/32	5.500%	350,000	344,964
07/01/38	5.500%	1,750,000	1,702,680
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/32	5.500%	4,000,000	4,096,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Seminole Indian Tribe of Florida Revenue Bonds Series 2007A(b)(e) 10/01/24	5.500%	2,000,000	2,087,500
Seven Oaks Community Development District II Special Assessment Bonds Series 2004A 05/01/35	5.875%	435,000	325,702
Series 2004B 05/01/16	7.500%	2,290,000	2,183,904
South Lake County Hospital District Revenue Bonds South Lake Hospital, Inc. Series 2003 10/01/28	6.375%	750,000	769,508
10/01/34	6.375%	500,000	516,620
Series 2010A 04/01/39	6.250%	2,000,000	2,187,800
St. Johns County Industrial Development Authority Refunding Revenue Bonds Bayview Project Series 2007A 10/01/41	5.250%	3,725,000	3,059,640
Vicars Landing Project Series 2007 02/15/27	5.000%	2,500,000	2,532,100
Revenue Bonds Glenmoor Project Series 2006A 01/01/40	5.375%	4,275,000	3,605,065
Sweetwater Creek Community Development District Special Assessment Bonds Series 2007A(c)(d) 05/01/38	5.500%	3,805,000	1,333,272
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	1,935,000	1,572,555
West Villages Improvement District Special Assessment Bonds Unit of Development No. 3 Series 2006(c) 05/01/37	5.500%	1,645,000	735,693
Westchester Community Development District No. 1 Special Assessment Bonds Community Infrastructure Series 2003 05/01/35	6.125%	800,000	795,560
Westridge Community Development District Special Assessment Bonds Series 2005(c)(d) 05/01/37	5.800%	2,650,000	1,009,252
Total			79,871,259

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia 2.7%
Columbus Housing Authority Revenue Bonds Gardens at Calvary Project Series 1999 11/15/29	7.000%	2,000,000	2,000,160
County of Fulton Water & Sewerage Refunding Revenue Bonds Series 2011 01/01/21	5.000%	3,500,000	4,324,320
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	4,500,000	4,976,100
Fulton County Residential Care Facilities for the Elderly Authority Revenue Bonds 1st Mortgage-Lenbrook Project Series 2006A 07/01/17	5.000%	2,000,000	1,973,480
07/01/29	5.000%	3,000,000	2,589,690
Municipal Electric Authority of Georgia Revenue Bonds Series 1991V 01/01/18	6.600%	75,000	82,717
Series 1991V Escrowed to Maturity 01/01/18	6.600%	690,000	810,750
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a) 01/01/34	6.125%	5,000,000	5,180,000
Savannah Economic Development Authority Revenue Bonds 1st Mortgage-Marshes of Skidaway Series 2003A 01/01/24	7.400%	500,000	511,105
01/01/34	7.400%	3,000,000	3,049,500
Total			25,497,822
Guam 0.6%
Guam Department of Education Certificate of Participation John F. Kennedy High School Series 2010A(b) 12/01/40	6.875%	4,750,000	5,120,880
Hawaii 0.5%
Hawaii State Department of Budget & Finance Revenue Bonds 15 Craigside Project Series 2009A 11/15/44	9.000%	2,375,000	2,831,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hawaiian Electric Co. Subsidiary Series 2009 07/01/39	6.500%	1,750,000	2,026,833
Total			4,858,070
Illinois 9.0%
City of Chicago Revenue Bonds Asphalt Operating Services- Recovery Zone Facility Series 2010 12/01/18	6.125%	5,000,000	5,322,500
Tax Allocation Bonds Pilsen Redevelopment Series 2004B 06/01/22	6.750%	1,225,000	1,281,448
County of Cook Unlimited General Obligation Refunding Bonds Series 2011A 11/15/19	5.000%	5,000,000	5,961,950
Du Page County Special Service Area No. 31 Special Tax Bonds Monarch Landing Project Series 2006 03/01/36	5.625%	750,000	719,138
Illinois Finance Authority Refunding Revenue Bonds Chicago Charter School Project Series 2007 12/01/36	5.000%	1,750,000	1,753,500
Uno Charter School Network, Inc. Project Series 2011A 10/01/31	6.875%	2,500,000	2,743,675
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	3,450,000	3,882,457
Columbia College Series 2007 (NPFGC) 12/01/37	5.000%	5,000,000	5,067,150
Hoosier Care Project Series 1999A 06/01/34	7.125%	1,300,000	1,300,052
Provena Health Series 2009A 08/15/34	7.750%	4,000,000	5,088,760
Riverside Health System Series 2009 11/15/35	6.250%	3,000,000	3,439,710
Series 2003A 11/15/32	7.000%	1,000,000	1,008,580
Series 2009 08/15/44	7.000%	5,000,000	5,601,550
Smith Village Project Series 2005A 11/15/35	6.250%	2,750,000	2,675,777

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Finance Authority(a) Revenue Bonds People's Gas Light & Coke Co. Series 2003 (AMBAC) AMT 11/01/38	4.875%	2,500,000	2,590,925
Illinois Finance Authority(c) Revenue Bonds Leafs Hockey Club Project Series 2007A 03/01/37	6.000%	1,000,000	329,890
Illinois Finance Authority(c)(d) Revenue Bonds Monarch Landing, Inc. Facility Series 2007A 12/01/27	7.000%	1,383,250	14
Sedgebrook, Inc. Facility Series 2007A 11/15/37	6.000%	3,806,608	38
11/15/42	6.000%	1,522,643	15
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Series 2010B-2 06/15/50	5.000%	5,000,000	5,266,950
Plano Special Service Area No. 4 Special Tax Bonds Lakewood Springs Project Unit 5 Series 2005 B 03/01/35	6.000%	2,922,000	2,972,288
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,737,400
Southwestern Illinois Development Authority Revenue Bonds Anderson Hospital Series 2006 08/15/26	5.125%	1,245,000	1,253,852
State of Illinois Unlimited General Obligation Bonds Series 2012 03/01/20	5.000%	1,250,000	1,410,150
Unlimited General Obligation Refunding Bonds Series 2010 01/01/20	5.000%	2,650,000	2,987,875
Series 2012 08/01/21	5.000%	2,500,000	2,811,400
Village of Annawan Tax Allocation Bonds Patriot Renewable Fuels LLC Project Series 2007 01/01/18	5.625%	3,905,000	3,544,334

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Village of Bolingbrook Sales Tax Revenue Bonds Series 2005(c) 01/01/24	6.250%	1,500,000	1,037,955
Village of Hillside Tax Allocation Bonds Senior Lien-Mannheim Redevelopment Project Series 2008 01/01/28	7.000%	2,500,000	2,467,200
Village of Lincolnshire Special Tax Bonds Sedgebrook Project Series 2004 03/01/34	6.250%	731,000	732,287
Village of Rosemont Tax Allocation Bonds River Road Hotel Partners Project Series 2007 12/30/23	5.100%	2,700,000	2,330,100
Volo Village Special Service Area No. 3 Special Tax Bonds Symphony Meadows Project Series 2006-1 03/01/36	6.000%	3,713,000	3,168,043
Total			84,486,963
Indiana 0.9%
City of Portage Tax Allocation Bonds Ameriplex Project Series 2006 07/15/23	5.000%	700,000	729,568
Indiana Finance Authority Revenue Bonds Republic Services, Inc. Project Series 2010A AMT(a) 05/01/34	0.600%	4,000,000	4,000,000
Indiana Health & Educational Facilities Financing Authority Revenue Bonds Baptist Homes of Indiana Series 2005 11/15/35	5.250%	2,750,000	2,817,925
Indiana Health Facility Financing Authority Revenue Bonds Hoosier Care Project Series 1999A 06/01/34	7.125%	1,065,000	1,065,043
Total			8,612,536

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa 0.9%
City of Marion Refunding Revenue Bonds 1st Mortgage Series 2003 01/01/29	8.000%	229,000	233,145
Iowa Finance Authority Revenue Bonds Care Initiatives Project Series 1998B 07/01/18	5.750%	505,000	505,505
07/01/28	5.750%	1,475,000	1,475,192
Deerfield Retirement Community, Inc. Series 2007A 11/15/15	5.000%	2,210,000	2,119,302
11/15/27	5.500%	1,135,000	962,412
11/15/37	5.500%	750,000	593,407
Iowa Student Loan Liquidity Corp. Revenue Bonds Senior Series 2011A-2 AMT(a) 12/01/30	5.850%	2,500,000	2,772,300
Total			8,661,263
Kansas 2.6%
City of Lenexa Revenue Bonds Lakeview Village, Inc. Project Series 2009 05/15/29	7.125%	500,000	550,965
05/15/39	7.250%	1,500,000	1,638,210
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Series 2007A 05/15/24	5.000%	3,000,000	3,009,060
05/15/29	5.000%	2,680,000	2,617,074
Wichita Airport Authority Special Revenue Bonds Cessna Citation Service Center Series 2002A AMT(a) 06/15/32	6.250%	1,875,000	1,880,962
Wyandotte County-Kansas City Unified Government Refunding Revenue Bonds Sales Tax-2nd Lien-Area B Series 2005 12/01/20	5.000%	1,165,000	1,234,306
Revenue Bonds Legends Village West Project Series 2006 10/01/28	4.875%	6,245,000	5,947,051

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyandotte County-Kansas City Unified Government(f) Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Series 2010 06/01/21	0.000%	11,475,000	7,907,078
Total			24,784,706
Kentucky 0.2%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds 1st Mortgage-AHF/KY-IA, Inc. Project Series 2003 01/01/29	8.000%	718,000	730,996
Revenue Bonds Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/38	6.000%	1,150,000	1,253,695
Total			1,984,691
Louisiana 2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	5,000,000	5,692,100
Louisiana Public Facilities Authority Revenue Bonds Progressive Healthcare Series 1998(c) 10/01/28	6.375%	2,000,000	1,858,140
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	5,000,000	5,507,250
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(h) 12/01/40	4.000%	1,400,000	1,400,000
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A 06/01/37	5.125%	5,000,000	5,206,200
Total			19,663,690

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland 0.7%
City of Westminster Revenue Bonds Carroll Lutheran Village Series 2004A 05/01/34	6.250%	1,750,000	1,746,780
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	1,000,000	1,061,560
Revenue Bonds University of Maryland-College Park Projects Series 2008 06/01/43	5.875%	2,735,000	2,924,891
Munimae TE Bond Subsidiary LLC(a)(c)(e) 06/30/49	5.800%	1,000,000	690,010
Total			6,423,241
Massachusetts 2.9%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,000,000	880,310
Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	4,200,000	4,821,894
Linden Ponds, Inc. Facility Series 2011A-1 11/15/31	6.250%	2,112,442	1,640,691
11/15/39	6.250%	634,649	468,510
11/15/46	6.250%	2,502,917	1,806,680
Series 2011A-2 11/15/46	5.500%	279,667	172,440
Massachusetts Development Finance Agency(a) Revenue Bonds Ogden Haverhill Series 1999A AMT 12/01/14	6.700%	85,000	85,829
Massachusetts Development Finance Agency(c) Revenue Bonds Groves-Lincoln Series 2009A 06/01/44	7.875%	1,500,000	1,126,110
Health Care Facility-Alliance Series 1999A 07/01/32	7.100%	2,035,000	1,893,405
Series 2009B-1 06/01/16	7.250%	3,500,000	2,976,645

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Development Finance Agency(c)(f) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	1,391,019	7,178
Massachusetts Educational Financing Authority Revenue Bonds Series 2008H (AGM) AMT(a) 01/01/30	6.350%	2,940,000	3,257,726
Massachusetts Health & Educational Facilities Authority Prerefunded 12/15/12 Revenue Bonds Civic Investments Series 2002A 12/15/15	9.000%	900,000	954,261
Revenue Bonds Boston Medical Center Project Series 2008 07/01/38	5.250%	5,000,000	5,088,250
Milford Regional Medical Series 2007E 07/15/32	5.000%	1,250,000	1,238,975
Massachusetts Industrial Finance Agency Refunding Revenue Bonds Ogden Haverhill Project Series 1998A AMT(a) 12/01/19	5.600%	1,000,000	1,003,730
Total			27,422,634
Michigan 3.1%
County of Wayne Limited General Obligation Bonds Building Improvement Series 2009A 11/01/39	6.750%	4,880,000	5,545,827
Michigan Finance Authority Revenue Bonds School District Series 2012 06/01/20	5.000%	1,400,000	1,572,424
Michigan State Hospital Finance Authority Refunding Revenue Bonds Henry Ford Health System Series 2006A 11/15/46	5.250%	3,000,000	3,119,070
Oakwood Obligation Group Series 2007A 07/15/37	5.000%	5,000,000	5,147,550
Revenue Bonds McLaren Health Care Series 2005C 08/01/35	5.000%	2,500,000	2,686,050

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co.-Carollton Series 1998C AMT(a)(c) 11/01/25	6.550%	1,500,000	1,405,140
Michigan Tobacco Settlement Finance Authority Revenue Bonds Senior Series 2007A 06/01/34	6.000%	1,000,000	805,870
06/01/48	6.000%	11,000,000	8,464,830
Summit Academy North Refunding Revenue Bonds Series 2005 11/01/35	5.500%	750,000	641,970
Total			29,388,731
Minnesota 2.1%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Series 2011A 11/01/46	7.000%	4,070,000	4,246,597
City of Columbia Heights Refunding Revenue Bonds Crest View Corp. Projects Series 2007A 07/01/27	5.550%	1,000,000	806,980
07/01/42	5.700%	2,000,000	1,472,100
City of Eveleth Refunding Revenue Bonds Arrowhead Senior Living Community Series 2007 10/01/27	5.200%	2,375,000	2,162,081
City of Minneapolis Revenue Bonds Riverton Community Housing Project Series 2006A 08/01/40	5.700%	1,600,000	1,590,976
City of Sartell Revenue Bonds Foundation for Healthcare Project Series 1999A 09/01/29	6.625%	2,000,000	2,001,920
Series 2001A 09/01/30	8.000%	935,000	955,477
Minneapolis & St Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2003 12/01/29	5.875%	400,000	412,524

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minneapolis/St Paul Housing Finance Board Revenue Bonds Mortgage-Backed Securities Program-Cityliving Series 2006A-2 (GNMA/FNMA) AMT(a) 12/01/38	5.000%	60,559	62,036
St. Paul Housing & Redevelopment Authority Revenue Bonds Healtheast Project Series 2005 11/15/30	6.000%	4,000,000	4,151,080
11/15/35	6.000%	2,000,000	2,062,700
Total			19,924,471
Mississippi 0.5%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	1,995,000	2,271,766
Series 1992B 04/01/22	6.700%	230,000	259,318
County of Warren Revenue Bonds International Paper Co. Series 2008A 09/01/32	6.500%	2,000,000	2,241,660
Rankin County Five Lakes Utility District Series 1994(c) 07/15/37	7.000%	250,000	241,398
Total			5,014,142
Missouri 3.7%
Cape Girardeau County Industrial Development Authority Revenue Bonds Southeast Missouri Hospital Association Series 2007 06/01/27	5.000%	1,800,000	1,829,898
City of Fenton Refunding Tax Allocation Bonds Gravois Bluffs Redevelopment Project Series 2006 04/01/21	4.500%	170,000	174,442
City of Kansas City Tax Allocation Bonds Kansas City-Maincor Project Series 2007A 03/01/18	5.250%	1,000,000	1,041,670
Shoal Creek Parkway Project Series 2011 06/01/25	6.500%	3,100,000	3,205,462

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/39	6.875%	5,000,000	5,332,350
City of Riverside Tax Allocation Bonds L-385 Levee Project Series 2004 05/01/20	5.250%	1,275,000	1,345,737
Grundy County Industrial Development Authority Revenue Bonds Wright Memorial Hospital Series 2009 09/01/34	6.750%	2,250,000	2,498,310
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/45	8.250%	4,500,000	5,253,840
Saline County Industrial Development Authority Revenue Bonds John Fitzgibbon Memorial Hospital, Inc. Series 2005 12/01/35	5.625%	5,485,000	5,460,208
St. Louis County Industrial Development Authority Refunding Revenue Bonds Ranken Jordan Project Series 2007 11/15/35	5.000%	1,300,000	1,239,576
Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/26	6.250%	2,000,000	2,076,120
12/01/41	6.375%	3,000,000	3,073,440
St. Louis Industrial Development Authority Revenue Bonds Convention Center Hotel Series 2000 (AMBAC)(f) 07/15/18	0.000%	3,000,000	2,148,360
Total			34,679,413
Montana 0.1%
Montana Facility Finance Authority Revenue Bonds Senior Living-St. John's Lutheran Series 2006A 05/15/36	6.125%	1,000,000	1,017,550
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska 0.6%
Central Plains Energy Project Revenue Bonds Project #3 Series 2012 09/01/42	5.000%	5,000,000	5,108,350
Nevada 0.5%
City of Sparks Senior Sales Tax Anticipation Revenue Bonds Series 2008A(e) 06/15/28	6.750%	5,000,000	4,922,950
New Hampshire —%
New Hampshire Business Finance Authority Revenue Bonds Pennichuck Water Works, Inc. Project Series 1988 Escrowed to Maturity AMT(a) 07/01/18	7.500%	210,000	246,674
New Jersey 2.3%
Middlesex County Improvement Authority(c)(d) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	8.750%	1,250,000	111,113
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/25	6.125%	2,750,000	244,447
01/01/37	6.250%	6,450,000	573,340
New Jersey Economic Development Authority Prerefunded 06/15/14 Revenue Bonds Cigarette Tax Series 2004 06/15/29	5.750%	1,000,000	1,109,260
Refunding Revenue Bonds Seabrook Village, Inc. Facility Series 2006 11/15/36	5.250%	2,250,000	2,192,490
Revenue Bonds 1st Mortgage-Seashore Gardens Project Series 2006 11/01/26	5.300%	500,000	458,650
New Jersey Economic Development Authority(a) Refunding Revenue Bonds Series 2006B AMT 01/01/37	6.875%	4,000,000	4,029,880
Revenue Bonds Continental Airlines, Inc. Project Series 1999 AMT 09/15/19	6.250%	1,000,000	1,004,010
09/15/29	6.250%	2,500,000	2,510,025
Series 2003 AMT 06/01/33	9.000%	1,000,000	1,066,740

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare System Series 2008 07/01/18	6.000%	2,000,000	2,322,860
St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	3,000,000	3,479,280
Tobacco Settlement Financing Corp. Prerefunded 06/01/13 Revenue Bonds Series 2003 06/01/39	6.750%	2,000,000	2,129,540
Tobacco Settlement Financing Corp.(f) Revenue Bonds Capital Appreciation Series 2007-1C 06/01/41	0.000%	7,500,000	467,025
Total			21,698,660
New York 2.5%
Broome County Industrial Development Agency Revenue Bonds Good Shepard Village Series 2008A 07/01/40	6.875%	4,000,000	4,140,960
County of Rockland General Obligation Limited Notes BAN Series 2012B(h) 06/06/13	4.000%	1,250,000	1,257,388
Huntington Housing Authority Revenue Bonds Gurwin Jewish Senior Residences Series 1999A 05/01/19	5.875%	1,435,000	1,436,507
05/01/29	6.000%	625,000	625,331
Nassau County Tobacco Settlement Corp. Asset-Backed Revenue Bonds Capital Appreciation Third Series 2006D(f) 06/01/60	0.000%	25,000,000	147,750
New York Liberty Development Corp. Revenue Bonds National Sports Museum Project Series 2006A(c)(d)(e) 02/15/19	6.125%	1,979,996	20
New York State Dormitory Authority Revenue Bonds NYU Hospital Center Series 2007B 07/01/37	5.625%	2,000,000	2,160,500
Series 2011A 07/01/40	6.000%	1,000,000	1,155,610

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
The New School Series 2010 07/01/50	6.000%	5,000,000	5,751,750
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	1,350,000	1,498,162
Port Authority of New York & New Jersey(a) Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT 10/01/19	6.750%	120,000	119,982
Seneca County Industrial Development Agency Revenue Bonds Seneca Meadows, Inc. Project Series 2005 AMT(a)(e) 10/01/35	6.625%	5,000,000	5,063,900
Suffolk County Industrial Development Agency Revenue Bonds Gurwin Jewish-Phase II Series 2004 05/01/39	6.700%	475,000	491,706
Total			23,849,566
North Carolina 1.6%
Charlotte-Mecklenburg Hospital Authority Refunding Revenue Bonds Carolinas HealthCare System Group Series 2008A 01/15/24	5.250%	5,000,000	5,663,600
Durham Housing Authority Revenue Bonds Series 2005 AMT(a)(c)(e) 02/01/38	5.650%	3,195,750	3,005,635
North Carolina Eastern Municipal Power Agency Revenue Bonds Series 1991A Escrowed to Maturity 01/01/18	6.500%	3,320,000	4,309,128
North Carolina Medical Care Commission Revenue Bonds Health Care Housing Arc Projects Series 2004A 10/01/34	5.800%	1,550,000	1,639,481
Total			14,617,844
North Dakota 0.3%
City of Fargo Revenue Bonds Sanford Series 2011 11/01/31	6.250%	2,500,000	2,998,500

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio 1.5%
Buckeye Tobacco Settlement Financing Authority Asset-Backed Revenue Bonds Senior Turbo Series 2007A-2 06/01/24	5.125%	7,000,000	5,604,550
Cleveland-Cuyahoga County Port Authority Revenue Bonds Fairmount Montessori Association Series 2005B (Fifth Third Bank) 05/15/25	5.125%	630,000	635,179
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A 11/01/45	7.000%	5,000,000	5,478,450
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008(c) 12/01/38	7.000%	2,300,000	1,493,597
Summit County Port Authority Revenue Bonds Seville Projects Series 2005A 05/15/25	5.100%	395,000	379,741
Total			13,591,517
Oklahoma 0.5%
Oklahoma County Finance Authority Revenue Bonds Sail Associates LLC Series 2007 AMT (Bank of the West)(a) 12/01/41	5.250%	1,475,000	1,551,921
Oklahoma Development Finance Authority Refunding Revenue Bonds Inverness Village Community Series 2012 01/01/32	6.000%	3,000,000	3,139,980
Total			4,691,901
Oregon 1.2%
City of Forest Grove Revenue Bonds Campus Improvement-Pacific University Project Series 2009 05/01/39	6.375%	2,000,000	2,098,040
Oak Tree Foundation Project Series 2007 03/01/37	5.500%	2,900,000	2,925,027
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(b)(e) 10/01/26	5.625%	1,700,000	1,506,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Warm Springs Reservation Confederated Tribe Revenue Bonds Pelton Round Butte Tribal Series 2009B(b) 11/01/33	6.375%	2,410,000	2,522,089
Western Generation Agency Revenue Bonds Wauna Cogeneration Project Series 2006A 01/01/20	5.000%	2,235,000	2,207,867
Total			11,259,223
Pennsylvania 3.8%
Allegheny County Hospital Development Authority Revenue Bonds Health System-West Pennsylvania Series 2007A 11/15/40	5.375%	6,000,000	4,981,980
Bucks County Industrial Development Authority Revenue Bonds Ann's Choice, Inc. Facility Series 2005A 01/01/35	6.250%	1,750,000	1,762,302
Chartiers Valley Industrial & Commercial Development Authority Refunding Revenue Bonds Asbury Health Center 12/01/24	6.375%	750,000	750,735
Chester County Industrial Development Authority RHA/Pennsylvania Nursing Home-1st Mortgage Series 2002(c) 05/01/32	8.500%	355,000	357,581
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(a) 06/01/24	6.900%	3,200,000	4,100,928
Montgomery County Industrial Development Authority Revenue Bonds Whitemarsh Community Project Series 2008 02/01/36	7.000%	2,000,000	2,101,500
Whitemarsh Continuing Care Series 2005 02/01/28	6.125%	1,400,000	1,416,814
02/01/35	6.250%	1,350,000	1,362,029
Pennsylvania Economic Development Financing Authority Revenue Bonds Allegheny Energy Supply Co. Series 2009 07/15/39	7.000%	4,000,000	4,668,280
Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	3,375,000	3,730,219

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/30	5.800%	2,500,000	2,735,800
Shippensburg University Series 2011 10/01/43	6.250%	2,000,000	2,200,140
Pennsylvania Industrial Development Authority Prerefunded 07/01/18 Revenue Bonds Economic Development Series 2008 07/01/23	5.500%	295,000	372,561
Refunding Revenue Bonds Economic Development Series 2008 07/01/23	5.500%	2,060,000	2,396,604
Philadelphia Authority for Industrial Development Revenue Bonds Facilities Aero Philadelphia LLC Series 1999 AMT(a)(c) 01/01/24	5.500%	800,000	628,976
Philadelphia Redevelopment Authority Revenue Bonds Transformation Initiative Series 2012 04/15/21	5.000%	2,000,000	2,354,320
Total			35,920,769
Puerto Rico 0.4%
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority Revenue Bonds AES Puerto Rico Project Series 2000 AMT(a)(b) 06/01/26	6.625%	3,820,000	3,834,478
South Carolina 1.4%
Laurens County School District No. 055 Revenue Bonds Series 2005 12/01/30	5.250%	1,300,000	1,357,330
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Lutheran Homes Series 2007 05/01/21	5.375%	1,000,000	1,016,120
05/01/28	5.500%	2,300,000	2,302,829
1st Mortgage-Wesley Commons Series 2006 10/01/36	5.300%	3,000,000	2,749,980
Revenue Bonds Kershaw County Medical Center Project Series 2008 09/15/38	6.000%	5,050,000	5,521,216
Total			12,947,475

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Dakota 0.2%
South Dakota Economic Development Finance Authority Revenue Bonds Pooled Loan Program-Davis Family Series 2004-4A AMT(a) 04/01/29	6.000%	1,400,000	1,449,434
South Dakota Health & Educational Facilities Authority Revenue Bonds Avera Health Series 2012A 07/01/42	5.000%	600,000	642,468
Total			2,091,902
Tennessee 0.1%
Shelby County Health Educational & Housing Facilities Board Revenue Bonds Germantown Village Series 2003A 12/01/34	7.250%	675,000	678,220
Series 2006 12/01/34	6.250%	475,000	441,764
Total			1,119,984
Texas 6.9%
Abilene Health Facilities Development Corp. Revenue Bonds Sears Methodist Retirement System Series 1998A 11/15/25	5.900%	1,300,000	988,286
Series 2003A 11/15/33	7.000%	800,000	632,696
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B 04/01/45	6.125%	5,000,000	5,427,950
Central Texas Regional Mobility Authority Revenue Bonds Subordinated Lien Series 2011 01/01/41	6.750%	5,000,000	5,567,450
City of Houston Airport System(a) Refunding Revenue Bonds Special Facilities Continental Series 2011A AMT 07/15/38	6.625%	4,000,000	4,352,000
Subordinate Lien Series 2012A AMT 07/01/25	5.000%	5,000,000	5,650,600
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds Series 2002 04/01/32	7.250%	1,000,000	1,018,210

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,375,840
El Paso County Housing Finance Corp.(c) Subordinated Revenue Bonds American Village Communities Projects Series 2000C 12/01/32	8.000%	535,000	536,642
Series 2000D 12/01/32	10.000%	645,000	647,058
Gulf Coast Industrial Development Authority Revenue Bonds Citgo Petroleum Project Series 1998 AMT(a) 04/01/28	8.000%	875,000	876,286
HFDC of Central Texas, Inc. Revenue Bonds Sears Tyler Methodist Series 2009A 11/15/44	7.750%	4,000,000	3,364,440
Series 2006A 11/01/36	5.750%	5,000,000	4,791,200
Houston Health Facilities Development Corp. Revenue Bonds Buckingham Senior Living Community Series 2004A 02/15/34	7.125%	1,000,000	1,123,200
La Vernia Higher Education Finance Corp. Revenue Bonds Kipp, Inc. Series 2009A 08/15/29	6.000%	1,000,000	1,112,810
08/15/39	6.250%	1,500,000	1,690,365
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(a) 12/01/24	6.875%	5,000,000	5,314,000
North Texas Tollway Authority Refunding Revenue Bonds Toll 2nd Tier Series 2008F 01/01/38	5.750%	2,645,000	2,875,856
Revenue Bonds 1st Tier Series 2009A 01/01/39	6.250%	1,500,000	1,709,415
Pharr Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2009A 08/15/39	6.500%	3,000,000	3,298,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Village Series 2009 11/15/44	6.375%	4,250,000	4,615,372
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,313,400
Total			64,281,576
Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency Prerefunded 01/01/14 Revenue Bonds Vermont Law School Project Series 2003A 01/01/33	5.500%	500,000	540,120
Virgin Islands 0.5%
Virgin Islands Water & Power Authority Refunding Revenue Bonds Series 2012A 07/01/21	4.000%	5,000,000	4,975,400
Virginia 2.0%
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/36	6.875%	2,500,000	2,756,000
Tobacco Settlement Financing Corp. Revenue Bonds Senior Series 2007-B1 06/01/47	5.000%	19,000,000	12,540,760
Virginia Small Business Financing Authority Revenue Bonds Hampton Roads Proton Series 2009B 07/01/19	8.000%	2,895,000	3,127,063
Total			18,423,823
Washington 0.1%
Seattle Housing Authority Revenue Bonds Capital Fund Program-High Rise Rehab Series 2005I (AGM) AMT(a) 11/01/25	5.000%	1,000,000	1,043,290
Wisconsin 1.3%
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Clement Manor, Inc. Series 1998 08/15/24	5.750%	2,152,000	2,152,344

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Fort Healthcare, Inc. Project Series 2004 05/01/34	6.100%	1,965,000	2,093,098
Medical College of Wisconsin Series 2008A 12/01/35	5.250%	5,000,000	5,336,950
St. John's Community, Inc. Series 2009A 09/15/39	7.625%	1,750,000	1,992,585
St. Johns Communities, Inc. Series 2009C-1 09/15/15	6.400%	335,000	335,704
Total			11,910,681
Wyoming 0.4%
County of Campbell Pollution Control Refunding Revenue Bonds Black Hills Power, Inc. Project Series 2004 10/01/24	5.350%	3,250,000	3,379,513
Total Municipal Bonds (Cost: $801,991,457)			830,022,990

Floating Rate Notes 0.5%

Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
Nevada 0.5%
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement VRDN Series 2006C (Dexia Credit Local)(i) 06/01/36	0.430%	5,000,000	5,000,000
Total Floating Rate Notes (Cost: $5,000,000)			5,000,000

Municipal Short Term 0.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey 0.4%
City of Newark Unlimited General Obligation Notes TAN Series 2012A 02/20/13	2.400%	3,500,000	3,506,685

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Municipal Short Term (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York 0.5%
County of Rockland Limited General Obligation Notes Series 2012 (TAN) 03/06/13	2.500%	5,000,000	5,030,650
Total Municipal Short Term (Cost: $8,538,917)			8,537,335

Money Market Funds 8.8%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(j)	33,683,533	33,683,533
JPMorgan Municipal Money Market Fund, 0.000%(j)	49,020,318	49,020,318
Total Money Market Funds (Cost: $82,703,851)		82,703,851
Total Investments (Cost: $898,234,225)		926,264,176
Other Assets & Liabilities, Net		11,982,544
Total Net Assets		938,246,720

Notes to Portfolio of Investments

(a)  At May 31, 2012, the value of securities subject to alternative minimum tax was $95,299,255, representing 10.16% of net assets.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2012, the value of these securities amounted to $32,585,866 or 3.47% of net assets.

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $34,349,932, representing 3.66% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Arizona Health Facilities Authority Refunding Revenue Bonds Phoenix Memorial Hospital Series 1991 06/01/12 8.125%	05/23/91	1,783,069
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT 07/01/40 7.500%	03/07/00 - 05/21/07	1,497,078
Cabazon Band Mission Indians Revenue Bonds Series 2004 06/01/12 13.000%	05/14/10	370,523
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/15 8.375%	10/04/04 - 05/14/10	510,005

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/19 8.750%	10/04/04 - 05/14/10	2,498,267
Cabazon Band Mission Indians Revenue Bonds Series 2010 10/01/20 8.375%	05/14/10	1,420,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Series 2011 AMT 12/01/15 3.950%	12/22/11	1,415,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Series 2011 AMT 12/01/32 7.500%	12/22/11	1,925,000
California Statewide Communities Development Authority Revenue Bonds San Francisco Art Institute Series 2002 04/01/32 7.375%	07/05/02	250,000
Capital Trust Agency, Inc. Revenue Bonds Orlando Project Series 2003 AMT 01/01/32 6.750%	06/05/03	632,767
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32 7.000%	07/23/08	1,425,000
Chester County Industrial Development Authority RHA/Pennsylvania Nursing Home-1st Mortgage Series 2002 05/01/32 8.500%	05/01/02	330,710
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT 06/01/28 6.250%	10/08/98	743,716
Durham Housing Authority Revenue Bonds Series 2005 AMT 02/01/38 5.650%	12/18/06	3,195,750
El Paso County Housing Finance Corp. Subordinated Revenue Bonds American Village Communities Projects Series 2000C 12/01/32 8.000%	12/18/00	535,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
El Paso County Housing Finance Corp. Subordinated Revenue Bonds American Village Communities Projects Series 2000D 12/01/32 10.000%	12/18/00	645,000
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008 12/01/38 7.000%	04/23/08	2,300,000
Illinois Finance Authority Revenue Bonds Leafs Hockey Club Project Series 2007A 03/01/37 6.000%	09/09/10	973,488
Illinois Finance Authority Revenue Bonds Monarch Landing, Inc. Facility Series 2007A 12/01/27 7.000%	03/27/09	872,028
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 11/15/37 6.000%	08/09/07	3,645,830
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 11/15/42 6.000%	03/26/09	708,598
Louisiana Public Facilities Authority Revenue Bonds Progressive Healthcare Series 1998 10/01/28 6.375%	10/16/98	1,970,713
Massachusetts Development Finance Agency Revenue Bonds Groves-Lincoln Series 2009A 06/01/44 7.875%	11/12/09	1,478,457
Massachusetts Development Finance Agency Revenue Bonds Health Care Facility-Alliance Series 1999A 07/01/32 7.100%	09/02/99	2,023,942
Massachusetts Development Finance Agency Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56 0.000%	12/10/07 - 02/24/10	14,895
Massachusetts Development Finance Agency Revenue Bonds Series 2009B-1 06/01/16 7.250%	11/12/09	3,500,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co.-Carollton Series 1998C AMT 11/01/25 6.550%	11/24/98	1,500,000
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37 8.750%	06/28/06	1,228,125
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/25 6.125%	10/01/09	508,750
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37 6.250%	03/18/05 - 10/01/09	4,614,875
Munimae TE Bond Subsidiary LLC 06/30/49 5.800%	10/14/04	1,000,000
New York Liberty Development Corp. Revenue Bonds National Sports Museum Project Series 2006A 02/15/19 6.125%	08/07/06 - 05/28/08	1,985,478
Oakmont Grove Community Development District Special Assessment Bonds Series 2007A 05/01/38 5.400%	02/21/07	1,194,000
Oakmont Grove Community Development District Special Assessment Bonds Series 2007B 05/01/12 5.250%	02/21/07	1,000,000
Philadelphia Authority for Industrial Development Revenue Bonds Facilities Aero Philadelphia LLC Series 1999 AMT 01/01/24 5.500%	04/14/99	776,568
Rankin County Five Lakes Utility District Series 1994 07/15/37 7.000%	10/02/07	250,000
Resolution Trust Corp. Pass-Through Certificates Series 1993A 12/01/16 8.500%	11/12/93	459,061
Sweetwater Creek Community Development District Special Assessment Bonds Series 2007A 05/01/38 5.500%	04/26/07 - 05/12/09	2,795,798

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Village of Bolingbrook Sales Tax Revenue Bonds Series 2005 01/01/24 6.2500%	12/14/05	1,362,574
West Villages Improvement District Special Assessment Bonds Unit of Development No. 3 Series 2006 05/01/37 0.000%	04/19/06 - 05/18/06	1,646,024
Westridge Community Development District Special Assessment Bonds Series 2005 05/01/37 5.500%	12/22/05	2,650,000

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2012, the value of these securities amounted to $8,353,644, which represents 0.89% of net assets.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $29,855,594 or 3.18% of net assets.

(f)  Zero coupon bond.

(g)  Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(h)  Represents a security purchased on a when-issued or delayed delivery basis.

(i)  The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions, rate shown is the effective rate on May 31, 2012.

(j)  The rate shown is the seven-day current annualized yield at May 31, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

TAN  Tax Anticipation Note

VRDN  Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2012

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	830,022,990	—	830,022,990
Total Bonds	—	830,022,990	—	830,022,990
Short-Term Securities
Floating Rate Notes	—	5,000,000	—	5,000,000
Municipal Short Term	—	8,537,335	—	8,537,335
Total Short-Term Securities	—	13,537,335	—	13,537,335
Other
Money Market Funds	82,703,851	—	—	82,703,851
Total Other	82,703,851	—	—	82,703,851
Total	82,703,851	843,560,325	—	926,264,176

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
28

Columbia High Yield Municipal Fund

Statement of Assets and Liabilities

May 31, 2012

Assets
Investments, at value (identified cost $898,234,225)	$926,264,176
Receivable for:
Investments sold	3,421,219
Capital shares sold	1,978,502
Interest	13,660,472
Expense reimbursement due from Investment Manager	4,893
Trustees' deferred compensation plan	62,368
Total assets	945,391,630
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,657,250
Capital shares purchased	710,337
Dividend distributions to shareholders	3,528,976
Investment management fees	12,020
Distribution and service fees	836
Transfer agent fees	115,694
Administration fees	1,731
Compensation of board members	672
Chief compliance officer expenses	124
Other expenses	54,902
Trustees' deferred compensation plan	62,368
Total liabilities	7,144,910
Net assets applicable to outstanding capital stock	$938,246,720
Represented by
Paid-in capital	$988,034,997
Undistributed net investment income	4,144,228
Accumulated net realized loss	(81,962,456)
Unrealized appreciation (depreciation) on:
Investments	28,029,951
Total — representing net assets applicable to outstanding capital stock	$938,246,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
29

Columbia High Yield Municipal Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A
Net assets	$93,456,083
Shares outstanding	8,907,571
Net asset value per share	$10.49
Maximum offering price per share(a)	$11.01
Class B
Net assets	$2,141,597
Shares outstanding	204,132
Net asset value per share	$10.49
Class C
Net assets	$12,525,441
Shares outstanding	1,193,902
Net asset value per share	$10.49
Class Z
Net assets	$830,123,599
Shares outstanding	79,114,184
Net asset value per share	$10.49

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
30

Columbia High Yield Municipal Fund

Statement of Operations

Year ended May 31, 2012

	Year Ended May 31, 2012(a)	Year Ended June 30, 2011
Net investment income
Income:
Dividends	$15,055	$16,779
Interest	41,766,543	47,452,058
Total income	41,781,598	47,468,837
Expenses:
Investment management fees	3,435,899	3,084,968
Distribution fees
Class B	17,123	35,374
Class C	68,464	69,938
Service fees
Class A	140,644	142,778
Class B	4,566	9,433
Class C	18,262	18,652
Transfer agent fees
Class A	121,801	81,748
Class B	4,287	5,058
Class C	15,661	11,171
Class Z	1,126,981	798,789
Administration fees	498,162	827,759
Compensation of board members	34,672	45,953
Pricing and bookkeeping fees	—	166,025
Custodian fees	13,397	25,453
Printing and postage fees	48,573	76,906
Registration fees	68,916	67,374
Professional fees	72,144	102,511
Chief compliance officer expenses	453	2,014
Line of credit interest expense	—	119
Other	129,106	27,970
Total expenses	5,819,111	5,599,993
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,189,180)	(448,081)
Fees waived by Distributor — Class C	(13,678)	(13,980)
Interest expense reimbursement by Investment Manager	—	(119)
Expense reductions	(1,001)	(76)
Total net expenses	4,615,252	5,137,737
Net investment income	37,166,346	42,331,100
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(4,840,201)	(7,614,866)
Net realized loss	(4,840,201)	(7,614,866)
Net change in unrealized appreciation (depreciation) on:
Investments	74,277,418	(9,701,549)
Net change in unrealized appreciation (depreciation)	74,277,418	(9,701,549)
Net realized and unrealized gain (loss)	69,437,217	(17,316,415)
Net increase in net assets resulting from operations	$106,603,563	$25,014,685

(a) For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
31

Columbia High Yield Municipal Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended June 30, 2011	Year Ended June 30, 2010
Operations
Net investment income	$37,166,346	$42,331,100	$39,411,035
Net realized loss	(4,840,201)	(7,614,866)	(2,150,911)
Net change in unrealized appreciation (depreciation)	74,277,418	(9,701,549)	71,014,028
Net increase in net assets resulting from operations	106,603,563	25,014,685	108,274,152
Distributions to shareholders:
Net investment income
Class A	(3,362,006)	(3,762,746)	(3,738,375)
Class B	(93,334)	(213,473)	(336,155)
Class C	(380,756)	(440,310)	(429,275)
Class Z	(32,363,711)	(36,635,531)	(34,347,738)
Total distributions to shareholders	(36,199,807)	(41,052,060)	(38,851,543)
Increase (decrease) in net assets from share transactions	151,225,492	(32,194,792)	120,771,323
Total increase (decrease) in net assets	221,629,248	(48,232,167)	190,193,932
Net assets at beginning of year	716,617,472	764,849,639	574,655,707
Net assets at end of year	$938,246,720	$716,617,472	$764,849,639
Undistributed net investment income	$4,144,228	$3,211,890	$1,728,108

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
32

Columbia High Yield Municipal Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended June 30, 2011		Year Ended June 30, 2010
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(b)	3,421,975	34,610,259	1,137,035	11,028,366	2,724,407	25,945,561
Distributions reinvested	206,541	2,083,885	187,768	1,805,692	204,643	1,945,394
Redemptions	(1,351,141)	(13,709,963)	(2,956,583)	(28,527,441)	(1,403,983)	(13,328,513)
Net increase (decrease)	2,277,375	22,984,181	(1,631,780)	(15,693,383)	1,525,067	14,562,442
Class B shares
Subscriptions	11,671	116,434	16,363	164,369	21,015	200,054
Distributions reinvested	4,199	42,087	8,469	81,838	15,765	149,362
Redemptions(b)	(129,615)	(1,285,280)	(320,806)	(3,058,590)	(378,136)	(3,574,031)
Net decrease	(113,745)	(1,126,759)	(295,974)	(2,812,383)	(341,356)	(3,224,615)
Class C shares
Subscriptions	422,422	4,279,116	252,510	2,460,215	231,532	2,197,355
Distributions reinvested	19,728	199,180	20,046	193,009	19,728	187,674
Redemptions	(134,415)	(1,351,969)	(337,433)	(3,210,904)	(249,583)	(2,374,418)
Net increase (decrease)	307,735	3,126,327	(64,877)	(557,680)	1,677	10,611
Class Z shares
Subscriptions	25,571,720	259,607,470	17,348,274	168,309,034	24,496,505	231,051,837
Distributions reinvested	439,402	4,424,413	492,648	4,744,603	518,686	4,928,209
Redemptions	(13,684,041)	(137,790,140)	(19,542,118)	(186,184,983)	(13,292,723)	(126,557,161)
Net increase (decrease)	12,327,081	126,241,743	(1,701,196)	(13,131,346)	11,722,468	109,422,885
Total net increase (decrease)	14,798,446	151,225,492	(3,693,827)	(32,194,792)	12,907,856	120,771,323

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
33

Columbia High Yield Municipal Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended June 30,
Class A	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$9.60		$9.77		$8.79		$10.32		$11.33		$11.25
Income from investment operations:
Net investment income	0.45		0.53		0.52		0.53		0.52		0.51
Net realized and unrealized gain (loss)	0.88		(0.19)		0.97		(1.53)		(1.01)		0.08
Total from investment operations	1.33		0.34		1.49		(1.00)		(0.49)		0.59
Less distributions to shareholders:
Net investment income	(0.44)		(0.51)		(0.51)		(0.53)		(0.52)		(0.51)
Total distributions to shareholders	(0.44)		(0.51)		(0.51)		(0.53)		(0.52)		(0.51)
Net asset value, end of period	$10.49		$9.60		$9.77		$8.79		$10.32		$11.33
Total return	14.19%		3.63%		17.25%		(9.60%)		(4.39%)		5.23%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.96	%(c)	0.91%		0.85%		0.90%		0.95	%(d)	0.95	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.80	%(c)(f)	0.85	%(f)	0.85	%(f)	0.90	%(f)	0.95	%(d)(f)	0.95	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.96	%(c)	0.91%		0.85%		0.90%		0.90%		0.88%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.80	%(c)(f)	0.85	%(f)	0.85	%(f)	0.90	%(f)	0.90	%(f)	0.88	%(f)
Net investment income	4.92	%(c)(f)	5.46	%(f)	5.44	%(f)	5.90	%(f)	4.84	%(f)	4.43	%(f)
Supplemental data
Net assets, end of period (in thousands)	$93,456		$63,669		$80,691		$59,189		$74,593		$89,977
Portfolio turnover	9%		23%		18%		26%		32%		27%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
34

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended June 30,
Class B	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$9.60		$9.77		$8.79		$10.32		$11.33		$11.25
Income from investment operations:
Net investment income	0.39		0.46		0.45		0.46		0.44		0.42
Net realized and unrealized gain (loss)	0.87		(0.19)		0.97		(1.53)		(1.01)		0.08
Total from investment operations	1.26		0.27		1.42		(1.07)		(0.57)		0.50
Less distributions to shareholders:
Net investment income	(0.37)		(0.44)		(0.44)		(0.46)		(0.44)		(0.42)
Total distributions to shareholders	(0.37)		(0.44)		(0.44)		(0.46)		(0.44)		(0.42)
Net asset value, end of period	$10.49		$9.60		$9.77		$8.79		$10.32		$11.33
Total return	13.41%		2.85%		16.39%		(10.27%)		(5.10%)		4.45%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.72	%(c)	1.65%		1.60%		1.65%		1.70	%(d)	1.70	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.55	%(c)(f)	1.60	%(f)	1.60	%(f)	1.65	%(f)	1.70	%(d)(f)	1.70	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.72	%(c)	1.65%		1.60%		1.65%		1.65%		1.63%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.55	%(c)(f)	1.60	%(f)	1.60	%(f)	1.65	%(f)	1.65	%(f)	1.63	%(f)
Net investment income	4.24	%(c)(f)	4.69	%(f)	4.72	%(f)	5.13	%(f)	4.09	%(f)	3.68	%(f)
Supplemental data
Net assets, end of period (in thousands)	$2,142		$3,052		$5,995		$8,392		$11,945		$17,407
Portfolio turnover	9%		23%		18%		26%		32%		27%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
35

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended June 30,
Class C	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$9.60		$9.77		$8.79		$10.32		$11.33		$11.25
Income from investment operations:
Net investment income	0.40		0.48		0.46		0.48		0.46		0.44
Net realized and unrealized gain (loss)	0.88		(0.20)		0.97		(1.54)		(1.01)		0.08
Total from investment operations	1.28		0.28		1.43		(1.06)		(0.55)		0.52
Less distributions to shareholders:
Net investment income	(0.39)		(0.45)		(0.45)		(0.47)		(0.46)		(0.44)
Total distributions to shareholders	(0.39)		(0.45)		(0.45)		(0.47)		(0.46)		(0.44)
Net asset value, end of period	$10.49		$9.60		$9.77		$8.79		$10.32		$11.33
Total return	13.56%		3.01%		16.55%		(10.14%)		(4.96%)		4.61%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.71	%(c)	1.66%		1.60%		1.65%		1.70	%(d)	1.70	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.40	%(c)(f)	1.45	%(f)	1.45	%(f)	1.50	%(f)	1.55	%(d)(f)	1.55	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.71	%(c)	1.66%		1.60%		1.65%		1.65%		1.63%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.40	%(c)(f)	1.45	%(f)	1.45	%(f)	1.50	%(f)	1.50	%(f)	1.48	%(f)
Net investment income	4.30	%(c)(f)	4.88	%(f)	4.85	%(f)	5.29	%(f)	4.24	%(f)	3.82	%(f)
Supplemental data
Net assets, end of period (in thousands)	$12,525		$8,509		$9,288		$8,341		$11,090		$14,134
Portfolio turnover	9%		23%		18%		26%		32%		27%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
36

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended June 30,
Class Z	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$9.60		$9.77		$8.79		$10.32		$11.33		$11.25
Income from investment operations:
Net investment income	0.47		0.55		0.54		0.55		0.54		0.53
Net realized and unrealized gain (loss)	0.88		(0.19)		0.97		(1.54)		(1.01)		0.08
Total from investment operations	1.35		0.36		1.51		(0.99)		(0.47)		0.61
Less distributions to shareholders:
Net investment income	(0.46)		(0.53)		(0.53)		(0.54)		(0.54)		(0.53)
Total distributions to shareholders	(0.46)		(0.53)		(0.53)		(0.54)		(0.54)		(0.53)
Net asset value, end of period	$10.49		$9.60		$9.77		$8.79		$10.32		$11.33
Total return	14.39%		3.82%		17.48%		(9.42%)		(4.20%)		5.44%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.76	%(c)	0.71%		0.65%		0.70%		0.75	%(d)	0.75	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.60	%(c)(f)	0.65	%(f)	0.65	%(f)	0.70	%(f)	0.75	%(d)(f)	0.75	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.76	%(c)	0.71%		0.65%		0.70%		0.70%		0.68%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.60	%(c)(f)	0.65	%(f)	0.65	%(f)	0.70	%(f)	0.70	%(f)	0.68	%(f)
Net investment income	5.12	%(c)(f)	5.68	%(f)	5.64	%(f)	6.07	%(f)	5.03	%(f)	4.63	%(f)
Supplemental data
Net assets, end of period (in thousands)	$830,124		$641,387		$668,875		$498,734		$629,219		$698,454
Portfolio turnover	9%		23%		18%		26%		32%		27%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
37

Columbia High Yield Municipal Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from June 30 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

Annual Report 2012
38

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2012

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such resale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2012
39

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2012

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.30% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.45% to 0.40% as the Fund's net assets increased. The annualized effective management fee rate for the period ended May 31, 2012, and for the year ended June 30, 2011, was 0.47% and 0.41%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to a percentage of the Fund's average daily net assets that declined from 0.15% to 0.10% as the Fund's net assets increased. The annualized effective administration fee rate for the period ended May 31, 2012, and for the year ended June 30, 2011, was 0.07% and 0.11%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Annual Report 2012
40

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2012

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

The Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended June 30, 2011
Class A	0.17%	0.12%
Class B	0.19	0.11
Class C	0.17	0.12
Class Z	0.17	0.12

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, these minimum account balance fees reduced total expenses by $1,001.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.80% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $187,563 for Class A, $470 for Class B and $1,292 for Class C shares for the period ended May 31, 2012, and $86,418 for Class A, $5,146 for Class B and $2,768 for Class C shares for the year ended June 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through October 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the

Annual Report 2012
41

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2012

following annual rates as a percentage of the class' average daily net assets:

Class A	0.80%
Class B	1.55
Class C	1.55
Class Z	0.60

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.65% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for defaulted bonds, Trustees' deferred compensation, distributions, capital loss carryforwards, market discount, post-October capital losses and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(34,201)
Accumulated net realized loss	1,637,640
Paid-in capital	(1,603,439)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Tax-Exempt Income	$36,072,556	$40,757,181	$38,819,554
Ordinary income	127,251	294,879	31,988

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$9,728,340
Undistributed accumulated long-term gain	—
Unrealized appreciation	29,955,647

At May 31, 2012, the cost of investments for federal income tax purposes was $896,308,529 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$66,241,215
Unrealized depreciation	$(36,285,568)
Net unrealized appreciation	$29,955,647

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2013	$5,621,572
2014	466,991
2015	1,471,699
2016	5,694,295
2017	17,741,445
2018	35,721,468
2019	4,244,605
Unlimited capital loss carryforwards
Short term	513,665
Long term	5,807,142
Total	$77,282,882

Annual Report 2012
42

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2012

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the period ended May 31, 2012, $1,587,432 of capital loss carryforward was expired.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $4,440,350 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $148,229,587 and $68,230,544, respectively, for the period ended May 31, 2012.

Note 6. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 74.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the year ended June 30, 2011, the average daily loan balance outstanding on days when borrowing existed was $2,900,000 at a weighted average interest rate of 1.48%. For the year ended June 30, 2011, the Investment Manager reimbursed the Fund $119 of interest expense.

The Fund had no borrowings during the period ended May 31, 2012.

Note 8. Significant Risks

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Annual Report 2012
43

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2012

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
44

Columbia High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 20, 2012

Annual Report 2012
45

Columbia High Yield Municipal Fund

Federal Income Tax Information

For the fiscal year ended May 31, 2012, 99.65% of the distributions from net investments income of the Fund qualified as exempt interest dividends for federal income tax purposes. A portion of income may be subject to federal alternative minimum tax. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
46

Columbia High Yield Municipal Fund

Board Members and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
47

Columbia High Yield Municipal Fund

Board Members and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
48

Columbia High Yield Municipal Fund

Board Members and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
49

Columbia High Yield Municipal Fund

Board Consideration and Approval of
Advisory Agreement

On March 7, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia High Yield Opportunity Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  [To be tailored for each Fund] [The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
50

Columbia High Yield Municipal Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, [to be tailored for each Fund]'s performance was in the forty-first, forty-eighth and fiftieth percentile (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
51

Columbia High Yield Municipal Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that [to be tailored for each Fund]'s actual management fee and total net expense ratio are both ranked in the first quintile against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
52

Columbia High Yield Municipal Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Columbia High Yield Municipal Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
57

Columbia High Yield Municipal Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1356 D (7/12)

Annual Report

May 31, 2012

Columbia High Yield Opportunity Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia High Yield Opportunity Fund

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples" — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia High Yield Opportunity Fund

Performance Overview	2

Manager Discussion of Fund Performance	4

Understanding Your Fund's Expenses	6

Portfolio of Investments	7

Statement of Assets and Liabilities	21

Statement of Operations	23

Statement of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	40

Board Members and Officers	41

Board Consideration and Approval of Advisory Agreement	44

Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia High Yield Opportunity Fund

Performance Overview

Performance Summary

>  For the 12-month period that ended May 31, 2012, Columbia High Yield Opportunity Fund (the fund) Class A shares returned 5.14% excluding sales charge.

>  The fund outperformed its new primary benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, which returned 3.43%, as well as its former primary benchmarks, the JPMorgan Global High Yield Index and the Credit Suisse High Yield Index, which returned 4.84% and 4.52%, respectively, for the same period.

>  Security selection gave the fund an edge versus its benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A	10/21/71
Excluding sales charges		5.14	5.09	7.27
Including sales charges		0.06	4.05	6.76
Class B	06/08/92
Excluding sales charges		4.11	4.26	6.45
Including sales charges		-0.81	3.97	6.45
Class C	01/15/96
Excluding sales charges		4.52	4.46	6.64
Including sales charges		3.53	4.46	6.64
Class Z	01/08/99	5.40	5.35	7.54
BofA Merrill Lynch US High Yield Cash Pay Constrained Index		3.43	7.43	8.85
Credit Suisse High Yield Index		4.52	7.00	9.17
JPMorgan Global High Yield Index		4.84	7.80	9.48

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund's other classes are not subject to sales charges and have limited eligibility. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The BofA Merrill Lynch US High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Annual Report 2012
2

Columbia High Yield Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2002 – May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012
3

Columbia High Yield Opportunity Fund

Manager Discussion of Fund Performance

On April 1, 2012, the fund adopted a new primary benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index. We believe the new benchmark better reflects how the fund is managed.

For the 12-month period that ended May 31, 2012, the fund's Class A shares returned 5.14% without sales charge. The fund's new primary benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, returned 3.43%. Its former primary benchmarks, the JPMorgan Global High Yield Index, and the Credit Suisse High Yield Index, returned 4.84% and 4.52%, respectively. Security selection was the primary source of the fund's outperformance. Industry allocations also aided results.

Shifting Economic Conditions

Early in the 12-month period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. The pace of both economic and job growth picked up early in 2012, but disappointed again as the period wore on. Even though approximately 1.4 million new jobs were added to the labor markets during the 12-month period, the pace of job growth slowed markedly in April and May. Economic growth, as measured by gross domestic product, slipped to 1.9% in the first quarter and expectations for second quarter growth are no higher. Manufacturing activity continued to expand — the one consistent bright spot throughout this recovery. And the housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Security Selection Drove Results

Against this economic backdrop, the high-yield market experienced volatility, especially in the late summer and early fall of 2011, when the European sovereign crisis and a series of weak domestic economic reports caused investors to make a pronounced move away from riskier assets. In this environment, the fund's relatively conservative orientation was helpful, and relative performance was also aided by the following specific investments across different industry groups. Casino developer ROC Finance, CenturyLink and Ally Financial, the successor company to GMAC, all performed well during the period. The fund's investments in energy exploration and production, integrated telecommunications and broadcast media also produced incrementally positive returns.

Investments in wireless telecom, oil field equipment and service and paper and forest products were a drag on returns. Specific securities that detracted from relative performance included Verso Paper (position eliminated), Aquilix Holdings (position eliminated) and Wind Acquisition.

During the course of the 12-month period, we increased the fund's exposure to basic industry, consumer cyclical companies and food and drug retailers. Each of these sectors had been underweighted at the outset of the period. We also increased existing overweights to sectors such as integrated telecom, healthcare facilities and media services. The fund remains underweight in financials, utilities, technology and building and construction. We reduced the fund's underweight in BB rated securities by adding to the sector.

Portfolio Management

Brian Lavin, CFA

Jennifer Ponce de Leon

Annual Report 2012
4

Columbia High Yield Opportunity Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

We remain positive on the high-yield market despite a wide array of macroeconomic challenges and the volatility that comes with them. Overseas, it appears unlikely to us that the ongoing European debt crisis will be solved in the near term, and growth rates in developing countries, particularly China, have come under pressure. Domestically, the overhang of high unemployment and a weak housing market suggest that growth will be muted and vulnerable to outside shocks. Despite these negatives, we currently expect corporate earnings to grow in the year ahead, although the rate of growth may not rise to the level of the past year, and we currently expect default rates to remain relatively low. The latter is especially important because we believe that macro related risks are providing additional compensation relative to our view of default rates. We continue to believe that bottom-up credit selection will be a key driver of relative performance in 2012 just as it was in 2011. Determining which issuers and industries are less vulnerable to macroeconomic headwinds will again be of paramount importance, but we believe there are still solid risk-adjusted values in the marketplace and will look to invest incremental dollars in the mid to higher quality segments of the market.

Portfolio Breakdown (%) (at May 31, 2012)
Corporate Bonds & Notes	94.4
Municipal Bonds	0.6
Senior Loans	2.9
Common Stocks	0.0	(a)
Warrants	0.0	(a)
Other(b)	2.1

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(a) Rounds to less than 0.1%.

(b) Includes investments in money market funds.

Quality Breakdown (%) (at May 31, 2012)
B rating	45.4
BB rating	39.4
BBB rating	2.0
CCC rating	12.4
Not rated	0.8

Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody's, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
5

Columbia High Yield Opportunity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,079.50	1,019.40	5.82	5.65	1.12
Class B	1,000.00	1,000.00	1,075.60	1,015.70	9.65	9.37	1.86
Class C	1,000.00	1,000.00	1,076.30	1,016.40	8.93	8.67	1.72
Class Z	1,000.00	1,000.00	1,080.80	1,020.65	4.53	4.39	0.87

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had the Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia High Yield Opportunity Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 92.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 3.0%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	2,133,000	2,138,332
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	981,000	1,015,335
03/15/21	7.125%	1,370,000	1,421,375
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	3,191,000	3,382,460
Oshkosh Corp. 03/01/17	8.250%	488,000	536,190
03/01/20	8.500%	1,443,000	1,583,693
Total			10,077,385
Automotive 3.2%
Allison Transmission, Inc.(a) 05/15/19	7.125%	585,000	609,862
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/21	8.250%	1,553,000	1,556,882
Chrysler Group LLC/Co-Issuer, Inc.(b) Secured 06/15/19	8.000%	403,000	404,008
Dana Holding Corp. Senior Unsecured 02/15/21	6.750%	377,000	402,448
Delphi Corp. 05/15/21	6.125%	278,000	296,070
Delphi Corp.(b) 05/15/19	5.875%	417,000	436,808
Ford Motor Credit Co. LLC Senior Unsecured 02/01/21	5.750%	1,841,000	2,095,627
Lear Corp. 03/15/18	7.875%	1,325,000	1,450,875
03/15/20	8.125%	531,000	593,392
Schaeffler Finance BV(a) Senior Secured 02/15/17	7.750%	476,000	492,660
02/15/19	8.500%	640,000	675,200
Visteon Corp. 04/15/19	6.750%	1,563,000	1,557,139
Total			10,570,971

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.4%
Lloyds Banking Group PLC(a)(c) 11/29/49	6.267%	1,173,000	662,745
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	636,000	666,210
Total			1,328,955
Brokerage 1.6%
E*Trade Financial Corp. Senior Unsecured 12/01/15	7.875%	870,000	883,050
11/30/17	12.500%	2,757,000	3,163,657
Neuberger Berman Group LLC/Finance Corp.(a) Senior Unsecured 03/15/20	5.625%	424,000	433,540
03/15/22	5.875%	636,000	651,900
Total			5,132,147
Building Materials 1.5%
Building Materials Corp. of America Senior Notes(a) 05/01/21	6.750%	2,155,000	2,203,487
Gibraltar Industries, Inc. 12/01/15	8.000%	960,000	976,800
Interface, Inc. 12/01/18	7.625%	265,000	284,213
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	1,056,000	1,008,480
Nortek, Inc. 12/01/18	10.000%	103,000	108,665
04/15/21	8.500%	424,000	411,280
Total			4,992,925
Chemicals 4.2%
Celanese U.S. Holdings LLC 06/15/21	5.875%	244,000	254,370
Hexion US Finance Corp. Senior Unsecured(a) 04/15/20	6.625%	1,304,000	1,317,040
Huntsman International LLC 03/15/21	8.625%	383,000	428,960
Ineos Finance PLC(a) Senior Secured 05/15/15	9.000%	1,983,000	2,082,150
02/15/19	8.375%	783,000	804,532
05/01/20	7.500%	182,000	180,180

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JM Huber Corp. Senior Unsecured(a) 11/01/19	9.875%	785,000	816,400
LyondellBasell Industries NV(a) 11/15/21	6.000%	4,265,000	4,563,550
Senior Notes 04/15/24	5.750%	1,218,000	1,248,450
MacDermid, Inc.(a) 04/15/17	9.500%	580,000	603,200
Momentive Performance Materials, Inc. Secured 06/15/14	12.500%	505,000	528,988
Polypore International, Inc. 11/15/17	7.500%	920,000	961,400
Total			13,789,220
Construction Machinery 3.5%
CNH Capital LLC(a) 11/01/16	6.250%	1,201,000	1,252,042
Case New Holland, Inc. 12/01/17	7.875%	1,947,000	2,219,580
Columbus McKinnon Corp. 02/01/19	7.875%	319,000	336,545
Manitowoc Co., Inc. (The)(b) 11/01/20	8.500%	795,000	852,637
Neff Rental LLC/Finance Corp. Secured(a) 05/15/16	9.625%	1,210,000	1,200,925
UR Merger Sub Corp. 12/15/19	9.250%	1,400,000	1,543,500
Senior Unsecured 02/01/21	8.250%	485,000	512,888
UR Merger Sub Corp.(a) 05/15/20	7.375%	616,000	629,860
04/15/22	7.625%	1,540,000	1,574,650
Secured 07/15/18	5.750%	744,000	753,300
Xerium Technologies, Inc. 06/15/18	8.875%	715,000	539,825
Total			11,415,752
Consumer Cyclical Services 0.4%
Goodman Networks, Inc. Senior Secured(a) 07/01/18	12.125%	803,000	812,034
Realogy Corp. Senior Secured(a) 01/15/20	9.000%	668,000	668,000
Total			1,480,034

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.6%
Libbey Glass, Inc.(a) 05/15/20	6.875%	367,000	369,753
Mead Products LLC/ACCO Brands Corp.(a) 04/30/20	6.750%	361,000	370,927
Sealy Mattress Co.(b) 06/15/14	8.250%	949,000	918,157
Spectrum Brands, Inc. Senior Unsecured(a)(b) 03/15/20	6.750%	256,000	259,200
Total			1,918,037
Diversified Manufacturing 1.1%
Actuant Corp.(a) 06/15/22	5.625%	504,000	515,340
Amsted Industries, Inc. Senior Notes(a) 03/15/18	8.125%	1,000,000	1,057,500
CPM Holdings, Inc. Senior Secured 09/01/14	10.625%	902,000	956,120
Tomkins LLC/Inc. Secured 10/01/18	9.000%	332,000	364,785
WireCo WorldGroup, Inc. 05/15/17	9.500%	622,000	646,880
Total			3,540,625
Electric 1.5%
AES Corp. (The) Senior Unsecured 10/15/17	8.000%	331,000	367,410
AES Corp. (The)(a) Senior Unsecured 07/01/21	7.375%	1,764,000	1,905,120
CMS Energy Corp. Senior Unsecured 03/15/22	5.050%	263,000	272,450
Calpine Corp. Senior Secured(a) 02/15/21	7.500%	790,000	825,550
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	673,000	625,890
Ipalco Enterprises, Inc. Senior Secured(a) 04/01/16	7.250%	1,025,000	1,114,688
Total			5,111,108

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Entertainment 0.3%
AMC Entertainment, Inc. 12/01/20	9.750%	664,000	713,800
Six Flags, Inc.(a)(d)(e)(f) 06/01/14	9.625%	950,000	—
Speedway Motorsports, Inc.(b) 02/01/19	6.750%	121,000	124,327
Vail Resorts, Inc. 05/01/19	6.500%	228,000	238,830
Total			1,076,957
Food and Beverage 0.7%
Cott Beverages, Inc. 11/15/17	8.375%	1,439,000	1,550,522
09/01/18	8.125%	435,000	468,713
Del Monte Corp. 02/15/19	7.625%	222,000	215,340
Total			2,234,575
Gaming 3.7%
Caesars Entertainment Operating Co., Inc. Secured 04/15/18	12.750%	745,000	588,550
Caesars Entertainment Operating Co., Inc.(a)(b) Senior Secured 02/15/20	8.500%	2,771,000	2,760,609
Chester Downs & Marina LLC Senior Secured(a) 02/01/20	9.250%	593,000	610,790
MGM Resorts International 03/01/18	11.375%	636,000	732,990
Senior Secured 03/15/20	9.000%	993,000	1,087,335
MGM Resorts International(b) 07/15/15	6.625%	195,000	200,241
06/01/16	7.500%	470,000	480,575
ROC Finance LLC/Corp. Secured(a) 09/01/18	12.125%	1,920,000	2,145,600
Seminole Indian Tribe of Florida(a) 10/01/20	7.804%	1,660,000	1,641,690
Senior Secured 10/01/20	6.535%	310,000	310,719
Seneca Gaming Corp.(a) 12/01/18	8.250%	845,000	856,619
Tunica-Biloxi Gaming Authority Senior Unsecured(a) 11/15/15	9.000%	832,000	802,880
Total			12,218,598

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gas Pipelines 3.4%
El Paso LLC Senior Unsecured 06/15/14	6.875%	171,000	182,838
09/15/20	6.500%	2,899,000	3,174,405
01/15/32	7.750%	2,520,000	2,876,179
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	1,150,000	1,178,750
Regency Energy Partners LP/Finance Corp. 06/01/16	9.375%	311,000	340,545
12/01/18	6.875%	525,000	551,250
07/15/21	6.500%	1,889,000	1,945,670
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	1,070,000	1,086,050
Total			11,335,687
Health Care 7.1%
American Renal Associates Holdings, Inc. Senior Unsecured PIK 03/01/16	9.750%	232,435	241,732
American Renal Holdings, Inc. Senior Secured 05/15/18	8.375%	409,000	429,450
CHS/Community Health Systems, Inc.(b) 11/15/19	8.000%	910,000	929,337
ConvaTec Healthcare E SA Senior Unsecured(a) 12/15/18	10.500%	1,494,000	1,471,590
Emdeon, Inc.(a) 12/31/19	11.000%	880,000	976,800
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	281,000	278,893
01/31/22	5.875%	662,000	658,690
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	222,000	231,435
HCA, Inc. 02/15/22	7.500%	1,544,000	1,618,305
Senior Secured 02/15/20	6.500%	1,581,000	1,669,931
09/15/20	7.250%	3,627,000	3,953,430
Health Management Associates, Inc. Senior Unsecured(a) 01/15/20	7.375%	615,000	630,375
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	690,000	648,600
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a) 11/01/18	10.500%	853,000	861,530
11/01/19	12.500%	667,000	595,298

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LifePoint Hospitals, Inc. 10/01/20	6.625%	401,000	420,048
Multiplan, Inc.(a) 09/01/18	9.875%	1,593,000	1,688,580
PSS World Medical, Inc.(a) 03/01/22	6.375%	141,000	142,410
Physio-Control International, Inc. Senior Secured(a) 01/15/19	9.875%	730,000	773,800
Radnet Management, Inc. 04/01/18	10.375%	340,000	336,600
Rural/Metro Corp. Senior Unsecured(a) 07/15/19	10.125%	623,000	591,850
STHI Holding Corp. Secured(a) 03/15/18	8.000%	325,000	341,250
United Surgical Partners International, Inc. Senior Unsecured(a) 04/01/20	9.000%	564,000	585,150
Vanguard Health Holding Co. II LLC/Inc. 02/01/18	8.000%	1,940,000	1,901,200
Vanguard Health Holding Co. II LLC/Inc.(a) 02/01/19	7.750%	142,000	137,740
Vanguard Health Holding Co. II LLC/Inc.(b) 02/01/19	7.750%	1,090,000	1,068,200
Wolverine Healthcare Analytics Senior Unsecured(a)(g) 06/01/20	10.625%	474,000	476,370
Total			23,658,594
Healthcare Insurance 0.1%
AMERIGROUP Corp. Senior Unsecured 11/15/19	7.500%	443,000	474,010
Home Construction 0.7%
KB Home(b) 03/15/20	8.000%	362,000	350,235
Meritage Homes Corp.(a) 04/01/22	7.000%	383,000	388,745
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	552,000	575,460
Taylor Morrison Communities, Inc./Monarch(a) 04/15/20	7.750%	812,000	836,360
Total			2,150,800

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 10.4%
Antero Resources Finance Corp. 12/01/17	9.375%	53,000	57,240
Antero Resources Finance Corp.(a) 08/01/19	7.250%	208,000	210,600
Berry Petroleum Co. Senior Unsecured 11/01/20	6.750%	305,000	315,675
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	1,526,000	1,594,670
Chaparral Energy, Inc. 10/01/20	9.875%	367,000	408,288
09/01/21	8.250%	987,000	1,046,220
Chaparral Energy, Inc.(a) 11/15/22	7.625%	875,000	894,687
Chesapeake Energy Corp.(b) 08/15/20	6.625%	3,035,000	2,883,250
02/15/21	6.125%	1,424,000	1,338,560
Cimarex Energy Co. 05/01/22	5.875%	1,159,000	1,187,975
Comstock Resources, Inc.(g) 06/15/20	9.500%	1,473,000	1,403,828
Concho Resources, Inc. 10/01/17	8.625%	537,000	585,330
01/15/21	7.000%	1,003,000	1,075,717
01/15/22	6.500%	156,000	163,020
Continental Resources, Inc. 10/01/19	8.250%	111,000	123,210
10/01/20	7.375%	4,000	4,400
04/01/21	7.125%	860,000	946,000
Continental Resources, Inc.(a) 09/15/22	5.000%	2,175,000	2,153,250
Everest Acquisition LLC/Finance, Inc.(a) Senior Secured 05/01/19	6.875%	878,000	899,950
Everest Acquisition LLC/Finance, Inc.(a)(b) Senior Unsecured 05/01/20	9.375%	1,258,000	1,289,450
Goodrich Petroleum Corp. 03/15/19	8.875%	531,000	504,450
Kodiak Oil & Gas Corp.(a) 12/01/19	8.125%	2,760,000	2,842,800
Laredo Petroleum, Inc. 02/15/19	9.500%	2,316,000	2,570,760
Laredo Petroleum, Inc.(a) 05/01/22	7.375%	332,000	335,320
MEG Energy Corp.(a) 03/15/21	6.500%	1,445,000	1,473,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oasis Petroleum, Inc. 02/01/19	7.250%	1,344,000	1,384,320
11/01/21	6.500%	1,247,000	1,247,000
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	1,105,000	1,196,162
10/01/22	5.375%	1,014,000	993,720
Range Resources Corp. 05/01/18	7.250%	13,000	13,683
05/15/19	8.000%	480,000	523,200
08/01/20	6.750%	945,000	1,018,237
06/01/21	5.750%	712,000	733,360
08/15/22	5.000%	92,000	88,320
SM Energy Co. Senior Unsecured 11/15/21	6.500%	453,000	463,193
WPX Energy, Inc. Senior Unsecured(a) 01/15/22	6.000%	281,000	270,463
Whiting Petroleum Corp. 10/01/18	6.500%	54,000	56,430
Total			34,296,638
Media Cable 3.1%
CCO Holdings LLC/Capital Corp. 01/15/19	7.000%	2,110,000	2,220,775
04/30/20	8.125%	1,289,000	1,421,123
CSC Holdings LLC Senior Unsecured(a) 11/15/21	6.750%	1,447,000	1,465,087
Cablevision Systems Corp. Senior Unsecured(b) 04/15/20	8.000%	375,000	390,938
DISH DBS Corp. 09/01/19	7.875%	734,000	816,575
06/01/21	6.750%	2,343,000	2,419,147
DISH DBS Corp.(a) 07/15/22	5.875%	345,000	334,650
UPCB Finance VI Ltd. Senior Secured(a) 01/15/22	6.875%	329,000	324,164
Videotron Ltee(a) 07/15/22	5.000%	782,000	762,450
Total			10,154,909
Media Non-Cable 6.7%
AMC Networks, Inc.(a) 07/15/21	7.750%	3,184,000	3,534,240
Clear Channel Worldwide Holdings, Inc. 12/15/17	9.250%	1,021,000	1,097,575

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clear Channel Worldwide Holdings, Inc.(a) 03/15/20	7.625%	298,000	280,120
03/15/20	7.625%	2,261,000	2,159,255
Hughes Satellite Systems Corp. 06/15/21	7.625%	1,925,000	1,992,375
Intelsat Jackson Holdings SA 04/01/21	7.500%	1,150,000	1,150,000
Intelsat Luxembourg SA PIK 02/04/17	11.500%	1,012,000	994,290
Intelsat Luxembourg SA(a) PIK 02/04/17	11.500%	712,000	692,420
Lamar Media Corp.(a) 02/01/22	5.875%	2,219,000	2,232,869
National CineMedia LLC Senior Unsecured 07/15/21	7.875%	636,000	664,620
National CineMedia LLC(a) Senior Secured 04/15/22	6.000%	793,000	791,018
Nielsen Finance LLC/Co. 10/15/18	7.750%	1,471,000	1,581,325
Salem Communications Corp. Secured 12/15/16	9.625%	1,241,000	1,358,895
Univision Communications, Inc.(a) 05/15/21	8.500%	1,005,000	967,312
Senior Secured 05/15/19	6.875%	760,000	741,000
11/01/20	7.875%	1,923,000	1,966,267
Total			22,203,581
Metals 4.5%
Alpha Natural Resources, Inc.(b) 06/01/19	6.000%	563,000	505,293
06/01/21	6.250%	514,000	461,315
Arch Coal, Inc.(a)(b) 06/15/19	7.000%	899,000	770,893
06/15/21	7.250%	127,000	108,585
CONSOL Energy, Inc. 04/01/17	8.000%	880,000	882,200
04/01/20	8.250%	695,000	695,000
Calcipar SA Senior Secured(a) 05/01/18	6.875%	1,370,000	1,373,425
FMG Resources August 2006 Proprietary Ltd.(a) 02/01/18	6.875%	451,000	443,108
11/01/19	8.250%	1,321,000	1,380,445

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FMG Resources August 2006 Proprietary Ltd.(a)(b) 02/01/16	6.375%	622,000	608,005
Senior Unsecured 04/01/22	6.875%	1,375,000	1,323,437
Inmet Mining Corp. Senior Notes(a) 06/01/20	8.750%	2,014,000	1,963,650
JMC Steel Group Senior Notes(a) 03/15/18	8.250%	1,496,000	1,510,960
Peabody Energy Corp.(a) 11/15/18	6.000%	951,000	948,622
Peabody Energy Corp.(a)(b) 11/15/21	6.250%	762,000	760,095
Rain CII Carbon LLC/Corp. Senior Secured(a) 12/01/18	8.000%	1,071,000	1,121,872
Total			14,856,905
Non-Captive Consumer 1.3%
SLM Corp. Senior Notes 01/25/16	6.250%	820,000	830,250
Senior Unsecured 03/25/20	8.000%	1,321,000	1,352,074
01/25/22	7.250%	853,000	834,903
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	1,531,000	1,201,835
Total			4,219,062
Non-Captive Diversified 5.8%
Ally Financial, Inc. 02/15/17	5.500%	321,000	321,289
03/15/20	8.000%	5,550,000	6,257,625
09/15/20	7.500%	1,246,000	1,367,485
CIT Group, Inc. Senior Unsecured 03/15/18	5.250%	1,083,000	1,066,755
05/15/20	5.375%	733,000	703,680
CIT Group, Inc.(a) Senior Unsecured 02/15/15	4.750%	798,000	794,010
02/15/19	5.500%	2,971,000	2,896,725
CIT Group, Inc.(a)(b) Senior Secured 04/01/18	6.625%	1,135,000	1,177,563
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	1,670,000	1,870,400
04/01/19	5.875%	297,000	291,737
05/15/19	6.250%	810,000	810,000

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Lease Finance Corp.(b) Senior Unsecured 12/15/20	8.250%	785,000	875,275
01/15/22	8.625%	719,000	819,660
Total			19,252,204
Oil Field Services 2.3%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	2,621,000	2,712,735
Green Field Energy Services, Inc. Senior Secured(a) 11/15/16	13.000%	1,358,000	1,330,840
Offshore Group Investments Ltd. Senior Secured 08/01/15	11.500%	2,323,000	2,473,995
Offshore Group Investments Ltd.(a) Senior Secured 08/01/15	11.500%	941,000	1,002,165
Total			7,519,735
Other Industry 0.1%
Interline Brands, Inc. 11/15/18	7.000%	448,000	461,440
Packaging 2.2%
Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc. Senior Unsecured(a) 10/15/20	9.125%	567,000	584,010
Ardagh Packaging Finance PLC(a) Senior Secured 10/15/17	7.375%	613,000	652,845
Ardagh Packaging Finance PLC(a)(b) 10/15/20	9.125%	750,000	780,000
Berry Plastics Corp. Secured 01/15/21	9.750%	532,000	553,280
Reynolds Group Issuer, Inc./LLC(a) Senior Secured 04/15/19	7.125%	1,083,000	1,112,783
08/15/19	7.875%	976,000	1,032,120
Senior Unsecured 08/15/19	9.875%	1,315,000	1,311,712
08/15/19	9.875%	1,353,000	1,349,617
Total			7,376,367
Paper 0.3%
Cascades, Inc. 12/15/17	7.750%	870,000	865,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.1%
Endo Health Solutions, Inc. 01/15/22	7.250%	424,000	443,080
Grifols, Inc. 02/01/18	8.250%	971,000	1,032,901
Mylan, Inc.(a) 11/15/18	6.000%	1,134,000	1,170,855
Pharmaceutical Product Development, Inc. Senior Unsecured(a) 12/01/19	9.500%	318,000	338,670
Warner Chilcott Co. LLC/Finance 09/15/18	7.750%	535,000	564,425
Total			3,549,931
Retailers 3.5%
99 Cents Only Stores(a) 12/15/19	11.000%	446,000	476,105
AutoNation, Inc. 02/01/20	5.500%	64,000	64,480
Burlington Coat Factory Warehouse Corp.(b) 02/15/19	10.000%	1,571,000	1,622,057
Jo-Ann Stores, Inc. Senior Unsecured(a) 03/15/19	8.125%	1,067,000	1,042,992
Limited Brands, Inc. 04/01/21	6.625%	605,000	648,863
02/15/22	5.625%	2,030,000	2,045,225
Rite Aid Corp. Senior Unsecured 02/15/27	7.700%	1,453,000	1,184,195
Rite Aid Corp.(a) 03/15/20	9.250%	575,000	550,563
Rite Aid Corp.(a)(b) 03/15/20	9.250%	1,095,000	1,051,200
Rite Aid Corp.(b) 06/15/17	9.500%	825,000	792,000
Senior Secured 08/15/20	8.000%	1,400,000	1,531,250
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	296,000	299,330
Sally Holdings LLC/Capital, Inc.(a)(b) 11/15/19	6.875%	310,000	329,375
Total			11,637,635
Technology 4.2%
Alliance Data Systems Corp.(a)(b) 04/01/20	6.375%	442,000	439,790

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amkor Technology, Inc. Senior Unsecured(b) 06/01/21	6.625%	1,363,000	1,281,220
Anixter, Inc. 05/01/19	5.625%	245,000	249,288
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	510,000	555,900
CDW LLC/Finance Corp. 04/01/19	8.500%	1,535,000	1,577,212
Senior Secured 12/15/18	8.000%	325,000	344,500
CDW LLC/Finance Corp.(a) 04/01/19	8.500%	240,000	246,300
Cardtronics, Inc. 09/01/18	8.250%	970,000	1,069,425
CommScope, Inc.(a) 01/15/19	8.250%	176,000	181,060
Equinix, Inc. Senior Unsecured 07/15/21	7.000%	385,000	411,950
First Data Corp. 01/15/21	12.625%	1,602,000	1,509,885
First Data Corp.(a) Senior Secured 06/15/19	7.375%	1,562,000	1,562,000
08/15/20	8.875%	555,000	592,463
Interactive Data Corp. 08/01/18	10.250%	1,505,000	1,666,787
NXP BV/Funding LLC Senior Secured(a) 08/01/18	9.750%	2,016,000	2,288,160
Total			13,975,940
Transportation Services 0.6%
Avis Budget Car Rental LLC/Finance, Inc. 01/15/19	8.250%	657,000	679,995
03/15/20	9.750%	477,000	522,315
Hertz Corp. (The) 01/15/21	7.375%	808,000	847,390
Total			2,049,700
Wireless 4.4%
Cricket Communications, Inc. 10/15/20	7.750%	573,000	524,295
Senior Secured 05/15/16	7.750%	1,901,000	2,005,555
MetroPCS Wireless, Inc. 11/15/20	6.625%	224,000	216,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MetroPCS Wireless, Inc.(b) 09/01/18	7.875%	740,000	751,100
NII Capital Corp. 04/01/21	7.625%	941,000	792,793
Sprint Capital Corp. 11/15/28	6.875%	4,607,000	3,420,697
Sprint Nextel Corp.(a) 11/15/18	9.000%	2,890,000	3,121,200
03/01/20	7.000%	438,000	441,285
Senior Unsecured 03/01/17	9.125%	344,000	341,420
Wind Acquisition Finance SA Senior Secured(a) 02/15/18	7.250%	3,549,000	3,052,140
Total			14,667,205
Wirelines 4.9%
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%	2,063,000	2,137,111
03/15/22	5.800%	3,404,000	3,358,744
Frontier Communications Corp.(b) Senior Unsecured 04/15/20	8.500%	1,291,000	1,294,227
07/01/21	9.250%	571,000	590,985
04/15/22	8.750%	330,000	332,475
Integra Telecom Holdings, Inc. Senior Secured(a) 04/15/16	10.750%	401,000	384,960
Level 3 Communications, Inc. Senior Unsecured(b) 02/01/19	11.875%	982,000	1,053,195
Level 3 Financing, Inc. 02/15/17	8.750%	389,000	401,643
02/01/18	10.000%	807,000	869,543
04/01/19	9.375%	416,000	442,000
07/01/19	8.125%	974,000	974,000
Level 3 Financing, Inc.(a) 07/15/20	8.625%	750,000	765,000
PAETEC Holding Corp. 12/01/18	9.875%	955,000	1,048,112
Senior Secured 06/30/17	8.875%	785,000	843,875
Qwest Corp. Senior Unsecured 12/01/21	6.750%	982,000	1,096,421
Windstream Corp. 09/01/18	8.125%	630,000	653,625
Total			16,245,916
Total Corporate Bonds & Notes (Cost: $301,183,820)			305,839,198

Municipal Bonds 0.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004(a)(e)(h)(i) 06/01/12	13.000%	3,250,000	1,950,000
Total Municipal Bonds (Cost: $3,250,000)			1,950,000

Senior Loans 2.8%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive 0.1%
Schaeffler AG Tranche C2 Term Loan(c)(j) 01/27/17	6.000%	360,000	358,200
Brokerage 0.2%
Nuveen Investments, Inc. 2nd Lien Term Loan(c)(j) 02/28/19	8.250%	711,000	715,223
Gaming 1.0%
Caesars Octavius LLC Tranche B Term Loan(c)(j) 04/25/17	9.250%	2,827,000	2,812,865
ROC Finance LLC Tranche B Term Loan(c)(j) 08/19/17	8.500%	392,000	394,450
Total			3,207,315
Media Non-Cable 1.0%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(c)(j) 03/18/19	7.500%	3,283,000	3,287,925
Property & Casualty 0.5%
Lonestar Intermediate Super Holdings LLC Term Loan(c)(j) 09/02/19	11.000%	1,732,000	1,759,071
Total Senior Loans (Cost: $9,146,227)			9,327,734

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks —%

Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Leucadia National Corp.	2,168	44,054
Real Estate Investment Trusts (REITs) —%
Fairlane Management Corp.(d)(f)(k)	50,004	—
Total Financials		44,054
Total Common Stocks (Cost: $—)		44,054

Warrants —%

Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(k)	1,358	82,837
Information Technology —%
Communications Equipment —%
CMP Susquehanna Corp.(a)(e)(f)(k)	29,954	300
Total Information Technology		300
Total Warrants (Cost: $55,212)		83,137

Money Market Funds 2.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(l)(m)	6,654,252	6,654,252
Total Money Market Funds (Cost: $6,654,252)		6,654,252

Investments of Cash Collateral Received for Securities on Loan 7.5%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Money Market Fund 0.2%
JP Morgan Prime Money Market Fund, 0.010%(l)		517,826	517,826
Repurchase Agreements 7.3%
Barclays Capital, Inc. dated 05/31/12, matures 06/01/12, repurchase price $2,208,593(n)	0.180%	2,208,582	2,208,582
Citibank NA dated 05/31/12, matures 06/01/12, repurchase price $5,000,029(n)	0.210%	5,000,000	5,000,000
Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $15,000,096(n)	0.230%	15,000,000	15,000,000
Pershing LLC dated 05/31/12, matures 06/01/12, repurchase price $2,000,019(n)	0.340%	2,000,000	2,000,000
Total			24,208,582
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $24,726,408)			24,726,408
Total Investments (Cost: $345,015,919)			348,624,783
Other Assets & Liabilities, Net			(17,441,260)
Net Assets			331,183,523

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $126,872,487 or 38.31% of net assets.

(b)  At May 31, 2012, security was partially or fully on loan.

(c)  Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(d)  Negligible market value.

(e)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $1,950,300, representing 0.59% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004 13.000% 06/01/12	10/04/04	3,250,000
CMP Susquehanna Corp.	03/26/09	300
Six Flags, Inc. 9.625% 06/01/14	05/07/10	—

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2012, the value of these securities amounted to $300, which represents less than 0.01% of net assets.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2012, the value of these securities amounted to $1,950,000 or 0.59% of net assets.

(i)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2012, the value of these securities amounted to $1,950,000, which represents 0.59% of net assets.

(j)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k)  Non-income producing.

(l)  The rate shown is the seven-day current annualized yield at May 31, 2012.

(m)  Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	171,835,160	(165,180,908)	—	6,654,252	12,225	6,654,252

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(n)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Barclays Capital, Inc. (0.180%)
United States Treasury Note/Bond	2,252,754
Total market value of collateral securities	2,252,754
Security Description	Value ($)
Citibank NA (0.210%)
Fannie Mae Pool	2,501,403
Fannie Mae REMICS	1,181,631
Ginnie Mae I Pool	1,416,966
Total market value of collateral securities	5,100,000
Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	6,535,791
Freddie Mac Gold Pool	3,397,933
Ginnie Mae II Pool	5,366,276
Total market value of collateral securities	15,300,000
Security Description	Value ($)
Pershing LLC (0.340%)
Fannie Mae REMICS	572,950
Fannie Mae-Aces	55,996
Freddie Mac Reference REMIC	135,335
Freddie Mac REMICS	442,029
Government National Mortgage Association	738,685
United States Treasury Note/Bond	95,006
Total market value of collateral securities	2,040,001

Abbreviation Legend

PIK  Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	305,839,198	—	305,839,198
Municipal Bonds	—	1,950,000	—	1,950,000
Total Bonds	—	307,789,198	—	307,789,198
Senior Loans
Senior Loans	—	9,327,734	—	9,327,734
Total Senior Loans	—	9,327,734	—	9,327,734
Equity Securities
Common Stocks
Financials	44,054	—	—	44,054
Warrants
Energy	—	82,837	—	82,837
Information Technology	—	—	300	300
Total Equity Securities	44,054	82,837	300	127,191
Other
Money Market Funds	6,654,252	—	—	6,654,252
Investments of Cash Collateral Received for Securities on Loan	517,826	24,208,582	—	24,726,408
Total Other	7,172,078	24,208,582	—	31,380,660
Total	7,216,132	341,408,351	300	348,624,783

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia High Yield Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Senior Loans ($)	Preferred Stocks ($)	Warrants ($)	Total ($)
Balance as of May 31, 2011	103,040	4,807	262	300	108,409
Accrued discounts/premiums	—	1,682,268	—	—	1,682,268
Realized gain (loss)	—	(1,687,075)	261,868	—	(1,425,207)
Change in unrealized appreciation (depreciation)(a)	—	—	—	—	—
Sales	—	—	(262,130)	—	(262,130)
Purchases	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(103,040)	—	—	—	(103,040)
Balance as of May 31, 2012	—	—	—	300	300

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $0.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia High Yield Opportunity Fund

Statement of Assets and Liabilities

May 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $313,635,259)	$317,244,123
Affiliated issuers (identified cost $6,654,252)	6,654,252
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $517,826)	517,826
Repurchase agreements (identified cost $24,208,582)	24,208,582
Total investments (identified cost $345,015,919)	348,624,783
Cash	1,773
Receivable for:
Investments sold	5,638,802
Capital shares sold	1,137,970
Dividends	872
Interest	6,056,300
Reclaims	8,817
Litigation payments	1,430,507
Expense reimbursement due from Investment Manager	871
Prepaid expense	730
Trustees' deferred compensation plan	71,684
Total assets	362,973,109
Liabilities
Due upon return of securities on loan	24,726,408
Payable for:
Investments purchased	2,325,573
Investments purchased on a delayed delivery basis	1,874,723
Capital shares purchased	796,797
Dividend distributions to shareholders	1,823,898
Investment management fees	5,300
Distribution and service fees	1,620
Transfer agent fees	48,281
Administration fees	633
Compensation of board members	5,681
Chief compliance officer expenses	292
Other expenses	108,696
Trustees' deferred compensation plan	71,684
Total liabilities	31,789,586
Net assets applicable to outstanding capital stock	$331,183,523
Represented by
Paid-in capital	$418,376,158
Excess of distributions over net investment income	(1,710,715)
Accumulated net realized loss	(89,090,784)
Unrealized appreciation (depreciation) on:
Investments	3,608,864
Total — representing net assets applicable to outstanding capital stock	$331,183,523
*Value of securities on loan	$24,228,308

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia High Yield Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A
Net assets	$182,776,940
Shares outstanding	44,841,107
Net asset value per share	$4.08
Maximum offering price per share(a)	$4.28
Class B
Net assets	$4,273,299
Shares outstanding	1,048,963
Net asset value per share	$4.07
Class C
Net assets	$11,166,794
Shares outstanding	2,739,605
Net asset value per share	$4.08
Class Z
Net assets	$132,966,490
Shares outstanding	32,623,125
Net asset value per share	$4.08

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia High Yield Opportunity Fund

Statement of Operations

Year ended May 31, 2012

Net investment income
Income:
Dividends	$72,367
Interest	23,549,012
Dividends from affiliates	12,225
Income from securities lending — net	60,792
Foreign taxes withheld	(16,350)
Total income	23,678,046
Expenses:
Investment management fees	1,853,474
Distribution fees
Class B	42,771
Class C	85,776
Service fees
Class A	466,258
Class B	14,257
Class C	28,632
Transfer agent fees
Class A	311,069
Class B	9,761
Class C	19,030
Class Z	185,812
Administration fees	202,606
Compensation of board members	32,925
Pricing and bookkeeping fees	7,332
Custodian fees	19,870
Printing and postage fees	69,823
Registration fees	75,980
Professional fees	72,548
Chief compliance officer expenses	697
Other	16,697
Total expenses	3,515,318
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(160,526)
Fees waived by Distributor — Class C	(17,058)
Expense reductions	(4,388)
Total net expenses	3,333,346
Net investment income	20,344,700
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,902,153
Swap contracts	42,361
Net realized gain	2,944,514
Net change in unrealized appreciation (depreciation) on:
Investments	(8,834,459)
Net change in unrealized depreciation	(8,834,459)
Net realized and unrealized loss	(5,889,945)
Net increase in net assets resulting from operations	$14,454,755

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia High Yield Opportunity Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011
Operations
Net investment income	$20,344,700	$22,717,643
Net realized gain	2,944,514	10,386,960
Net change in unrealized appreciation (depreciation)	(8,834,459)	19,054,355
Net increase in net assets resulting from operations	14,454,755	52,158,958
Distributions to shareholders
Net investment income
Class A	(12,098,979)	(13,614,354)
Class B	(328,912)	(791,063)
Class C	(675,469)	(837,050)
Class Z	(7,476,311)	(7,944,339)
Total distributions to shareholders	(20,579,671)	(23,186,806)
Increase (decrease) in net assets from share transactions	13,575,200	(26,520,862)
Proceeds from regulatory settlements (Note 6)	—	17,121
Total increase in net assets	7,450,284	2,468,411
Net assets at beginning of year	323,733,239	321,264,828
Net assets at end of year	$331,183,523	$323,733,239
Excess of distributions over net investment income	$(1,710,715)	$(1,613,184)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia High Yield Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	11,543,920	46,123,001	3,955,095	15,833,710
Distributions reinvested	2,016,855	8,131,198	1,895,314	7,612,707
Redemptions	(15,437,170)	(61,739,441)	(7,770,032)	(31,253,032)
Net decrease	(1,876,395)	(7,485,242)	(1,919,623)	(7,806,615)
Class B shares
Subscriptions	30,465	121,017	99,478	398,681
Distributions reinvested	51,928	208,676	105,284	420,348
Redemptions(a)	(1,034,427)	(4,139,983)	(2,466,393)	(9,887,582)
Net decrease	(952,034)	(3,810,290)	(2,261,631)	(9,068,553)
Class C shares
Subscriptions	408,144	1,659,082	259,490	1,041,748
Distributions reinvested	113,344	456,487	124,951	501,709
Redemptions	(807,178)	(3,251,318)	(730,026)	(2,927,483)
Net decrease	(285,690)	(1,135,749)	(345,585)	(1,384,026)
Class Z shares
Subscriptions	20,145,835	82,145,423	6,939,307	27,789,426
Distributions reinvested	374,763	1,514,859	363,491	1,462,635
Redemptions	(14,349,584)	(57,653,801)	(9,384,416)	(37,513,729)
Net increase (decrease)	6,171,014	26,006,481	(2,081,618)	(8,261,668)
Total net increase (decrease)	3,056,895	13,575,200	(6,608,457)	(26,520,862)

(a)  Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia High Yield Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$4.14		$3.79		$3.33		$4.17		$4.72
Income from investment operations:
Net investment income	0.26		0.28		0.27		0.30		0.31
Net realized and unrealized gain (loss)	(0.06)		0.35		0.53		(0.83)		(0.55)
Total from investment operations	0.20		0.63		0.80		(0.53)		(0.24)
Less distributions to shareholders:
Net investment income	(0.26)		(0.28)		(0.34)		(0.32)		(0.31)
Total distributions to shareholders	(0.26)		(0.28)		(0.34)		(0.32)		(0.31)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	0.01		—
Net asset value, end of period	$4.08		$4.14		$3.79		$3.33		$4.17
Total return	5.14%		17.21%		24.50%		(12.04%)		(5.03%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.16%		1.13%		1.12	%(c)	1.10%		1.14	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.11	%(e)	1.05	%(e)	1.08	%(c)(e)	1.10	%(e)	1.13	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.16%		1.13%		1.12%		1.10%		1.14%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.11	%(e)	1.05	%(e)	1.08	%(e)	1.10	%(e)	1.13	%(e)
Net investment income	6.42	%(e)	6.94	%(e)	7.23	%(e)	9.08	%(e)	7.23	%(e)
Supplemental data
Net assets, end of period (in thousands)	$182,777		$193,413		$184,253		$170,321		$205,330
Portfolio turnover	79%		109%		60%		44%		50%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia High Yield Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$4.14		$3.79		$3.33		$4.17		$4.72
Income from investment operations:
Net investment income	0.23		0.25		0.24		0.28		0.28
Net realized and unrealized gain (loss)	(0.07)		0.35		0.53		(0.84)		(0.55)
Total from investment operations	0.16		0.60		0.77		(0.56)		(0.27)
Less distributions to shareholders:
Net investment income	(0.23)		(0.25)		(0.31)		(0.29)		(0.28)
Total distributions to shareholders	(0.23)		(0.25)		(0.31)		(0.29)		(0.28)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	0.01		—
Net asset value, end of period	$4.07		$4.14		$3.79		$3.33		$4.17
Total return	4.11%		16.34%		23.59%		(12.69%)		(5.73%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.92%		1.88%		1.87	%(c)	1.85%		1.89	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.86	%(e)	1.80	%(e)	1.83	%(c)(e)	1.85	%(e)	1.88	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.92%		1.88%		1.87%		1.85%		1.89%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.86	%(e)	1.80	%(e)	1.83	%(e)	1.85	%(e)	1.88	%(e)
Net investment income	5.69	%(e)	6.27	%(e)	6.50	%(e)	8.35	%(e)	6.47	%(e)
Supplemental data
Net assets, end of period (in thousands)	$4,273		$8,283		$16,149		$23,665		$46,732
Portfolio turnover	79%		109%		60%		44%		50%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia High Yield Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$4.14		$3.79		$3.33		$4.17		$4.72
Income from investment operations:
Net investment income	0.23		0.25		0.25		0.28		0.29
Net realized and unrealized gain (loss)	(0.05)		0.36		0.52		(0.83)		(0.55)
Total from investment operations	0.18		0.61		0.77		(0.55)		(0.26)
Less distributions to shareholders:
Net investment income	(0.24)		(0.26)		(0.31)		(0.30)		(0.29)
Total distributions to shareholders	(0.24)		(0.26)		(0.31)		(0.30)		(0.29)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	0.01		—
Net asset value, end of period	$4.08		$4.14		$3.79		$3.33		$4.17
Total return	4.52%		16.52%		23.76%		(12.57%)		(5.59%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.91%		1.88%		1.87	%(c)	1.85%		1.89	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.71	%(e)	1.65	%(e)	1.68	%(c)(e)	1.70	%(e)	1.73	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.91%		1.88%		1.87%		1.85%		1.89%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.71	%(e)	1.65	%(e)	1.68	%(e)	1.70	%(e)	1.73	%(e)
Net investment income	5.83	%(e)	6.35	%(e)	6.63	%(e)	8.49	%(e)	6.63	%(e)
Supplemental data
Net assets, end of period (in thousands)	$11,167		$12,525		$12,769		$11,658		$15,202
Portfolio turnover	79%		109%		60%		44%		50%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
28

Columbia High Yield Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$4.14		$3.79		$3.33		$4.17		$4.72
Income from investment operations:
Net investment income	0.27		0.29		0.28		0.31		0.31
Net realized and unrealized gain (loss)	(0.06)		0.35		0.53		(0.83)		(0.54)
Total from investment operations	0.21		0.64		0.81		(0.52)		(0.23)
Less distributions to shareholders:
Net investment income	(0.27)		(0.29)		(0.35)		(0.33)		(0.32)
Total distributions to shareholders	(0.27)		(0.29)		(0.35)		(0.33)		(0.32)
Proceeds from regulatory settlement	—		0.00	(a)	0.00	(a)	0.01		—
Net asset value, end of period	$4.08		$4.14		$3.79		$3.33		$4.17
Total return	5.40%		17.50%		24.80%		(11.83%)		(4.79%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.91%		0.88%		0.87	%(c)	0.85%		0.89	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.86	%(e)	0.80	%(e)	0.83	%(c)(e)	0.85	%(e)	0.88	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.91%		0.88%		0.87%		0.85%		0.89%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.86	%(e)	0.80	%(e)	0.83	%(e)	0.85	%(e)	0.88	%(e)
Net investment income	6.64	%(e)	7.19	%(e)	7.48	%(e)	9.39	%(e)	7.47	%(e)
Supplemental data
Net assets, end of period (in thousands)	$132,966		$109,512		$108,094		$112,037		$122,766
Portfolio turnover	79%		109%		60%		44%		50%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
29

Columbia High Yield Opportunity Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia High Yield Opportunity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Annual Report 2012
30

Columbia High Yield Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Annual Report 2012
31

Columbia High Yield Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at May 31, 2012

At May 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)	Total ($)
Credit contracts	42,361	42,361
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)	Total ($)
Credit contracts	—	—

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — sell protection	10,000,000

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks

Annual Report 2012
32

Columbia High Yield Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under

Annual Report 2012
33

Columbia High Yield Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.60% to 0.49% as the Fund's net assets increased. The effective management fee rate for the year ended May 31, 2012 was 0.59% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended May 31, 2012 was 0.06% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

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34

Columbia High Yield Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket fees.

For the year ended May 31, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, these minimum account balance fees reduced total expenses by $4,385.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares, only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $72,939 for Class A, $5,889 for Class B and $433 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.12%
Class B	1.87
Class C	1.87
Class Z	0.87

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval

Annual Report 2012
35

Columbia High Yield Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund's custodian, did not exceed 0.80% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, defaulted bonds, swap transactions, distributions payable and market discount/premium. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$137,440
Accumulated net realized loss	(214,224)
Paid-in capital	76,784

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2012	2011
Ordinary income	$20,579,671	$23,186,806
Long-term capital gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$716,233
Undistributed accumulated long-term gain	—
Unrealized appreciation	3,456,854

At May 31, 2012, the cost of investments for federal income tax purposes was $345,167,929 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,817,236
Unrealized depreciation	(5,360,382)
Net unrealized appreciation	$3,456,854

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2013	$4,740,585
2014	7,033,993
2015	6,703,180
2016	378,711
2017	25,681,397
2018	44,544,886
Total	$89,082,752

For the year ended May 31, 2012, $2,737,850 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $249,123,137 and $241,786,898, respectively, for the year ended May 31, 2012.

Note 6. Regulatory Settlements

During the year ended May 31, 2011, the Fund received payments of $17,121 resulting from certain regulatory settlements with third parties. The payments have been

Annual Report 2012
36

Columbia High Yield Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At May 31, 2012, securities valued at $24,228,308 were on loan, secured by cash collateral of $24,726,408 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period June 1, 2011 through June 26, 2011, these credits reduced total expenses by $3.

Note 9. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 36.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended,

Annual Report 2012
37

Columbia High Yield Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to June 27, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 12. Significant Risks

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased

Annual Report 2012
38

Columbia High Yield Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
39

Columbia High Yield Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia High Yield Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Opportunity Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 20, 2012

Annual Report 2012
40

Columbia High Yield Opportunity Fund

Board Members and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
41

Columbia High Yield Opportunity Fund

Board Members and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
42

Columbia High Yield Opportunity Fund

Board Members and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
43

Columbia High Yield Opportunity Fund

Board Consideration and Approval of
Advisory Agreement

On March 7, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia High Yield Opportunity Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
44

Columbia High Yield Opportunity Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the third, forty-sixth and sixty-sixth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
45

Columbia High Yield Opportunity Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the third and fourth-quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
46

Columbia High Yield Opportunity Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
47

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Annual Report 2012
48

Columbia High Yield Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
49

Columbia High Yield Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1041 D (7/12)

Annual Report

May 31, 2012

Columbia International Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia International Bond Fund

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples" — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia International Bond Fund

Performance Overview	2

Manager Discussion of Fund Performance	4

Understanding Your Fund's Expenses	6

Portfolio of Investments	7

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	32

Board Members and Officers	33

Board Consideration and Approval of Advisory Agreement	36

Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia International Bond Fund

Performance Overview

Performance Summary

>  For the 12-month period that ended May 31, 2012, Columbia International Bond Fund (the fund) Class A shares returned -1.40% excluding sales charges.

>  The fund's benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index returned 0.62% for the same period.

>  Currency positioning generally accounted for the shortfall relative to the index.

Average Annual Total Returns (%) (for period ended May 31, 2012)

	Inception	1 Year	Life
Class A	12/01/08
Excluding sales charges		-1.40	5.47
Including sales charges		-6.05	4.01
Class C	12/01/08
Excluding sales charges		-2.10	4.67
Including sales charges		-3.06	4.67
Class I*	09/27/10	-0.95	5.61
Class Z	12/01/08	-1.06	5.74
Citigroup Non-U.S. Dollar World Government Bond Index		0.62	6.40	**

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% for the first year only. The fund's other classes are not subject to sales charges and have limited eligibility. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

* The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund's oldest share class. Since the fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

**From 12/01/08, which is the life of the fund, not the index.

The Citigroup Non-U.S. Dollar World Government Bond Index is calculated on a market-weighted basis and includes investment-grade, fixed-rate bonds, issued by governments outside of the United States, with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. The index excludes floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The number of countries will fluctuate depending on whether a country is meeting the inclusion criteria — market size, credit and lack of barriers-to-entry.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Annual Report 2012
2

Columbia International Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (December 1, 2008 – May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012
3

Columbia International Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2012, the fund's Class A shares returned -1.40% without sales charge. The fund underperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 0.62% over the same period. Currency positioning generally accounted for the fund's shortfall relative to the index. The fund benefited from its higher-than-index yield and its underweight in eurozone peripheral bond markets, given a renewed market focus on the fiscal challenges in southern Europe and political uncertainty in Greece.

Global Economy Loses Momentum

Economic data over the past three months appears to show a softening trend in global economic activity, largely reversing the improvement seen over the prior six months. On balance, key indicators suggest the global economy is still expanding, but at a much slower pace than seen late last year and early this year. For the third year running, the global economy appears to be falling into a mid-year lull.

While the eurozone is finally taking more concrete steps toward resolving its debt crisis, helping to attempt to stabilize confidence in the region, the countries with larger or more mature economies ultimately need to execute on their austerity plans in order to restore investor confidence fully. Moreover, the challenges facing southern Europe are not just about reining in budget deficits — a hard enough task in an environment of weak growth — but also about restoring the competitiveness lost through years of wage growth outpacing productivity gains. Solving the competitiveness problem requires restraining nominal wage growth while embarking on supply side reforms to help boost economic efficiency. On both fronts, success will be measured over a period of years, not just a few months, and the likelihood of set-backs and slippage along the way is high.

Against this backdrop, we expect markets to remain choppy along the way. While the broad trajectory of global growth may be muted, short-run patterns of activity remain more volatile. Indeed, the vagaries of weather, geopolitical risk, commodity price swings and policy shocks can all exert an outsize influence over short-term fiscal periods.

Solid Returns from International Government Bond Markets

International government bonds posted positive returns amid a sell-off in riskier assets, with the Citigroup Non-U.S. Dollar World Government Bond Index gaining 6.7%, as measured in local currencies. Benchmark yields in the main "flight-to-safety" markets reached record lows across some points of the curve, and the German two-year yield fell to zero at the end of May. In contrast, eurozone peripheral government bonds performed more poorly than expected, reflecting a renewed focus on the region's fiscal challenges, which pushed yields and spreads (the yield difference between eurozone government bonds and German bunds of similar maturities; German bunds serve as the benchmark for all euro issuance) higher. In any event, the U.S. dollar's relative strength over the last twelve months had a negative impact on dollar-based international bond investors due to negative currency returns on non-dollar denominated bonds.

Portfolio Management

Nicholas Pifer, CFA

C. Michael Ng, CFA

Quality Breakdown (%) (at May 31, 2012)
A rating	9.9
AA rating	14.5
AAA rating	59.3
BBB rating	11.3
Non-investment grade	5.0

Percentages indicated are based upon total fixed income securities.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia International Bond Fund

Manager Discussion of Fund Performance (continued)

Country Allocations Aided Performance

During the 12-month period ended May 31, 2012, the fund's country positioning was favorable. Near the end of 2011, bond weights in Italy, Spain, and Ireland were cut to zero. Currently, the fund has no exposure in southern Europe. Meanwhile, on a duration-to-contribution basis, the fund had more bond exposure than that of the index in Australia, Canada, Sweden, Norway and Mexico, all of which recorded positive returns, measured in local currencies. The fund also benefited from its exposure to emerging market bonds, which accounted for approximately 10% of the fund's assets.

Looking Ahead

Over the next year, we expect the U.K. and eurozone economies to remain largely stagnant as austerity efforts restrain business and consumer confidence. We expect the U.S. economy to expand at a pace of 2.0% to 2.25% and Japan by an above-trend — and largely unsustainable — pace of 2.0% plus. Japan's growth reflects reconstruction spending related to the 2011 tsunami and nuclear disaster.With expectations that emerging market economies will expand at a trend-like pace, we see the global economy expanding at 3.0% to 3.5% in the year ahead.

We expect the U.S. dollar to trade within a narrow range through 2012 and much of 2013. With the Federal Reserve Board now talking about keeping rates exceptionally low through 2014, the dollar-supportive environment appears to remain a long way off. But the U.S. dollar is already cheap by historical standards, especially against the major currencies of economies with more accommodative monetary policy. Occasional bouts of U.S. dollar strength during periods of "risk-off" behavior remain likely as long as we continue to grind through this muddled global economic environment.

Country Breakdown (%) (at May 31, 2012)
Argentina	0.4
Australia	5.5
Austria	0.4
Belgium	0.2
Brazil	0.6
Bulgaria	0.1
Canada	9.2
China	0.1
Colombia	0.9
Denmark	0.2
Dominican Republic	0.3
Finland	0.3
France	10.6
Germany	13.9
Hungary	0.1
Indonesia	1.4
Japan	11.9
Kazakhstan	0.4
Lithuania	0.2
Mexico	5.5
Netherlands	4.1
New Zealand	1.0
Norway	5.9
Panama	0.1
Peru	0.6
Philippines	0.2
Poland	4.8
Russian Federation	1.9
South Africa	0.3
Supra-National	3.7
Sweden	4.1
Turkey	0.7
Ukraine	0.2
United Kingdom	9.1
Uruguay	0.3
Venezuela	0.8

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia International Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.00	1,019.35	5.68	5.70	1.13
Class C	1,000.00	1,000.00	1,006.60	1,015.80	9.23	9.27	1.84
Class I	1,000.00	1,000.00	1,012.30	1,020.95	4.07	4.09	0.81
Class Z	1,000.00	1,000.00	1,012.20	1,020.75	4.28	4.29	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia International Bond Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 3.7%

Issuer	Coupon Rate	Principal Amount		Value ($)
Supra-National 3.6%
Asian Development Bank Senior Unsecured 06/21/27	2.350%	JPY	50,000,000	727,376
Eurofima Senior Unsecured 10/21/19	4.375%	EUR	100,000	143,147
European Investment Bank Senior Unsecured 06/20/17	1.400%	JPY	49,000,000	658,475
Nordic Investment Bank Senior Unsecured 04/27/17	1.700%	JPY	50,000,000	688,466
Total				2,217,464
Ukraine 0.1%
MHP SA(b) 04/29/15	10.250%		100,000	97,557
Total Corporate Bonds & Notes (Cost: $1,878,706)				2,315,021

Inflation-Indexed Bonds(a) 0.2%

Uruguay 0.2%
Uruguay Government International Bond 04/05/27	4.250%	UYU	1,300,000	94,975
Total Inflation-Indexed Bonds (Cost: $109,132)				94,975

Foreign Government Obligations(a) 92.6%

Argentina 0.4%
Argentina Boden Bonds Senior Unsecured 10/03/15	7.000%		100,000	75,750
Argentina Bonar Bonds Senior Unsecured 04/17/17	7.000%		220,000	146,300
Argentine Republic Government International Bond Senior Unsecured 12/31/33	8.280%		53,353	31,478
Total				253,528
Australia 5.3%
Treasury Corp. of Victoria 11/15/18	5.500%	AUD	1,500,000	1,616,251
Local Government Guaranteed 11/15/16	5.750%	AUD	795,000	853,360
06/15/20	6.000%	AUD	720,000	803,076
Total				3,272,687

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount		Value ($)
Austria 0.4%
Austria Government Bond Senior Unsecured(b) 09/15/17	4.300%	EUR	170,000	241,105
Belgium 0.2%
Belgium Government Bond 03/28/15	3.500%	EUR	75,000	98,404
Brazil 0.6%
Brazilian Government International Bond 01/20/34	8.250%		70,000	106,575
Senior Unsecured 02/03/15	7.375%	EUR	30,000	42,711
03/07/15	7.875%		50,000	58,625
Petrobras International Finance Co. 01/27/21	5.375%		150,000	160,557
Total				368,468
Bulgaria 0.1%
Bulgaria Government International Bond Senior Unsecured 01/15/15	8.250%		60,000	67,350
Canada 8.9%
Canadian Government Bond 08/01/14	2.250%	CAD	1,600,000	1,587,917
Province of Ontario 06/02/19	4.400%	CAD	2,800,000	3,063,341
Province of Quebec 12/01/17	4.500%	CAD	700,000	761,952
Senior Unsecured 04/29/19	5.000%	EUR	50,000	75,303
Total				5,488,513
China 0.1%
China Government International Bond Senior Unsecured 10/29/13	4.750%		50,000	52,481
Colombia 0.9%
Colombia Government International Bond Senior Unsecured 07/12/21	4.375%		200,000	218,200
05/21/24	8.125%		50,000	70,500
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		45,000	55,575

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia International Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount		Value ($)
Empresas Publicas de Medellin ESP Senior Unsecured(b) 02/01/21	8.375%	COP	340,000,000	198,104
Total				542,379
Denmark 0.2%
Denmark Government Bond 11/15/13	5.000%	DKK	695,000	124,105
Dominican Republic 0.2%
Dominican Republic International Bond Senior Unsecured(b) 05/06/21	7.500%		150,000	156,771
Finland 0.3%
Finland Government Bon Senior Unsecured 07/04/15	4.250%	EUR	145,000	200,675
France 10.2%
France Government Bond OAT 04/25/17	3.750%	EUR	350,000	483,843
10/25/18	4.250%	EUR	770,000	1,100,539
04/25/19	4.250%	EUR	228,000	326,913
10/25/20	2.500%	EUR	1,500,000	1,908,538
04/25/29	5.500%	EUR	420,000	688,891
French Treasury Note BTAN 02/25/16	2.250%	EUR	1,400,000	1,817,656
Total				6,326,380
Germany 13.4%
Bundesobligation 04/08/16	2.750%	EUR	1,600,000	2,174,583
Bundesrepublik Deutschland 07/04/14	4.250%	EUR	200,000	269,088
07/04/17	4.250%	EUR	555,000	819,530
01/04/19	3.750%	EUR	640,000	948,760
07/04/21	3.250%	EUR	1,600,000	2,356,669
07/04/28	4.750%	EUR	700,000	1,224,326
07/04/42	3.250%	EUR	300,000	498,970
Total				8,291,926
Hungary 0.1%
Hungary Government International Bond Senior Unsecured 07/18/16	3.500%	EUR	40,000	41,898
Indonesia 1.4%
Indonesia Government International Bond Senior Unsecured 04/20/15	7.250%		38,000	42,275

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount		Value ($)
Indonesia Government International Bond(b) Senior Unsecured 04/20/15	7.250%		80,000	89,000
Indonesia Treasury Bond Senior Unsecured 09/15/25	11.000%	IDR	1,330,000,000	190,044
Majapahit Holding BV(b) 08/07/19	8.000%		450,000	518,625
Total				839,944
Japan 11.4%
Development Bank of Japan Government Guaranteed 03/17/17	1.750%	JPY	10,000,000	136,777
Japan Government 10-Year Bond Senior Unsecured 09/20/18	1.500%	JPY	5,900,000	80,463
12/20/18	1.400%	JPY	105,000,000	1,424,283
06/20/20	1.100%	JPY	150,500,000	1,996,652
Japan Government 20-Year Bond Senior Unsecured 12/20/22	1.400%	JPY	70,000,000	937,014
09/20/23	1.900%	JPY	29,000,000	406,043
06/20/25	1.900%	JPY	50,000,000	693,985
09/20/29	2.100%	JPY	80,000,000	1,114,381
Japan Government 30-Year Bond Senior Unsecured 09/20/40	2.000%	JPY	20,000,000	267,169
Total				7,056,767
Kazakhstan 0.3%
KazMunayGas National Co. Senior Unsecured(b) 05/05/20	7.000%		200,000	219,149
Lithuania 0.2%
Lithuania Government International Bond Senior Unsecured(b) 03/09/21	6.125%		120,000	126,092
Mexico 5.3%
Comision Federal de Electricidad Senior Unsecured(b) 05/26/21	4.875%		200,000	209,500
Mexican Bonos 12/13/18	8.500%	MXN	720,500	588,104
06/11/20	8.000%	MXN	600,000	476,947
05/31/29	8.500%	MXN	1,900,000	1,520,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia International Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount		Value ($)
Mexico Government International Bond Senior Unsecured 01/15/17	5.625%		90,000	103,050
01/11/40	6.050%		40,000	48,700
Pemex Project Funding Master Trust 01/21/21	5.500%		300,000	330,000
02/24/25	5.500%	EUR	20,000	25,919
Total				3,303,204
Netherlands 4.0%
Bank Nederlandse Gemeenten Senior Unsecured 11/07/16	1.850%	JPY	18,000,000	241,868
Netherlands Government Bond 07/15/16	4.000%	EUR	240,000	336,704
07/15/18	4.000%	EUR	800,000	1,157,187
07/15/20	3.500%	EUR	500,000	718,326
Total				2,454,085
New Zealand 1.0%
New Zealand Government Bond Senior Unsecured 04/15/13	6.500%	NZD	55,000	42,948
12/15/17	6.000%	NZD	500,000	438,494
05/15/21	6.000%	NZD	150,000	136,392
Total				617,834
Norway 5.7%
Eksportfinans ASA 03/20/14	1.600%	JPY	65,000,000	762,034
Norway Government Bond 05/15/15	5.000%	NOK	2,300,000	415,137
05/19/17	4.250%	NOK	5,240,000	970,316
05/22/19	4.500%	NOK	7,000,000	1,354,348
Total				3,501,835
Panama 0.1%
Panama Government International Bond Senior Unsecured 01/26/36	6.700%		65,000	84,013
Peru 0.6%
Peruvian Government International Bond Senior Unsecured 07/21/25	7.350%		200,000	274,500
11/21/33	8.750%		27,000	42,660
03/14/37	6.550%		45,000	58,500
Total				375,660

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount		Value ($)
Philippines 0.2%
Philippine Government International Bond Senior Unsecured 03/17/15	8.875%		105,000	123,637
Poland 4.6%
Poland Government Bond 10/24/15	6.250%	PLN	2,300,000	675,841
10/25/19	5.500%	PLN	7,300,000	2,087,420
Poland Government International Bond Senior Unsecured 10/19/15	5.000%		50,000	53,729
Total				2,816,990
Russian Federation 1.8%
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		200,000	234,552
03/07/22	6.510%		400,000	431,916
Gazprom OAO Via Gazprom International SA Senior Unsecured 02/01/20	7.201%		15,514	16,911
Russian Foreign Bond - Eurobond(b) Senior Unsecured 04/29/20	5.000%		100,000	106,625
Russian Foreign Bond - Eurobond(b)(c) Senior Unsecured 03/31/30	7.500%		161,000	189,376
Russian Foreign Bond - Eurobond(c) Senior Unsecured 03/31/30	7.500%		114,310	134,457
Total				1,113,837
South Africa 0.3%
South Africa Government International Bond 05/16/13	5.250%	EUR	50,000	64,020
Senior Unsecured 03/08/41	6.250%		120,000	140,550
Total				204,570
Sweden 4.0%
Sweden Government Bond 10/08/12	5.500%	SEK	2,775,000	387,374
08/12/17	3.750%	SEK	13,180,000	2,064,676
Total				2,452,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia International Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount		Value ($)
Turkey 0.7%
Turkey Government International Bond Senior Unsecured 03/30/21	5.625%		250,000	261,250
02/05/25	7.375%		140,000	163,590
Total				424,840
United Kingdom 8.8%
Network Rail Infrastructure Finance PLC Government Guaranteed 12/09/30	4.375%	GBP	60,000	110,670
United Kingdom Gilt 03/07/19	4.500%	GBP	1,540,000	2,921,435
09/07/20	3.750%	GBP	450,000	824,342
09/07/21	3.750%	GBP	250,000	460,472
03/07/25	5.000%	GBP	253,000	525,621
03/07/36	4.250%	GBP	300,000	577,349
Total				5,419,889
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured PIK 01/15/33	7.875%		40,000	55,200
Venezuela 0.8%
Petroleos de Venezuela SA 11/02/17	8.500%		500,000	395,000
Venezuela Government International Bond Senior Unsecured 08/23/22	12.750%		84,000	78,750
Total				473,750
Total Foreign Government Obligations (Cost: $57,236,973)				57,190,016
Total Investments (Cost: $59,224,811)				59,600,012
Other Assets & Liabilities, Net				2,164,798
Net Assets				61,764,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia International Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Investments in Derivatives

At May 31, 2012, $7,425 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(7)	(1,542,844)	October 2012	—	(1,214)
U.S. Treasury Note, 10-year	(5)	(669,688)	September 2012	—	(4,656)
Total				—	(5,870)

Forward Foreign Currency Exchange Contracts Open at May 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	June 8, 2012	1,244,935 (USD)	100,000,000 (JPY)	31,279 —	— —
Morgan Stanley	June 14, 2012	130,803 (USD)	900,000 (SEK)	— —	(6,962 —)
State Street Bank & Trust Company	June 18, 2012	900,000 (EUR)	1,164,879 (USD)	51,957 —	— —
J.P. Morgan Securities, Inc.	June 19, 2012	2,000,000 (PLN)	593,472 (USD)	30,525 —	— —
Total				113,761	(6,962)

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $2,818,372 or 4.56% of net assets.

(c)  Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	23,547,634	(23,547,634)	—	—	1,246	—

Abbreviation Legend

PIK    Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia International Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

USD  US Dollar

UYU  Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and  judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia International Bond Fund

Portfolio of Investments (continued)

May 31, 2012

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	2,315,021	—	2,315,021
Inflation-Indexed Bonds	—	94,975	—	94,975
Foreign Government Obligations	—	57,190,016	—	57,190,016
Total Bonds	—	59,600,012	—	59,600,012
Investments in Securities	—	59,600,012	—	59,600,012
Derivatives
Assets
Futures Contracts	—	—	—	—
Forward Foreign Currency Exchange Contracts	—	113,761	—	113,761
Liabilities
Futures Contracts	(5,870)	—	—	(5,870)
Forward Foreign Currency Exchange Contracts	—	(6,962)	—	(6,962)
Total	(5,870)	59,706,811	—	59,700,941

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia International Bond Fund

Statement of Assets and Liabilities

May 31, 2012

Assets
Investments, at value (identified cost $59,224,811)	$59,600,012
Foreign currency (identified cost $1,417,054)	1,401,168
Margin deposits on futures contracts	7,425
Unrealized appreciation on forward foreign currency exchange contracts	113,761
Receivable for:
Capital shares sold	1,782
Dividends	22
Interest	864,670
Reclaims	20,827
Expense reimbursement due from Investment Manager	671
Trustees' deferred compensation plan	6,448
Total assets	62,016,786
Liabilities
Disbursements in excess of cash	150,753
Unrealized depreciation on forward foreign currency exchange contracts	6,962
Payable for:
Capital shares purchased	24,751
Variation margin on futures contracts	1,500
Foreign capital gains taxes deferred	233
Investment management fees	961
Distribution and service fees	19
Transfer agent fees	2,007
Administration fees	135
Compensation of board members	2,114
Chief compliance officer expenses	265
Other expenses	55,828
Trustees' deferred compensation plan	6,448
Total liabilities	251,976
Net assets applicable to outstanding capital stock	$61,764,810
Represented by
Paid-in capital	$61,749,120
Undistributed net investment income	103,482
Accumulated net realized loss	(493,408)
Unrealized appreciation (depreciation) on:
Investments	375,201
Foreign currency translations	(70,281)
Forward foreign currency exchange contracts	106,799
Futures contracts	(5,870)
Foreign capital gains tax	(233)
Total — representing net assets applicable to outstanding capital stock	$61,764,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia International Bond Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A
Net assets	$1,902,508
Shares outstanding	172,025
Net asset value per share	$11.06
Maximum offering price per share(a)	$11.61
Class C
Net assets	$240,176
Shares outstanding	21,740
Net asset value per share	$11.05
Class I
Net assets	$44,311,091
Shares outstanding	4,007,543
Net asset value per share	$11.06
Class Z
Net assets	$15,311,035
Shares outstanding	1,384,703
Net asset value per share	$11.06

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia International Bond Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income
Income:
Interest	$2,009,798
Dividends from affiliates	1,246
Foreign taxes withheld	(3,856)
Total income	2,007,188
Expenses:
Investment management fees	336,309
Distribution fees
Class C	2,606
Service fees
Class A	4,913
Class C	869
Transfer agent fees
Class A	2,792
Class C	485
Class Z	21,829
Administration fees	46,151
Compensation of board members	21,508
Pricing and bookkeeping fees	3,373
Custodian fees	25,018
Printing and postage fees	26,439
Registration fees	56,749
Professional fees	49,624
Chief compliance officer expenses	588
Other	5,400
Total expenses	604,653
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(111,603)
Total net expenses	493,050
Net investment income	1,514,138
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(556,478)
Foreign currency translations	(61,096)
Forward foreign currency exchange contracts	259,877
Futures contracts	(79,047)
Net realized loss	(436,744)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,912,193)
Foreign currency translations	(87,301)
Forward foreign currency exchange contracts	109,626
Futures contracts	(5,372)
Foreign capital gains tax	(233)
Net change in unrealized depreciation	(1,895,473)
Net realized and unrealized loss	(2,332,217)
Net decrease in net assets resulting from operations	$(818,079)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia International Bond Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations
Net investment income	$1,514,138	$478,590
Net realized gain (loss)	(436,744)	297,946
Net change in unrealized appreciation (depreciation)	(1,895,473)	2,691,503
Net increase (decrease) in net assets resulting from operations	(818,079)	3,468,039
Distributions to shareholders
Net investment income
Class A	(51,907)	(40,571)
Class C	(6,446)	(11,080)
Class I	(1,107,171)	(94,773)
Class Z	(435,429)	(535,996)
Net realized gains
Class A	—	(2,451)
Class C	—	(862)
Class I	—	(5)
Class Z	—	(29,528)
Total distributions to shareholders	(1,600,953)	(715,266)
Increase (decrease) in net assets from share transactions	16,897,307	28,627,049
Total increase in net assets	14,478,275	31,379,822
Net assets at beginning of year	47,286,535	15,906,713
Net assets at end of year	$61,764,810	$47,286,535
Undistributed net investment income	$103,482	$179,889

(a) Class I shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia International Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	142,437	1,631,986	113,078	1,250,049
Distributions reinvested	4,271	47,730	3,656	39,797
Redemptions	(83,747)	(948,460)	(104,010)	(1,168,412)
Net increase	62,961	731,256	12,724	121,434
Class C shares
Subscriptions	4,948	56,340	9,393	102,727
Distributions reinvested	488	5,442	880	9,533
Redemptions	(20,105)	(225,327)	(8,389)	(93,288)
Net increase (decrease)	(14,669)	(163,545)	1,884	18,972
Class I shares
Subscriptions	1,943,469	22,284,538	2,653,291	29,563,477
Distributions reinvested	98,887	1,107,102	8,366	94,707
Redemptions	(635,599)	(7,329,871)	(60,871)	(687,724)
Net increase	1,406,757	16,061,769	2,600,786	28,970,460
Class Z shares
Subscriptions	322,962	3,720,761	712,564	8,201,837
Distributions reinvested	1,351	15,120	5,500	60,356
Redemptions	(309,422)	(3,468,054)	(765,179)	(8,746,010)
Net increase (decrease)	14,891	267,827	(47,115)	(483,817)
Total net increase	1,469,940	16,897,307	2,568,279	28,627,049

(a) Class I shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia International Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$11.50	$10.28		$10.39		$10.00
Income from investment operations:
Net investment income	0.26	0.21		0.19		0.07
Net realized and unrealized gain (loss)	(0.42)	1.39		(0.07)		0.36
Total from investment operations	(0.16)	1.60		0.12		0.43
Less distributions to shareholders:
Net investment income	(0.28)	(0.36)		(0.22)		(0.04)
Net realized gains	—	(0.02)		(0.01)		—
Total distributions to shareholders	(0.28)	(0.38)		(0.23)		(0.04)
Redemption fees:
Redemption fees added to paid-in-capital	—	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$11.06	$11.50		$10.28		$10.39
Total return	(1.40%)	15.86%		1.07%		4.35%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.36%	2.09%		2.12%		4.87	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.10%	1.07	%(f)	1.05	%(f)	1.05	%(d)(f)
Net investment income	2.29%	1.90	%(f)	1.78	%(f)	1.41	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$1,903	$1,254		$990		$131
Portfolio turnover	20%	31%		30%		4%

Notes to Financial Highlights

(a)  For the period from December 1, 2008 (commencement of operations) to May 31, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$11.49	$10.27		$10.39		$10.00
Income from investment operations:
Net investment income	0.18	0.12		0.11		0.03
Net realized and unrealized gain (loss)	(0.42)	1.40		(0.08)		0.37
Total from investment operations	(0.24)	1.52		0.03		0.40
Less distributions to shareholders:
Net investment income	(0.20)	(0.28)		(0.14)		(0.01)
Net realized gains	—	(0.02)		(0.01)		—
Total distributions to shareholders	(0.20)	(0.30)		(0.15)		(0.01)
Redemption fees:
Redemption fees added to paid-in-capital	—	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$11.05	$11.49		$10.27		$10.39
Total return	(2.10%)	15.01%		0.21%		3.97%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.10%	2.85%		2.87%		5.62	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.85%	1.83	%(f)	1.80	%(f)	1.80	%(d)(f)
Net investment income	1.58%	1.10	%(f)	1.06	%(f)	0.59	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$240	$418		$355		$32
Portfolio turnover	20%	31%		30%		4%

Notes to Financial Highlights

(a)  For the period from December 1, 2008 (commencement of operations) to May 31, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012	2011(a)
Per share data
Net asset value, beginning of period	$11.48	$11.34
Income from investment operations:
Net investment income	0.29	0.23
Net realized and unrealized gain (loss)	(0.40)	0.25
Total from investment operations	(0.11)	0.48
Less distributions to shareholders:
Net investment income	(0.31)	(0.32)
Net realized gains	—	(0.02)
Total distributions to shareholders	(0.31)	(0.34)
Net asset value, end of period	$11.06	$11.48
Total return	(0.95%)	4.44%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.97%	1.33	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.81%	0.84	%(c)(e)
Net investment income	2.59%	2.96	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$44,311	$29,870
Portfolio turnover	20%	31%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$11.49	$10.28		$10.39		$10.00
Income from investment operations:
Net investment income	0.29	0.23		0.21		0.07
Net realized and unrealized gain (loss)	(0.41)	1.39		(0.06)		0.38
Total from investment operations	(0.12)	1.62		0.15		0.45
Less distributions to shareholders:
Net investment income	(0.31)	(0.39)		(0.25)		(0.06)
Net realized gains	—	(0.02)		(0.01)		—
Total distributions to shareholders	(0.31)	(0.41)		(0.26)		(0.06)
Redemption fees:
Redemption fees added to paid-in-capital	—	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$11.06	$11.49		$10.28		$10.39
Total return	(1.06%)	16.05%		1.31%		4.48%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.10%	1.85%		1.87%		4.62	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.85%	0.83	%(f)	0.80	%(f)	0.80	%(d)(f)
Net investment income	2.56%	2.11	%(f)	1.98	%(f)	1.50	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$15,311	$15,745		$14,562		$8,790
Portfolio turnover	20%	31%		30%		4%

Notes to Financial Highlights

(a)  For the period from December 1, 2008 (commencement of operations) to May 31, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia International Bond Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia International Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Annual Report 2012
23

Columbia International Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest

Annual Report 2012
24

Columbia International Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	113,761
Total		113,761

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	6,962
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	5,870	*
Total		12,832

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	259,877	—	259,877
Interest rate contracts	—	(79,047)	(79,047)
Total	259,877	(79,047)	180,830
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	109,626	—	109,626
Interest rate contracts	—	(5,372)	(5,372)
Total	109,626	(5,372)	104,254

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	66
Futures Contracts	65

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the

Annual Report 2012
25

Columbia International Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Annual Report 2012
26

Columbia International Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.57% to 0.47% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.55% to 0.44% as the Fund's net assets increased. The effective management fee rate for the year ended May 31, 2012, was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.05% of the Fund's average daily net assets. The effective administration fee rate for the year ended May 31, 2012, was 0.08% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to

Annual Report 2012
27

Columbia International Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class C	0.14
Class Z	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares only.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $16,071 for Class A and $64 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.10%
Class C	1.85
Class I	0.81
Class Z	0.85

Prior to July 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.10%
Class C	1.85
Class I	0.84
Class Z	0.85

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended May 31, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation, foreign currency transactions, market discount/premium, paydown reclassifications, post-October capital losses and recognition of unrealized appreciation (depreciation) for certain derivative investments.

Annual Report 2012
28

Columbia International Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$10,408
Accumulated net realized loss	(16,285)
Paid-in capital	5,877

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2012	2011
Ordinary income	$1,600,953	$695,472
Long-term capital gains	—	19,794

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$261,459
Unrealized appreciation	330,472

At May 31, 2012, the cost of investments for federal income tax purposes was $59,269,540 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,391,097
Unrealized depreciation	(2,060,625)
Net unrealized appreciation	330,472

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	3,615
Unlimited long-term	62,532

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $433,131 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $27,517,874 and $11,470,091, respectively, for the year ended May 31, 2012.

Note 6. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the

Annual Report 2012
29

Columbia International Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period June 1, 2011 through June 26, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 15.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 75.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to June 27, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 11. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Annual Report 2012
30

Columbia International Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

On June 6, 2012, the Board approved a change in the Fund's fiscal year end from May 31 to October 31. The change will be effective on October 31, 2012.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
31

Columbia International Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 20, 2012

Annual Report 2012
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Columbia International Bond Fund

Board Members and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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33

Columbia International Bond Fund

Board Members and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
34

Columbia International Bond Fund

Board Members and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
35

Columbia International Bond Fund

Board Consideration and Approval of
Advisory Agreement

On March 7, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia International Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
36

Columbia International Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the fiftieth, seventy-fifth and N/A percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
37

Columbia International Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the first and fourth quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
38

Columbia International Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
39

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Annual Report 2012
40

Columbia International Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

Columbia International Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1046 D (7/12)

Annual Report

May 31, 2012

Columbia Strategic Income Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Strategic Income Fund

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples" — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Strategic Income Fund

Performance Overview	2

Manager Discussion of Fund Performance	4

Understanding Your Fund's Expenses	6

Portfolio of Investments	7

Statement of Assets and Liabilities	43

Statement of Operations	45

Statement of Changes in Net Assets	46

Financial Highlights	49

Notes to Financial Statements	57

Report of Independent Registered Public Accounting Firm	70

Board Members and Officers	71

Board Consideration and Approval of Advisory Agreement	74

Important Information About This Report	81

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Strategic Income Fund

Performance Overview

Performance Summary

>  For the 12-month period that ended May 31, 2012, Columbia Strategic Income Fund (the fund) Class A shares returned 4.44% excluding sales charge.

>  The fund lagged its primary benchmark, the Barclays Government/Credit Bond Index, its new blended benchmark and its former blended benchmark, which returned 8.29%, 5.12% and 5.43%, respectively for the same period.

>  Underweights in U.S. Treasury securities, which were especially strong performers this past year, and in Japanese government bonds hurt relative performance.

Average Annual Total Returns (%) (for period ended May 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A	04/21/77
Excluding sales charges		4.44	6.54	7.68
Including sales charges		-0.56	5.50	7.16
Class B	05/15/92
Excluding sales charges		3.65	5.78	6.88
Including sales charges		-1.30	5.46	6.88
Class C	07/01/97
Excluding sales charges		3.64	5.90	7.04
Including sales charges		2.65	5.90	7.04
Class R*	09/27/10	4.20	6.38	7.47
Class R4*	03/07/11	4.59	6.58	7.70
Class R5*	03/07/11	4.86	6.65	7.74
Class W*	09/27/10	4.34	6.51	7.67
Class Z	01/29/99	4.75	6.84	7.93
Barclays Government/Credit Bond Index		8.29	6.86	5.88
New Blended Index		5.12	7.52	8.04
Former Blended Index		5.43	7.62	8.19

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund's other classes are not subject to sales charges and have limited eligibility. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

The New Blended Benchmark is a weighted custom composite, established by the Investment Manager, consisting of a 35% weighting of the Barclays Aggregate Bond Index, a 35% weighting of the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index — Unhedged and a 15% weighting of the JPMorgan Emerging Markets Bond Index (EMBI) — Global. The BofA Merrill Lynch US High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Former Blended Benchmark consists of 35% Barclays Aggregate Bond Index, 35% JPMorgan Global High Yield Index, 15% Citigroup Non-U.S. World Government Bond Index-Unhedged and 15% JPMorgan EMBI Global Diversified Index. The Barclays Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Citigroup Non-U.S. World Government Bond Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The JPMorgan EMBI Global Diversified Index tracks total returns for traded external debt instruments in the emerging markets including U.S. dollar-denominated Brady bonds, loans and Eurobonds with an outstanding face value of at least $500 million.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Annual Report 2012

Columbia Strategic Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2002 – May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012

Columbia Strategic Income Fund

Manager Discussion of Fund Performance

On February 29, 2012, the fund changed two components in its blended benchmark from a 35% weight in the JPMorgan Global High Yield Index and a 15% weight in the JPMorgan EMBI Global Diversified Index to a 35% weight in the BofA Merrill Lynch US High Yield Cash Pay Constrained Index and a 15% weight in the JPMorgan EMBI Global Index. We believe the new blended benchmark is more consistent with the fund's investment strategy.

For the 12 month period that ended May 31, 2012, the fund's Class A shares returned 4.44% without sales charge. The fund lagged the 8.29% return of its benchmark, the Barclays Government/Credit Bond Index; the 5.12% return of its new blended benchmark, which consists of 35% Barclays Aggregate Bond Index, 35% BofA Merrill Lynch US High Yield Cash Pay Constrained Index, 15% Citigroup Non-U.S. World Government Bond Index — Unhedged and 15% JPMorgan EMBI Global Index and the 5.43% return of its former blended benchmark, which was made up of 35% Barclays Aggregate Bond Index, 35% JPMorgan Global High Yield Index, 15% Citigroup Non-U.S. World Government Bond Index — Unhedged and 15% JPMorgan EMBI Global Diversified Index. An underweight in U.S. Treasuries and Japanese government bonds contributed to the fund's underperformance.

A Shifting Economic Climate

Early in the 12-month period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. The pace of both economic and job growth picked up early in 2012, but disappointed again as the period wore on. Even though approximately 1.4 million new jobs were added to the labor markets during the 12-month period, the pace of job growth slowed markedly in April and May. First quarter economic growth, as measured by gross domestic product, slipped to 1.9% and expectations for second quarter growth are no higher. Manufacturing activity continued to expand — the one consistent bright spot throughout this recovery. And the housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Underweights Generated Mixed Results

With U.S. interest rates starting the period at low levels, we thought there would be little room for them to fall much further and, therefore, less opportunity for price appreciation. As a result, we maintained an underweight in Treasuries, which proved costly as the sector outperformed over the one-year period. Performance also was hampered by an underweight relative to its benchmarks in Japanese government bonds, which benefited as the Japanese yen appreciated relative to most other currencies.

By contrast, an underweight in foreign developed market government bonds aided performance, as the U.S. dollar strengthened. Increased exposure to high-yield bonds also aided results. The sector generated strong performance in the fourth quarter of 2011 and first quarter of 2012, thanks to growing confidence among investors that Europe's problems were being addressed and the U.S. economy was on the mend. Later in the period, we took profits and reduced the fund's stake in more volatile sectors, including high-yield bonds. We also trimmed exposure to high-yield bank loans and emerging market issues.

Portfolio Management

Colin Lundgren, CFA

Gene R. Tannuzzo, CFA

Brian Lavin, CFA

Annual Report 2012

Columbia Strategic Income Fund

Manager Discussion of Fund Performance (continued)

Derivative Positions in the Fund

The fund utilized Treasury futures and options to manage duration and yield curve exposure, credit default swaps to hedge credit exposure, currency forwards for hedging and total return purposes and mortgage TBAs to add exposure to agency mortgage-backed securities (MBS). TBA stands for "to be announced." They are mortgage securities that are bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is taken. This feature gives TBA participants immediate exposure to agency MBS without having to value each individual security.

Looking Ahead

We think global economic growth is likely to remain sluggish, especially given the recession that began late in 2011 in the eurozone and concerns about economic slowing in the United States and other international economies. However, credit fundamentals remain strong with credit spreads — the difference in yield between higher- and lower-quality issues — above both their long-term averages and last year's lows. In an environment of low government bond yields, we think corporate bonds offer the best return potential as balance sheets generally remain strong and valuations are attractive on a historical basis. Given this outlook, we plan to maintain overweights in investment-grade and high-yield corporate bonds and underweights in developed foreign market government debt, because we believe that the current European sovereign debt crisis might be a preview of what could unfold in other heavily indebted nations, including the United States. While not immune to a global slowdown, we believe emerging markets offer an attractive alternative to their developed market counterparts.

Portfolio Breakdown (%) (at May 31, 2012)
Corporate Bonds & Notes	44.3
Residential Mortgage-Backed Securities — Agency	9.3
Residential Mortgage-Backed Securities — Non-Agency	2.3
Commercial Mortgage-Backed Securities — Non-Agency	2.9
Asset-Backed Securities — Non-Agency	0.1
Inflation-Indexed Bonds	2.2
U.S. Treasury Obligations	5.2
Foreign Government Obligations	22.0
Municipal Bonds	0.1
Senior Loans	3.9
Common Stocks	0.0	(a)
Warrants	0.0	(a)
Treasury Bill	0.1
Options Purchased Puts	0.0	(a)
Other(b)	7.6

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(a) Rounds to less than 0.1%.

(b) Includes investments in money market funds.

Quality Breakdown (%) (at May 31, 2012)
A rating	4.8
AA rating	1.3
AAA rating	26.8
B rating	23.8
BB rating	17.5
BBB rating	18.5
CCC rating	5.3
Not rated	2.0

Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012

Columbia Strategic Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,049.00	1,019.90	5.22	5.15	1.02
Class B	1,000.00	1,000.00	1,045.00	1,016.20	9.00	8.87	1.76
Class C	1,000.00	1,000.00	1,045.80	1,016.90	8.29	8.17	1.62
Class R	1,000.00	1,000.00	1,047.50	1,018.65	6.50	6.41	1.27
Class R4	1,000.00	1,000.00	1,050.10	1,020.60	4.51	4.45	0.88
Class R5	1,000.00	1,000.00	1,051.40	1,021.85	3.23	3.18	0.63
Class W	1,000.00	1,000.00	1,049.00	1,019.90	5.22	5.15	1.02
Class Z	1,000.00	1,000.00	1,050.90	1,021.15	3.95	3.89	0.77

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 46.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.3%
ADS Tactical, Inc. Senior Secured(b)(c) 04/01/18	11.000%	6,990,000	7,007,475
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	2,774,000	2,871,090
Huntington Ingalls Industries, Inc.(c) 03/15/21	7.125%	4,263,000	4,422,863
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	7,967,000	8,445,020
Oshkosh Corp. 03/01/20	8.500%	4,629,000	5,080,327
Oshkosh Corp.(c) 03/01/17	8.250%	1,263,000	1,387,721
TransDigm, Inc. 12/15/18	7.750%	2,463,000	2,616,938
Total			31,831,434
Automotive 1.3%
Allison Transmission, Inc.(b)(c) 05/15/19	7.125%	1,603,000	1,671,127
Chrysler Group LLC/Co-Issuer, Inc.(c) Secured 06/15/19	8.000%	1,267,000	1,270,167
06/15/21	8.250%	3,760,000	3,769,400
Dana Holding Corp.(c) Senior Unsecured 02/15/19	6.500%	710,000	743,725
02/15/21	6.750%	408,000	435,540
Delphi Corp.(c) 05/15/19	5.875%	1,137,000	1,191,008
05/15/21	6.125%	757,000	806,205
Ford Motor Credit Co. LLC Senior Unsecured 04/15/15	7.000%	597,000	670,133
01/15/20	8.125%	4,690,000	5,956,492
Lear Corp. 03/15/18	7.875%	6,815,000	7,462,425
Lear Corp.(c) 03/15/20	8.125%	1,738,000	1,942,215
Schaeffler Finance BV(b) Senior Secured 02/15/19	8.500%	1,619,000	1,708,045
Schaeffler Finance BV(b)(c) Senior Secured 02/15/17	7.750%	1,381,000	1,429,335

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Visteon Corp.(c) 04/15/19	6.750%		4,272,000	4,255,980
Total				33,311,797
Banking 1.3%
BES Investimento do Brasil SA Senior Unsecured(b) 03/25/15	5.625%		1,000,000	905,000
BanColombia SA Senior Unsecured(c) 06/03/21	5.950%		2,300,000	2,380,500
Banco Cruzeiro do Sul SA Senior Unsecured(b) 01/20/16	8.250%		500,000	350,015
Banco de Bogota SA Senior Unsecured(b)(c) 01/15/17	5.000%		1,000,000	1,022,661
Banco de Credito del Peru Subordinated Notes(b)(d) 10/15/22	7.170%	PEN	2,000,000	766,759
Bank of America Corp. Senior Unsecured 05/13/21	5.000%		12,850,000	12,895,540
Citigroup, Inc. Senior Unsecured 01/15/15	6.010%		15,000	16,071
Citigroup, Inc.(c) Senior Unsecured 01/14/22	4.500%		885,000	904,941
JPMorgan Chase & Co. Senior Unsecured 08/15/21	4.350%		2,840,000	2,964,608
Lloyds Banking Group PLC(b) 12/31/49	6.657%		230,000	134,550
Lloyds Banking Group PLC(b)(d) 11/29/49	6.267%		3,152,000	1,780,880
Morgan Stanley Senior Unsecured 01/26/20	5.500%		500,000	469,887
Morgan Stanley(c) Senior Unsecured 07/28/21	5.500%		7,165,000	6,708,905
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%		1,840,000	1,927,400
Total				33,227,717

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage 0.6%
E*Trade Financial Corp. Senior Unsecured 11/30/17	12.500%	8,132,000	9,331,470
E*Trade Financial Corp.(c) Senior Unsecured 12/01/15	7.875%	2,505,000	2,542,575
Neuberger Berman Group LLC/Finance Corp.(b) Senior Unsecured 03/15/20	5.625%	1,092,000	1,116,570
Neuberger Berman Group LLC/Finance Corp.(b)(c) Senior Unsecured 03/15/22	5.875%	1,637,000	1,677,925
Total			14,668,540
Building Materials 0.7%
Building Materials Corp. of America Senior Notes(b) 05/01/21	6.750%	7,777,000	7,951,982
Gibraltar Industries, Inc. 12/01/15	8.000%	2,915,000	2,966,013
Interface, Inc.(c) 12/01/18	7.625%	1,002,000	1,074,645
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	2,999,000	2,864,045
Nortek, Inc.(c) 12/01/18	10.000%	316,000	333,380
04/15/21	8.500%	1,307,000	1,267,790
Total			16,457,855
Chemicals 1.6%
Celanese U.S. Holdings LLC(c) 06/15/21	5.875%	675,000	703,688
Hexion US Finance Corp. Senior Unsecured(b)(c) 04/15/20	6.625%	3,611,000	3,647,110
Huntsman International LLC 03/15/21	8.625%	1,019,000	1,141,280
Ineos Finance PLC(b) Senior Secured 05/15/15	9.000%	3,736,000	3,922,800
02/15/19	8.375%	3,266,000	3,355,815
05/01/20	7.500%	334,000	330,660
JM Huber Corp. Senior Unsecured(b)(c) 11/01/19	9.875%	2,430,000	2,527,200
LyondellBasell Industries NV(b)(c) 11/15/21	6.000%	9,394,000	10,051,580
Senior Notes 04/15/24	5.750%	5,124,000	5,252,100

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MacDermid, Inc.(b) 04/15/17	9.500%	1,663,500	1,730,040
Momentive Performance Materials, Inc. Secured(c) 06/15/14	12.500%	1,513,000	1,584,867
Nova Chemicals Corp. Senior Unsecured(c) 11/01/19	8.625%	2,153,000	2,405,977
Polypore International, Inc.(c) 11/15/17	7.500%	2,710,000	2,831,950
Total			39,485,067
Construction Machinery 1.3%
CNH Capital LLC(b) 11/01/16	6.250%	3,395,000	3,539,287
Case New Holland, Inc. 12/01/17	7.875%	5,512,000	6,283,680
Columbus McKinnon Corp. 02/01/19	7.875%	950,000	1,002,250
Manitowoc Co., Inc. (The)(c) 02/15/18	9.500%	605,000	663,988
11/01/20	8.500%	1,950,000	2,091,375
Neff Rental LLC/Finance Corp. Secured(b) 05/15/16	9.625%	4,296,000	4,263,780
UR Merger Sub Corp.(b) 05/15/20	7.375%	1,015,000	1,037,838
UR Merger Sub Corp.(b)(c) 04/15/22	7.625%	2,540,000	2,597,150
Secured 07/15/18	5.750%	1,228,000	1,243,350
UR Merger Sub Corp.(c) 12/15/19	9.250%	5,225,000	5,760,562
09/15/20	8.375%	1,662,000	1,695,240
Senior Unsecured 02/01/21	8.250%	1,450,000	1,533,375
Xerium Technologies, Inc. 06/15/18	8.875%	1,920,000	1,449,600
Total			33,161,475
Consumer Cyclical Services 0.2%
Goodman Networks, Inc. Senior Secured(b) 07/01/18	12.125%	2,134,000	2,158,007
Realogy Corp. Senior Secured(b)(c) 01/15/20	9.000%	1,762,000	1,762,000
Total			3,920,007

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.5%
Libbey Glass, Inc.(b) 05/15/20	6.875%	973,000	980,297
Mead Products LLC/ACCO Brands Corp.(b)(c) 04/30/20	6.750%	962,000	988,455
Sealy Mattress Co.(c) 06/15/14	8.250%	2,942,000	2,846,385
Spectrum Brands, Inc.(b) Senior Secured 06/15/18	9.500%	1,096,000	1,211,080
Spectrum Brands, Inc.(b)(c) Senior Unsecured 03/15/20	6.750%	667,000	675,338
Spectrum Brands, Inc.(c) Senior Secured 06/15/18	9.500%	5,694,000	6,291,870
Total			12,993,425
Diversified Manufacturing 0.5%
Actuant Corp.(b) 06/15/22	5.625%	1,319,000	1,348,678
Amsted Industries, Inc. Senior Notes(b) 03/15/18	8.125%	2,182,000	2,307,465
CPM Holdings, Inc. Senior Secured 09/01/14	10.625%	2,833,000	3,002,980
Tomkins LLC/Inc. Secured(c) 10/01/18	9.000%	3,719,000	4,086,251
WireCo WorldGroup, Inc. 05/15/17	9.500%	1,737,000	1,806,480
Total			12,551,854
Electric 3.2%
AES Corp. (The) Senior Unsecured 10/15/17	8.000%	519,000	576,090
AES Corp. (The)(b)(c) Senior Unsecured 07/01/21	7.375%	5,287,000	5,709,960
Appalachian Power Co. Senior Unsecured(c) 03/30/21	4.600%	360,000	403,442
Arizona Public Service Co. Senior Unsecured 08/01/16	6.250%	904,000	1,067,532

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp. Senior Secured(b)(c) 02/15/21	7.500%	5,637,000	5,890,665
Carolina Power & Light Co. 1st Mortgage(c) 05/15/42	4.100%	1,500,000	1,561,653
Cleveland Electric Illuminating Co. (The) 1st Mortgage 11/15/18	8.875%	500,000	659,936
Consolidated Edison Co. of New York, Inc. Senior Unsecured 04/01/38	6.750%	895,000	1,285,810
Dominion Resources, Inc. Senior Unsecured 11/30/17	6.000%	1,080,000	1,295,943
08/15/19	5.200%	3,904,000	4,613,716
Dominion Resources, Inc.(c) Senior Unsecured 08/01/41	4.900%	1,045,000	1,173,449
Duke Energy Corp. Senior Unsecured 09/15/14	3.950%	3,930,000	4,179,751
Duke Energy Ohio, Inc. 1st Mortgage 04/01/19	5.450%	3,585,000	4,354,689
Florida Power Corp. 1st Mortgage 06/15/38	6.400%	1,470,000	2,017,531
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	1,887,000	1,754,910
Ipalco Enterprises, Inc. Senior Secured(b) 04/01/16	7.250%	2,415,000	2,626,312
Nevada Power Co. 01/15/15	5.875%	1,815,000	2,029,909
05/15/18	6.500%	10,355,000	12,745,348
08/01/18	6.500%	720,000	891,607
04/01/36	6.650%	950,000	1,295,206
Oncor Electric Delivery Co. LLC Senior Secured(b) 06/01/42	5.300%	3,300,000	3,496,747
PacifiCorp 1st Mortgage 09/15/13	5.450%	255,000	269,987
Pacific Gas & Electric Co. Senior Unsecured 04/15/42	4.450%	575,000	612,852
Pacific Gas & Electric Co.(c) Senior Unsecured 10/01/20	3.500%	1,340,000	1,442,175

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Energy, Inc. Senior Unsecured 04/01/22	3.150%	4,175,000	4,217,092
Sierra Pacific Power Co. 05/15/16	6.000%	3,020,000	3,529,731
TransAlta Corp. Senior Unsecured 05/15/18	6.650%	7,330,000	8,319,411
Total			78,021,454
Entertainment 0.2%
AMC Entertainment, Inc. 06/01/19	8.750%	2,188,000	2,341,160
AMC Entertainment, Inc.(c) 12/01/20	9.750%	1,965,000	2,112,375
Six Flags, Inc.(b)(e)(f)(g) 06/01/14	9.625%	1,557,000	—
Speedway Motorsports, Inc.(c) 02/01/19	6.750%	722,000	741,855
Vail Resorts, Inc. 05/01/19	6.500%	623,000	652,593
Total			5,847,983
Food and Beverage 1.3%
ConAgra Foods, Inc. Senior Unsecured 10/01/28	7.000%	855,000	1,069,791
Cott Beverages, Inc.(c) 11/15/17	8.375%	1,185,000	1,276,838
09/01/18	8.125%	1,291,000	1,391,052
Del Monte Corp. 02/15/19	7.625%	596,000	578,120
Kraft Foods, Inc. Senior Unsecured 02/01/18	6.125%	14,587,000	17,384,495
08/23/18	6.125%	235,000	283,455
MHP SA(b) 04/29/15	10.250%	3,204,000	3,125,745
SABMiller Holdings, Inc.(b) 01/15/17	2.450%	6,905,000	7,084,164
Total			32,193,660
Gaming 1.3%
Caesars Entertainment Operating Co., Inc.(b)(c) Senior Secured 02/15/20	8.500%	3,756,000	3,741,915
Caesars Entertainment Operating Co., Inc.(c) Senior Secured 06/01/17	11.250%	2,384,000	2,533,000

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chester Downs & Marina LLC Senior Secured(b)(c) 02/01/20	9.250%	1,718,000	1,769,540
MGM Resorts International 03/01/18	11.375%	1,925,000	2,218,562
Senior Secured 03/15/20	9.000%	5,811,000	6,363,045
MGM Resorts International(c) 07/15/15	6.625%	780,000	800,963
06/01/16	7.500%	995,000	1,017,388
Penn National Gaming, Inc. Senior Subordinated Notes(c) 08/15/19	8.750%	1,647,000	1,815,817
ROC Finance LLC/Corp. Secured(b) 09/01/18	12.125%	2,529,000	2,826,157
Seminole Indian Tribe of Florida(b) 10/01/17	7.750%	444,000	477,300
10/01/20	7.804%	2,675,000	2,645,495
Senior Secured 10/01/20	6.535%	1,510,000	1,513,503
Seneca Gaming Corp.(b) 12/01/18	8.250%	2,909,000	2,948,999
Tunica-Biloxi Gaming Authority Senior Unsecured(b) 11/15/15	9.000%	2,397,000	2,313,105
Total			32,984,789
Gas Pipelines 2.4%
Colorado Interstate Gas Co. LLC Senior Unsecured 11/15/15	6.800%	3,219,000	3,742,329
El Paso LLC Senior Unsecured 01/15/32	7.750%	6,853,000	7,821,610
El Paso LLC(c) Senior Unsecured 06/15/14	6.875%	1,495,000	1,598,494
06/01/18	7.250%	779,000	876,375
09/15/20	6.500%	6,412,000	7,021,140
Enterprise Products Operating LLC 06/01/15	3.700%	2,510,000	2,682,141
02/15/42	5.700%	2,145,000	2,387,627
Kinder Morgan Energy Partners LP Senior Unsecured 01/15/38	6.950%	670,000	795,604
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	3,513,000	3,600,825
NiSource Finance Corp. 09/15/17	5.250%	9,425,000	10,540,402

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northwest Pipeline GP Senior Unsecured 04/15/17	5.950%	500,000	586,944
Plains All American Pipeline LP/Finance Corp. 05/01/19	8.750%	2,715,000	3,586,450
Regency Energy Partners LP/Finance Corp. 12/01/18	6.875%	1,682,000	1,766,100
07/15/21	6.500%	3,807,000	3,921,210
Regency Energy Partners LP/Finance Corp.(c) 06/01/16	9.375%	1,409,000	1,542,855
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	840,000	968,128
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	2,270,000	2,304,050
TransCanada PipeLines Ltd. Senior Unsecured 01/15/39	7.625%	575,000	850,072
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured(c) 08/15/41	5.400%	2,465,000	2,882,837
Total			59,475,193
Health Care 2.6%
American Renal Associates Holdings, Inc. Senior Unsecured PIK 03/01/16	9.750%	697,305	725,197
American Renal Holdings, Inc. Senior Secured 05/15/18	8.375%	1,625,000	1,706,250
CHS/Community Health Systems, Inc. 11/15/19	8.000%	2,605,000	2,660,356
ConvaTec Healthcare E SA Senior Unsecured(b) 12/15/18	10.500%	5,272,000	5,192,920
Emdeon, Inc.(b) 12/31/19	11.000%	2,635,000	2,924,850
Fresenius Medical Care U.S. Finance II, Inc.(b) 01/31/22	5.875%	1,054,000	1,048,730
Fresenius Medical Care U.S. Finance II, Inc.(b)(c) 07/31/19	5.625%	813,000	806,903
Fresenius Medical Care U.S. Finance, Inc.(b)(c) 09/15/18	6.500%	621,000	647,393
HCA, Inc. Senior Secured 02/15/20	6.500%	4,178,000	4,413,012
02/15/20	7.875%	1,665,000	1,827,337

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.(c) 02/15/22	7.500%	2,076,000	2,175,907
Senior Secured 09/15/20	7.250%	7,979,000	8,697,110
Health Management Associates, Inc. Senior Unsecured(b)(c) 01/15/20	7.375%	1,539,000	1,577,475
IASIS Healthcare LLC/Capital Corp.(c) 05/15/19	8.375%	2,015,000	1,894,100
Kinetic Concepts, Inc./KCI U.S.A., Inc.(b)(c) 11/01/18	10.500%	2,502,000	2,527,020
11/01/19	12.500%	1,929,000	1,721,633
LifePoint Hospitals, Inc.(c) 10/01/20	6.625%	1,002,000	1,049,595
Multiplan, Inc.(b)(c) 09/01/18	9.875%	4,520,000	4,791,200
Omnicare, Inc. 06/01/20	7.750%	1,499,000	1,641,405
PSS World Medical, Inc.(b) 03/01/22	6.375%	409,000	413,090
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	2,117,000	2,244,020
Radnet Management, Inc.(c) 04/01/18	10.375%	970,000	960,300
Rural/Metro Corp. Senior Unsecured(b) 07/15/19	10.125%	1,692,000	1,607,400
STHI Holding Corp. Secured(b) 03/15/18	8.000%	891,000	935,550
United Surgical Partners International, Inc. Senior Unsecured(b) 04/01/20	9.000%	1,472,000	1,527,200
Vanguard Health Holding Co. II LLC/Inc.(b) 02/01/19	7.750%	834,000	808,980
Vanguard Health Holding Co. II LLC/Inc.(c) 02/01/18	8.000%	6,289,000	6,163,220
02/01/19	7.750%	410,000	401,800
Wolverine Healthcare Analytics Senior Unsecured(b)(h) 06/01/20	10.625%	1,268,000	1,274,340
Total			64,364,293
Healthcare Insurance 0.1%
AMERIGROUP Corp. Senior Unsecured 11/15/19	7.500%	1,285,000	1,374,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WellPoint, Inc. Senior Unsecured 02/15/19	7.000%	960,000	1,210,543
Total			2,585,493
Home Construction 0.2%
KB Home(c) 03/15/20	8.000%	1,053,000	1,018,778
Meritage Homes Corp.(b) 04/01/22	7.000%	1,000,000	1,015,000
Shea Homes LP/Funding Corp. Senior Secured(c) 05/15/19	8.625%	1,535,000	1,600,237
Taylor Morrison Communities, Inc./Monarch(b) 04/15/20	7.750%	2,129,000	2,192,870
Total			5,826,885
Independent Energy 4.3%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	8,505,000	9,643,666
Antero Resources Finance Corp.(b)(c) 08/01/19	7.250%	552,000	558,900
Antero Resources Finance Corp.(c) 12/01/17	9.375%	154,000	166,320
Berry Petroleum Co. Senior Unsecured(c) 11/01/20	6.750%	760,000	786,600
Carrizo Oil & Gas, Inc.(c) 10/15/18	8.625%	4,451,000	4,651,295
Chaparral Energy, Inc. 10/01/20	9.875%	1,090,000	1,212,625
Chaparral Energy, Inc.(b)(c) 11/15/22	7.625%	2,140,000	2,188,150
Chaparral Energy, Inc.(c) 09/01/21	8.250%	2,849,000	3,019,940
Chesapeake Energy Corp.(c) 08/15/20	6.625%	7,185,000	6,825,750
02/15/21	6.125%	4,711,000	4,428,340
Cimarex Energy Co.(c) 05/01/22	5.875%	3,136,000	3,214,400
Comstock Resources, Inc.(h) 06/15/20	9.500%	3,958,000	3,772,132
Concho Resources, Inc. 01/15/22	6.500%	1,059,000	1,106,655
Concho Resources, Inc.(c) 01/15/21	7.000%	3,680,000	3,946,800

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Continental Resources, Inc. 10/01/19	8.250%	216,000	239,760
10/01/20	7.375%	224,000	246,400
04/01/21	7.125%	3,095,000	3,404,500
Continental Resources, Inc.(b) 09/15/22	5.000%	4,997,000	4,947,030
Everest Acquisition LLC/Finance, Inc.(b) Senior Secured 05/01/19	6.875%	2,358,000	2,416,950
Everest Acquisition LLC/Finance, Inc.(b)(c) Senior Unsecured 05/01/20	9.375%	3,378,000	3,462,450
Goodrich Petroleum Corp.(c) 03/15/19	8.875%	1,568,000	1,489,600
Kodiak Oil & Gas Corp.(b) 12/01/19	8.125%	7,211,000	7,427,330
Laredo Petroleum, Inc. 02/15/19	9.500%	6,085,000	6,754,350
Laredo Petroleum, Inc.(b) 05/01/22	7.375%	929,000	938,290
MEG Energy Corp.(b) 03/15/21	6.500%	2,610,000	2,662,200
Newfield Exploration Co. Senior Subordinated Notes(c) 02/01/20	6.875%	2,095,000	2,220,700
Oasis Petroleum, Inc. 02/01/19	7.250%	3,349,000	3,449,470
Oasis Petroleum, Inc.(c) 11/01/21	6.500%	3,320,000	3,320,000
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	3,280,000	3,550,600
QEP Resources, Inc.(c) Senior Unsecured 10/01/22	5.375%	1,431,000	1,402,380
Range Resources Corp. 05/01/18	7.250%	369,000	388,373
05/15/19	8.000%	1,115,000	1,215,350
08/01/20	6.750%	2,335,000	2,515,962
06/01/21	5.750%	385,000	396,550
Range Resources Corp.(c) 08/15/22	5.000%	527,000	505,920
SM Energy Co. Senior Unsecured(c) 11/15/21	6.500%	1,297,000	1,326,183
WPX Energy, Inc. Senior Unsecured(b)(c) 01/15/22	6.000%	806,000	775,775
Whiting Petroleum Corp. 10/01/18	6.500%	156,000	163,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Woodside Finance Ltd.(b) 05/10/21	4.600%	4,500,000	4,855,239
Total			105,595,955
Integrated Energy 0.2%
Lukoil International Finance BV(b) 11/05/19	7.250%	1,100,000	1,205,516
11/09/20	6.125%	2,300,000	2,374,402
TNK-BP Finance SA(b) 03/13/18	7.875%	425,000	480,581
Total			4,060,499
Media Cable 1.3%
CCO Holdings LLC/Capital Corp. 04/30/20	8.125%	4,045,000	4,459,612
CCO Holdings LLC/Capital Corp.(c) 04/30/18	7.875%	370,000	395,900
01/15/19	7.000%	2,900,000	3,052,250
01/31/22	6.625%	458,000	468,878
CSC Holdings LLC Senior Unsecured(b) 11/15/21	6.750%	4,051,000	4,101,637
Cablevision Systems Corp. Senior Unsecured(c) 04/15/20	8.000%	1,175,000	1,224,937
Comcast Corp. 08/15/37	6.950%	3,430,000	4,412,990
DISH DBS Corp. 06/01/21	6.750%	7,824,000	8,078,280
DISH DBS Corp.(b)(c) 07/15/22	5.875%	920,000	892,400
DISH DBS Corp.(c) 09/01/19	7.875%	523,000	581,838
Time Warner Cable, Inc. 07/01/18	6.750%	335,000	405,911
Time Warner Cable, Inc.(c) 02/01/20	5.000%	650,000	727,800
UPCB Finance V Ltd. Senior Secured(b)(c) 11/15/21	7.250%	1,749,000	1,801,737
UPCB Finance VI Ltd. Senior Secured(b)(c) 01/15/22	6.875%	1,660,000	1,635,598
Videotron Ltee(b)(c) 07/15/22	5.000%	115,000	112,125
Virgin Media Finance PLC 02/15/22	5.250%	215,000	209,625
Total			32,561,518

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media Non-Cable 3.3%
AMC Networks, Inc.(b)(c) 07/15/21	7.750%	5,832,000	6,473,520
Clear Channel Worldwide Holdings, Inc. 12/15/17	9.250%	4,899,000	5,266,425
Clear Channel Worldwide Holdings, Inc.(b) 03/15/20	7.625%	851,000	799,940
03/15/20	7.625%	6,806,000	6,499,730
Hughes Satellite Systems Corp.(c) 06/15/21	7.625%	1,245,000	1,288,575
Senior Secured 06/15/19	6.500%	4,440,000	4,506,600
Intelsat Jackson Holdings SA(b) 10/15/20	7.250%	1,620,000	1,607,850
Intelsat Jackson Holdings SA(c) 04/01/19	7.250%	395,000	394,506
04/01/21	7.500%	2,660,000	2,660,000
Intelsat Luxembourg SA(b) PIK 02/04/17	11.500%	1,943,000	1,889,568
Intelsat Luxembourg SA(c) PIK 02/04/17	11.500%	2,809,000	2,759,842
Lamar Media Corp.(b)(c) 02/01/22	5.875%	2,098,000	2,111,112
National CineMedia LLC Senior Unsecured 07/15/21	7.875%	2,784,000	2,909,280
National CineMedia LLC(b) Senior Secured 04/15/22	6.000%	2,284,000	2,278,290
News America, Inc. 12/15/35	6.400%	150,000	170,564
02/15/41	6.150%	5,395,000	6,183,420
Nielsen Finance LLC/Co. 10/15/18	7.750%	4,236,000	4,553,700
Salem Communications Corp. Secured 12/15/16	9.625%	3,856,000	4,222,320
Sinclair Television Group, Inc. Secured(b) 11/01/17	9.250%	6,127,000	6,739,700
TCM Sub LLC(b) 01/15/15	3.550%	5,510,000	5,834,352
Univision Communications, Inc.(b) Senior Secured 11/01/20	7.875%	5,743,000	5,872,217

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(b)(c) 05/15/21	8.500%	1,455,000	1,400,438
Senior Secured 05/15/19	6.875%	2,100,000	2,047,500
XM Satellite Radio, Inc.(b)(c) 11/01/18	7.625%	3,273,000	3,481,654
Total			81,951,103
Metals 1.9%
Aleris International, Inc. Senior Unsecured(f)(g) 06/01/20	6.000%	3,093	3,147
Alpha Natural Resources, Inc.(c) 06/01/19	6.000%	3,295,000	2,957,262
06/01/21	6.250%	1,425,000	1,278,938
ArcelorMittal Senior Unsecured(c) 03/01/21	5.500%	6,465,000	6,156,445
Arch Coal, Inc.(b) 06/15/21	7.250%	313,000	267,615
Arch Coal, Inc.(b)(c) 06/15/19	7.000%	2,409,000	2,065,718
CONSOL Energy, Inc. 04/01/17	8.000%	1,116,000	1,118,790
CONSOL Energy, Inc.(c) 04/01/20	8.250%	2,994,000	2,994,000
Calcipar SA Senior Secured(b) 05/01/18	6.875%	3,797,000	3,806,492
FMG Resources August 2006 Proprietary Ltd.(b)(c) 02/01/16	6.375%	1,855,000	1,813,263
02/01/18	6.875%	943,000	926,498
11/01/19	8.250%	4,606,000	4,813,270
Senior Unsecured 04/01/22	6.875%	2,295,000	2,208,937
Inmet Mining Corp. Senior Notes(b)(c) 06/01/20	8.750%	5,315,000	5,182,125
JMC Steel Group Senior Notes(b) 03/15/18	8.250%	3,808,000	3,846,080
Peabody Energy Corp.(b) 11/15/18	6.000%	2,594,000	2,587,515
Peabody Energy Corp.(b)(c) 11/15/21	6.250%	1,918,000	1,913,205
Rain CII Carbon LLC/Corp. Senior Secured(b) 12/01/18	8.000%	3,182,000	3,333,145
Total			47,272,445

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Non-Captive Consumer 0.5%
SLM Corp. Senior Notes 01/25/16	6.250%	2,434,000	2,464,425
Senior Unsecured 03/25/20	8.000%	3,637,000	3,722,553
01/25/22	7.250%	2,682,000	2,625,099
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	4,029,000	3,162,765
Total			11,974,842
Non-Captive Diversified 2.5%
Ally Financial, Inc. 02/15/17	5.500%	910,000	910,819
Ally Financial, Inc.(c) 03/15/20	8.000%	12,417,000	14,000,167
09/15/20	7.500%	6,054,000	6,644,265
CIT Group, Inc.(b) Senior Secured 04/01/18	6.625%	3,125,000	3,242,188
Senior Unsecured 02/15/15	4.750%	1,790,000	1,781,050
CIT Group, Inc.(b)(c) Senior Unsecured 02/15/19	5.500%	7,171,000	6,991,725
CIT Group, Inc.(c) Senior Unsecured 03/15/18	5.250%	3,007,000	2,961,895
05/15/20	5.375%	1,953,000	1,874,880
General Electric Capital Corp. Senior Unsecured(c) 10/17/21	4.650%	9,370,000	10,294,575
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	2,590,000	2,900,800
04/01/19	5.875%	853,000	837,886
International Lease Finance Corp.(c) Senior Unsecured 05/15/19	6.250%	1,589,000	1,589,000
12/15/20	8.250%	3,500,000	3,902,500
01/15/22	8.625%	2,266,000	2,583,240
Total			60,514,990
Oil Field Services 0.9%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	6,024,000	6,234,840
Gazstream SA for Gazprom OAO(b) 07/22/13	5.625%	8,299	8,422

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Green Field Energy Services, Inc. Senior Secured(b) 11/15/16	13.000%	3,895,000	3,817,100
Novatek Finance Ltd. Senior Unsecured(b)(c) 02/03/21	6.604%	300,000	322,520
Offshore Group Investments Ltd.(b) Senior Secured 08/01/15	11.500%	1,760,000	1,874,400
Offshore Group Investments Ltd.(c) Senior Secured 08/01/15	11.500%	6,936,000	7,386,840
Oil States International, Inc.(c) 06/01/19	6.500%	3,301,000	3,408,282
Weatherford International Ltd. 03/15/13	5.150%	14,000	14,423
Total			23,066,827
Other Industry 0.1%
Interline Brands, Inc.(c) 11/15/18	7.000%	1,288,000	1,326,640
Packaging 1.0%
Ardagh Packaging Finance PLC(b)(c) 10/15/20	9.125%	2,771,000	2,881,840
Senior Secured 10/15/17	7.375%	3,932,000	4,187,580
Berry Plastics Corp. Secured 01/15/21	9.750%	771,000	801,840
Reynolds Group Issuer, Inc./LLC(b) Senior Secured 08/15/19	7.875%	5,224,000	5,524,380
Reynolds Group Issuer, Inc./LLC(b)(c) Senior Secured 04/15/19	7.125%	2,868,000	2,946,870
Senior Unsecured 08/15/19	9.875%	3,423,000	3,414,443
08/15/19	9.875%	3,947,000	3,937,132
Total			23,694,085
Paper 0.1%
Cascades, Inc.(c) 12/15/17	7.750%	2,490,000	2,477,550
Pharmaceuticals 0.5%
Endo Health Solutions, Inc.(c) 01/15/22	7.250%	1,171,000	1,223,695
Grifols, Inc. 02/01/18	8.250%	2,873,000	3,056,154
Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mylan, Inc.(b)(c) 11/15/18	6.000%	6,169,000	6,369,492
Pharmaceutical Product Development, Inc. Senior Unsecured(b)(c) 12/01/19	9.500%	912,000	971,280
Warner Chilcott Co. LLC/Finance 09/15/18	7.750%	1,439,000	1,518,145
Total			13,138,766
Railroads 0.2%
CSX Corp. Senior Unsecured 04/15/41	5.500%	3,205,000	3,625,775
Union Pacific Corp. Senior Unsecured 08/15/18	5.700%	1,440,000	1,723,866
Total			5,349,641
Refining —%
Phillips 66(b) 05/01/17	2.950%	595,000	606,428
REITs —%
Duke Realty LP Senior Unsecured 08/15/19	8.250%	200	248
Restaurants 0.3%
Yum! Brands, Inc. Senior Unsecured 09/15/19	5.300%	5,417,000	6,314,472
Retailers 1.3%
99 Cents Only Stores(b) 12/15/19	11.000%	1,316,000	1,404,830
AutoNation, Inc. 02/01/20	5.500%	186,000	187,395
Best Buy Co., Inc. Senior Unsecured(c) 03/15/21	5.500%	1,125,000	1,046,249
Burlington Coat Factory Warehouse Corp.(c) 02/15/19	10.000%	4,121,000	4,254,932
Jo-Ann Stores, Inc. Senior Unsecured(b)(c) 03/15/19	8.125%	1,842,000	1,800,555
Limited Brands, Inc. 02/15/22	5.625%	1,832,000	1,845,740
Limited Brands, Inc.(c) 04/01/21	6.625%	4,690,000	5,030,025

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Rite Aid Corp. Senior Secured 08/15/20	8.000%		4,650,000	5,085,937
Senior Unsecured 02/15/27	7.700%		2,012,000	1,639,780
Rite Aid Corp.(b) 03/15/20	9.250%		1,273,000	1,218,898
Rite Aid Corp.(b)(c) 03/15/20	9.250%		3,143,000	3,017,280
Rite Aid Corp.(c) 06/15/17	9.500%		2,492,000	2,392,320
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%		724,000	732,145
Sally Holdings LLC/Capital, Inc.(b)(c) 11/15/19	6.875%		1,217,000	1,293,063
Total				30,949,149
Supranational 0.4%
European Investment Bank Senior Unsecured 06/20/17	1.400%	JPY	446,000,000	5,993,469
01/18/27	2.150%	JPY	29,100,000	391,447
International Finance Corp. 02/28/13	7.500%	AUD	2,675,000	2,690,546
Total				9,075,462
Technology 1.8%
Alliance Data Systems Corp.(b)(c) 04/01/20	6.375%		1,145,000	1,139,275
Amkor Technology, Inc. Senior Unsecured 05/01/18	7.375%		775,000	775,000
06/01/21	6.625%		4,190,000	3,938,600
Anixter, Inc. 05/01/19	5.625%		650,000	661,375
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%		1,817,000	1,980,530
CDW LLC/Finance Corp. Senior Secured 12/15/18	8.000%		2,247,000	2,381,820
CDW LLC/Finance Corp.(b)(c) 04/01/19	8.500%		895,000	918,494
CDW LLC/Finance Corp.(c) 04/01/19	8.500%		4,254,000	4,370,985
Cardtronics, Inc. 09/01/18	8.250%		2,916,000	3,214,890
CommScope, Inc.(b)(c) 01/15/19	8.250%		473,000	486,599

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Equinix, Inc. Senior Unsecured 07/15/21	7.000%	1,055,000	1,128,850
First Data Corp.(b) Senior Secured 08/15/20	8.875%	3,745,000	3,997,787
First Data Corp.(b)(c) Senior Secured 06/15/19	7.375%	2,674,000	2,674,000
First Data Corp.(c) 01/15/21	12.625%	4,183,000	3,942,477
Freescale Semiconductor, Inc. Senior Secured(b) 04/15/18	9.250%	3,027,000	3,185,918
Interactive Data Corp.(c) 08/01/18	10.250%	4,310,000	4,773,325
NXP BV/Funding LLC Senior Secured(b)(c) 08/01/18	9.750%	3,800,000	4,313,000
Total			43,882,925
Transportation Services 0.3%
Avis Budget Car Rental LLC/Finance, Inc.(c) 01/15/19	8.250%	1,775,000	1,837,125
03/15/20	9.750%	1,330,000	1,456,350
ERAC U.S.A. Finance LLC(b) 10/01/20	5.250%	1,150,000	1,291,382
10/15/37	7.000%	402,000	489,152
Hertz Corp. (The)(c) 01/15/21	7.375%	2,028,000	2,126,865
Total			7,200,874
Wireless 2.0%
Cricket Communications, Inc.(c) 10/15/20	7.750%	1,574,000	1,440,210
Senior Secured 05/15/16	7.750%	5,472,000	5,772,960
MetroPCS Wireless, Inc.(c) 09/01/18	7.875%	2,415,000	2,451,225
11/15/20	6.625%	535,000	517,613
NII Capital Corp. 04/01/21	7.625%	2,763,000	2,327,827
Nextel Communications, Inc.(c) 08/01/15	7.375%	1,405,000	1,373,387
SBA Telecommunications, Inc. 08/15/19	8.250%	2,834,000	3,074,890
Sprint Capital Corp.(c) 11/15/28	6.875%	12,091,000	8,977,567

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Nextel Corp.(b)(c) 11/15/18	9.000%	9,383,000	10,133,640
03/01/20	7.000%	1,261,000	1,270,458
Senior Unsecured 03/01/17	9.125%	330,000	327,525
United States Cellular Corp. Senior Unsecured 12/15/33	6.700%	2,005,000	2,106,780
VimpelCom Holdings BV(b) 03/01/22	7.504%	1,000,000	906,860
Wind Acquisition Finance SA Senior Secured(b)(c) 02/15/18	7.250%	9,536,000	8,200,960
Total			48,881,902
Wirelines 2.5%
AT&T, Inc. Senior Unsecured 02/15/39	6.550%	2,715,000	3,465,866
AT&T, Inc.(c) Senior Unsecured 08/15/41	5.550%	2,905,000	3,404,590
Embarq Corp. Senior Unsecured 06/01/36	7.995%	11,265,000	11,542,344
Frontier Communications Corp. Senior Unsecured 04/15/20	8.500%	2,480,000	2,486,200
Frontier Communications Corp.(c) Senior Unsecured 04/15/15	7.875%	104,000	112,060
04/15/17	8.250%	260,000	268,450
10/01/18	8.125%	935,000	951,363
07/01/21	9.250%	1,122,000	1,161,270
04/15/22	8.750%	953,000	960,148
Integra Telecom Holdings, Inc. Senior Secured(b) 04/15/16	10.750%	1,303,000	1,250,880
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	2,857,000	3,064,132
Level 3 Financing, Inc. 04/01/19	9.375%	2,778,000	2,951,625
07/01/19	8.125%	1,656,000	1,656,000
Level 3 Financing, Inc.(c) 02/15/17	8.750%	1,094,000	1,129,555
02/01/18	10.000%	1,620,000	1,745,550
PAETEC Holding Corp. 12/01/18	9.875%	3,015,000	3,308,962
Senior Secured 06/30/17	8.875%	5,158,000	5,544,850

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qtel International Finance Ltd.(b) 06/10/19	7.875%	600,000	751,339
10/19/25	5.000%	1,900,000	1,969,135
Telefonica Emisiones SAU(c) 04/27/15	3.729%	7,335,000	6,815,066
Verizon New York, Inc. Senior Unsecured 04/01/32	7.375%	4,725,000	5,920,505
Windstream Corp.(c) 09/01/18	8.125%	1,485,000	1,540,688
03/15/19	7.000%	395,000	387,100
Total			62,387,678
Total Corporate Bonds & Notes (Cost: $1,099,882,931)			1,135,192,920

Residential Mortgage-Backed Securities — Agency 9.7%

Federal Home Loan Mortgage Corp.(d)(i)(j) CMO IO Series 2957 Class SW 04/15/35	5.761%	12,191,926	2,028,932
CMO IO Series 3122 Class IS 03/15/36	6.461%	11,048,636	1,826,270
CMO IO Series 3550 Class EI 07/15/39	6.161%	13,542,849	2,444,861
CMO IO Series 3761 Class KS 06/15/40	5.761%	13,035,727	2,150,887
CMO IO Series 3960 Class SL 11/15/41	6.261%	14,580,979	3,301,546
CMO IO Series 3966 Class SA 12/15/41	5.661%	19,378,413	4,303,980
CMO IO Series 3998 Class GS 05/15/36	6.311%	9,790,517	1,821,224
Federal Home Loan Mortgage Corp.(i) 05/01/21 - 06/01/36	5.000%	4,873,335	5,255,448
01/01/20	10.500%	3,930	3,950
Federal National Mortgage Association(d)(i)(j) CMO IO Series 2006-5 Class N2 02/25/35	2.135%	9,720,035	523,899
CMO IO Series 2010-135 Class MS 12/25/40	5.711%	7,090,117	1,271,270
Federal National Mortgage Association(h)(i) 07/01/27	2.500%	56,500,000	58,080,234
07/01/27	3.000%	27,000,000	28,202,344
06/01/42	3.500%	32,000,000	33,584,998
06/01/42	4.000%	11,500,000	12,242,109
06/01/42	5.000%	5,000,000	5,415,625

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(i) 05/01/41	4.000%	18,917,224	20,044,869
12/01/20	4.500%	227,689	244,890
05/01/33 - 03/01/34	5.000%	545,717	592,065
02/01/35 - 11/01/36	5.500%	3,679,604	4,021,012
04/01/34 - 08/01/37	6.000%	12,212,048	13,483,618
12/01/31 - 05/01/33	6.500%	55,234	63,219
07/01/38	7.000%	347,940	404,500
04/01/14	10.000%	14,335	14,543
Federal National Mortgage Association(i)(k) 07/01/40	4.500%	14,018,060	15,363,940
11/01/36	6.500%	9,171,260	10,353,970
10/01/37	7.000%	330,959	386,355
Government National Mortgage Association(d)(i)(j) CMO IO Series 2010-108 Class PI 02/20/38	5.860%	15,661,848	2,245,693
CMO IO Series 2012-41 Class SA 03/20/42	6.360%	23,102,883	6,549,554
CMO IO Series 2012-48 Class SA 04/16/42	6.411%	4,966,781	1,168,926
Government National Mortgage Association(i) 08/15/13	11.750%	1,336	1,343
Government National Mortgage Association(i)(j) CMO IO Series 2010-167 Class GI 02/20/38	4.000%	8,601,211	1,125,080
Total Residential Mortgage-Backed Securities — Agency (Cost: $231,717,575)			238,521,154

Residential Mortgage-Backed Securities — Non-Agency 2.4%

BCAP LLC Trust(b)(d)(i) CMO Series 2010-RR7 Class 17A7 03/26/36	5.036%	1,769,159	1,405,190
BCAP LLC Trust(b)(i) CMO Series 2010-RR7 Class 8A6 05/26/35	5.500%	2,640,000	2,609,500
Castle Peak Loan Trust(b)(i) CMO Series 2010-NPL1 Class A 12/25/50	7.750%	21,093	21,093
CMO Series 2011-1 Class 22A1 05/25/52	6.250%	3,637,820	3,625,088
CMO Series 2012-1A Class A1 05/25/52	5.000%	12,703,374	12,703,374

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(b)(d)(i) CMO Series 2009-3 Class 4A3 10/25/33	2.440%	6,105,977	3,775,622
CMO Series 2009-4 Class 9A2 03/25/36	3.792%	3,040,248	2,333,010
CMO Series 2010-6 Class 2A2 09/25/35	2.668%	1,143,314	726,403
CMO Series 2010-6 Class 3A2 07/25/36	2.673%	4,920,000	4,562,173
CMO Series 2010-7 Class 3A4 12/25/35	7.002%	2,185,000	2,304,267
Credit Suisse Mortgage Capital Certificates(b)(d)(i) CMO Series 2010-17R Class 1A2 06/26/36	2.568%	2,810,000	1,640,958
CMO Series 2011-4R Class 4A7 08/27/37	4.000%	8,522,738	8,331,513
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(i) 04/25/33	5.500%	3,656,037	3,755,094
JPMorgan Reremic CMO Series 2010-5 Class 1A6(b)(d)(i) 04/26/37	4.500%	1,312,000	1,334,861
PennyMac Loan Trust Series 2011-NPL1 Class A(b)(d)(i) 09/25/51	5.250%	706,843	708,033
RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(b)(d)(i) 06/27/32	4.000%	2,725,264	2,730,238
Wells Fargo Mortgage-Backed Securities Trust(i) CMO Series 2005-14 Class 2A1 12/25/35	5.500%	523,466	513,009
CMO Series 2005-18 Class 2A6 01/25/36	5.500%	2,239,194	2,256,756
CMO Series 2005-9 Class 2A5 10/25/35	5.250%	4,041,331	4,043,404
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $60,960,103)			59,379,586

Commercial Mortgage-Backed Securities — Non-Agency 3.0%

Bear Stearns Commercial Mortgage Securities(d)(i) Series 2005-T18 Class A4 02/13/42	4.933%	1,705,000	1,842,803
Bear Stearns Commercial Mortgage Securities(i) Series 2006-PW14 Class A4 12/11/38	5.201%	5,000,000	5,579,120
CFCRE Commercial Mortgage Trust Series 2011-C2 Class A2(i) 12/15/47	3.061%	4,650,000	4,822,269

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage Pass-Through Certificates Series 2011-THL Class A(b)(i) 06/09/28	3.376%	3,982,843	4,056,020
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(i) 05/15/36	3.819%	514,747	520,282
GS Mortgage Securities Corp. II(c)(i) Series 2005-GG4 Class A4A 07/10/39	4.751%	4,825,000	5,201,615
GS Mortgage Securities Corp. II(d)(i) Series 2006-GG6 Class A4 04/10/38	5.553%	4,898,000	5,411,580
Greenwich Capital Commercial Funding Corp.(d)(i) Series 2004-GG1 Class A7 06/10/36	5.317%	1,395,000	1,478,494
Greenwich Capital Commercial Funding Corp.(i) Series 2003-C2 Class A3 01/05/36	4.533%	180,888	180,794
Series 2007-GG11 Class A1 12/10/49	5.358%	86,116	86,048
Series 2007-GG9 Class A4 03/10/39	5.444%	5,650,000	6,161,890
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(i) Series 2005-LDP4 Class AM 10/15/42	4.999%	1,000,000	1,050,808
JPMorgan Chase Commercial Mortgage Securities Corp.(i) Series 2003-CB6 Class A1 07/12/37	4.393%	199,905	200,881
Series 2007-CB18 Class A4 06/12/47	5.440%	4,000,000	4,439,228
Series 2011-C5 Class A2 08/15/46	3.149%	3,140,000	3,311,430
Series 2012-C6 Class A3 05/15/45	3.507%	4,000,000	4,140,785
Morgan Stanley Capital I, Inc. Series 2005-HQ6 Class A4A(i) 08/13/42	4.989%	4,825,000	5,279,365
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(b)(c)(d)(i) 08/15/45	5.786%	9,600,000	10,698,442
S2 Hospitality LLC Series 2012-LV1 Class A(h)(i) 04/15/25	4.500%	4,650,000	4,650,000
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(d)(i) 08/15/39	5.620%	50,000	53,662
Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4(c)(d)(i) 10/15/44	5.204%	4,825,000	5,319,283
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $69,067,482)			74,484,799

Asset-Backed Securities — Non-Agency 0.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust Series 2009-1 Class A1(b) 10/15/15	2.980%	99,935	99,935
GMAC Mortgage Corp Loan Trust Series 2004-HE5 Class A5 (FGIC)(d) 09/25/34	5.865%	2,000,834	1,501,819
Santander Drive Auto Receivables Trust Series 2010-2 Class A2 08/15/13	0.950%	136,653	136,693
Total Asset-Backed Securities — Non-Agency (Cost: $2,238,327)			1,738,447

Inflation-Indexed Bonds(a) 2.3%

United States 1.4%
U.S. Treasury Inflation-Indexed Bond 02/15/41	2.125%		21,290,438	30,887,763
U.S. Treasury Inflation-Indexed Bond(c) 02/15/42	0.750%		4,060,760	4,330,102
Total				35,217,865
Uruguay 0.9%
Uruguay Government International Bond 04/05/27	4.250%	UYU	226,639,416	11,257,484
06/26/37	3.700%	UYU	108,829,871	4,972,632
Senior Unsecured 12/15/28	4.375%	UYU	123,635,461	6,238,579
Total				22,468,695
Total Inflation-Indexed Bonds (Cost: $50,395,005)				57,686,560

U.S. Treasury Obligations 5.4%

U.S. Treasury 11/15/41	3.125%	41,470,000	45,344,874
U.S. Treasury(c) 12/31/13	0.125%	57,645,000	57,521,178
07/31/16	1.500%	14,000,000	14,541,408
02/15/22	2.000%	9,655,000	10,044,975
U.S. Treasury(c)(l) STRIPS 11/15/13	0.000%	2,250,000	2,241,475
U.S. Treasury(l) STRIPS 05/15/23	0.000%	4,550,000	3,694,787
Total U.S. Treasury Obligations (Cost: $127,432,010)			133,388,697

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Foreign Government Obligations(a) 22.9%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Argentina 0.6%
Argentina Boden Bonds Senior Unsecured 10/03/15	7.000%		2,275,000	1,723,313
Argentina Bonar Bonds Senior Unsecured 04/17/17	7.000%		2,879,000	1,914,535
Argentina Republic Government International Bond Senior Unsecured(d) 12/15/35	4.383%		1,829,000	173,755
Argentine Republic Government International Bond Senior Unsecured 12/31/33	8.280%		10,537,099	6,216,888
Provincia de Buenos Aires(b) Senior Unsecured 10/05/15	11.750%		280,000	201,665
01/26/21	10.875%		2,490,000	1,370,064
Provincia de Cordoba Senior Unsecured(b) 08/17/17	12.375%		3,670,000	2,458,900
Total				14,059,120
Australia 0.5%
Treasury Corp. of Victoria Local Government Guaranteed 11/15/16	5.750%	AUD	4,600,000	4,937,682
06/15/20	6.000%	AUD	5,680,000	6,335,376
Total				11,273,058
Brazil 1.6%
Banco Nacional de Desenvolvimento Economico e Social(b) 07/12/20	5.500%		850,000	941,375
Brazil Notas do Tesouro Nacional 01/01/13	10.000%	BRL	4,280,000	2,232,219
01/01/17	10.000%	BRL	440,000	229,484
Brazilian Government International Bond 01/20/34	8.250%		6,260,000	9,530,850
08/17/40	11.000%		2,700,000	3,483,000
Senior Unsecured 01/05/22	12.500%	BRL	10,275,000	6,852,208
Morgan Stanley Senior Unsecured 10/22/20	11.500%	BRL	6,285,000	3,240,036
Morgan Stanley(b) Senior Unsecured 05/03/17	10.090%	BRL	400,000	204,775
Petrobras International Finance Co. 03/15/19	7.875%		7,880,000	9,530,655
01/27/21	5.375%		2,200,000	2,354,827

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Petrobras International Finance Co.(c) 01/20/40	6.875%		1,400,000	1,634,564
Total				40,233,993
Canada 0.8%
Canadian Government Bond 06/01/19	3.750%	CAD	14,000,000	15,579,532
06/01/23	8.000%	CAD	2,100,000	3,273,528
Total				18,853,060
Chile —%
Empresa Nacional del Petroleo Senior Unsecured(b)(c) 07/08/19	6.250%		600,000	675,226
Colombia 1.0%
Bogota Distrito Capital Senior Unsecured(b) 07/26/28	9.750%	COP	200,000,000	148,197
Colombia Government International Bond Senior Unsecured 01/18/41	6.125%		4,200,000	5,204,585
Colombia Government International Bond(c) Senior Unsecured 05/21/24	8.125%		1,890,000	2,664,900
Corp. Andina de Fomento Senior Unsecured(c) 06/04/19	8.125%		900,000	1,139,741
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		3,855,000	4,760,925
Empresa de Energia de Bogota SA Senior Unsecured(b)(c) 11/10/21	6.125%		2,725,000	2,825,793
Empresas Publicas de Medellin ESP(b) Senior Unsecured 07/29/19	7.625%		100,000	119,000
02/01/21	8.375%	COP	11,190,000,000	6,519,950
Republic of Colombia Senior Unsecured 06/28/27	9.850%	COP	300,000,000	232,796
Transportadora de Gas Internacional SA ESP Senior Unsecured(b)(c) 03/20/22	5.700%		1,100,000	1,122,867
Total				24,738,754
Dominican Republic 0.3%
Dominican Republic International Bond(b) Senior Unsecured 05/06/21	7.500%		4,325,000	4,520,236
04/20/27	8.625%		2,900,000	3,098,650
Total				7,618,886

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
El Salvador 0.1%
El Salvador Government International Bond(b) Senior Unsecured 04/10/32	8.250%		400,000	438,000
06/15/35	7.650%		490,000	503,475
02/01/41	7.625%		1,500,000	1,537,500
Total				2,478,975
Finland 0.1%
Finland Government Bond Senior Unsecured 07/04/15	4.250%	EUR	2,720,000	3,764,386
France 1.2%
France Government Bond OAT 04/25/13	4.000%	EUR	5,300,000	6,778,040
04/25/17	3.750%	EUR	4,000,000	5,529,630
10/25/18	4.250%	EUR	2,600,000	3,716,104
04/25/29	5.500%	EUR	5,920,000	9,710,090
French Treasury Note 07/12/15	2.000%	EUR	2,770,000	3,564,166
Total				29,298,030
Germany 1.3%
Bundesrepublik Deutschland 06/20/16	6.000%	EUR	12,600,000	19,154,622
07/04/17	4.250%	EUR	1,850,000	2,731,766
01/04/18	4.000%	EUR	1,180,000	1,742,199
01/04/19	3.750%	EUR	3,500,000	5,188,533
07/04/21	3.250%	EUR	980,000	1,443,460
07/04/34	4.750%	EUR	55,000	103,385
KFW 01/20/14	1.350%	JPY	63,000,000	819,421
Total				31,183,386
Indonesia 1.7%
Indonesia Government International Bond(b) Senior Unsecured 05/04/14	10.375%		6,180,000	7,037,475
04/20/15	7.250%		1,300,000	1,446,250
Indonesia Government International Bond(b)(c) Senior Unsecured 03/13/20	5.875%		11,125,000	12,404,375
Indonesia Treasury Bond Senior Unsecured 09/15/19	11.500%	IDR	22,600,000,000	3,105,586
11/15/20	11.000%	IDR	2,000,000,000	274,562
06/15/21	12.800%	IDR	17,200,000,000	2,603,837
07/15/22	10.250%	IDR	2,900,000,000	387,134
09/15/25	11.000%	IDR	53,500,000,000	7,644,609

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Majapahit Holding BV(b) 06/28/17	7.250%		562,000	624,247
01/20/20	7.750%		1,100,000	1,251,843
06/29/37	7.875%		2,780,000	3,162,250
PT Perusahaan Listrik Negara Senior Unsecured(b)(c) 11/22/21	5.500%		500,000	492,750
Perusahaan Penerbit SBSN Senior Unsecured(b) 04/23/14	8.800%		700,000	777,000
Total				41,211,918
Japan 0.6%
Japan Government 10-Year Bond Senior Unsecured 09/20/18	1.500%	JPY	330,000,000	4,500,499
Japan Government 20-Year Bond Senior Unsecured 09/20/26	2.200%	JPY	710,000,000	10,139,264
Total				14,639,763
Kazakhstan 0.4%
KazMunayGas National Co.(b) Senior Unsecured 01/23/15	11.750%		400,000	469,000
07/02/18	9.125%		5,980,000	7,176,000
05/05/20	7.000%		400,000	438,299
04/09/21	6.375%		2,500,000	2,650,000
Total				10,733,299
Latvia —%
Republic of Latvia Senior Unsecured(b)(c) 06/16/21	5.250%		1,250,000	1,207,346
Lithuania 0.3%
Lithuania Government International Bond(b) Senior Unsecured 03/09/21	6.125%		1,550,000	1,628,691
Lithuania Government International Bond(b)(c) Senior Unsecured 09/14/17	5.125%		2,150,000	2,216,438
02/01/22	6.625%		2,550,000	2,755,354
Total				6,600,483
Mexico 2.2%
Mexican Bonos 12/20/12	9.000%	MXN	5,300,000	3,778,064
12/17/15	8.000%	MXN	1,485,000	1,137,160
06/16/16	6.250%	MXN	4,100,000	2,982,567
12/15/16	7.250%	MXN	659,000	498,434
12/14/17	7.750%	MXN	950,000	741,059

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
12/13/18	8.500%	MXN	5,586,000	4,559,541
06/09/22	6.500%	MXN	7,200,000	5,148,305
06/03/27	7.500%	MXN	6,769,000	5,056,632
Mexico Government International Bond Senior Unsecured(c) 01/11/40	6.050%		3,350,000	4,078,625
Pemex Finance Ltd. Senior Unsecured 11/15/18	9.150%		2,485,000	3,016,494
Senior Unsecured (NPFGC) 08/15/17	10.610%		1,650,000	1,999,235
Pemex Project Funding Master Trust 03/01/18	5.750%		9,870,000	11,029,725
01/21/21	5.500%		3,750,000	4,125,000
06/15/35	6.625%		870,000	989,625
Pemex Project Funding Master Trust(c) 06/15/38	6.625%		450,000	511,875
Petroleos Mexicanos 05/03/19	8.000%		600,000	747,000
Petroleos Mexicanos(b) 06/02/41	6.500%		500,000	561,250
Petroleos Mexicanos(c) 06/02/41	6.500%		2,000,000	2,245,000
Total				53,205,591
Netherlands 0.3%
Netherlands Government Bond 07/15/16	4.000%	EUR	5,135,000	7,204,063
New Zealand 0.2%
New Zealand Government Bond Senior Unsecured 05/15/21	6.000%	NZD	6,150,000	5,592,064
Norway 0.7%
Norway Government Bond 05/15/13	6.500%	NOK	655,000	111,964
05/19/17	4.250%	NOK	87,185,000	16,144,474
Total				16,256,438
Peru 0.5%
Corp. Financiera de Desarrollo SA Senior Unsecured(b) 02/08/22	4.750%		2,900,000	3,004,704
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(b)(c)(l) 05/31/18	0.000%		2,231,522	1,919,109
Peruvian Government International Bond Senior Unsecured 11/21/33	8.750%		4,508,000	7,122,640

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peruvian Government International Bond(b) Senior Unsecured 08/12/20	7.840%	PEN	3,100,000	1,335,261
Total				13,381,714
Philippines 0.5%
Philippine Government International Bond Senior Unsecured 01/15/19	9.875%		70,000	97,650
01/14/31	7.750%		200,000	275,000
01/14/36	6.250%	PHP	112,000,000	2,683,057
Philippine Government International Bond(c) Senior Unsecured 01/15/21	4.000%		3,489,000	3,659,089
03/30/26	5.500%		3,825,000	4,398,750
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b) 12/02/24	7.390%		1,390,000	1,743,315
Total				12,856,861
Poland 0.8%
Poland Government Bond 10/24/15	6.250%	PLN	24,300,000	7,140,408
10/25/17	5.250%	PLN	3,655,000	1,038,131
10/25/19	5.500%	PLN	22,000,000	6,290,855
Poland Government International Bond Senior Unsecured 03/23/22	5.000%		2,950,000	3,085,700
Poland Government International Bond(c) Senior Unsecured 07/15/19	6.375%		1,470,000	1,685,516
04/21/21	5.125%		1,000,000	1,050,000
Total				20,290,610
Qatar 0.2%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%		3,260,000	3,537,100
Qatar Government International Bond Senior Unsecured(b) 01/20/22	4.500%		1,000,000	1,073,500
Total				4,610,600
Republic of Namibia 0.1%
Namibia International Bonds Senior Unsecured(b) 11/03/21	5.500%		1,700,000	1,742,500
Republic of the Congo —%
Republic of Congo Senior Unsecured(d) 06/30/29	3.000%		475,000	351,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Romania 0.1%
Romanian Government International Bond Senior Unsecured(b) 02/07/22	6.750%		2,300,000	2,301,507
Russian Federation 2.0%
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		4,535,000	5,318,467
08/16/37	7.288%		300,000	333,450
Gazprom OAO Via Gaz Capital SA(b)(c) Senior Unsecured 11/22/16	6.212%		400,000	430,600
01/23/21	5.999%		4,000,000	4,178,000
03/07/22	6.510%		4,535,000	4,896,848
Russian Foreign Bond — Eurobond Senior Unsecured 03/31/30	7.500%		17,879,050	21,030,233
Russian Foreign Bond — Eurobond(b) Senior Unsecured 04/29/20	5.000%		1,200,000	1,279,500
Russian Foreign Bond — Eurobond(b)(c) Senior Unsecured 03/31/30	7.500%		2,322,425	2,731,752
Sberbank of Russia Via SB Capital SA Senior Unsecured(b)(c) 02/07/22	6.125%		3,200,000	3,268,393
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)(c) 11/22/25	6.800%		5,810,000	6,085,975
Total				49,553,218
South Africa 0.1%
South Africa Government International Bond Senior Unsecured(c) 01/17/24	4.665%		1,800,000	1,842,300
South Korea 0.2%
Export-Import Bank of Korea Senior Unsecured 04/11/22	5.000%		3,900,000	4,237,916
Sweden 0.7%
Sweden Government Bond(c) 08/12/17	3.750%	SEK	108,600,000	17,012,430
Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)(c) 08/14/19	9.750%		2,740,000	3,342,647

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Turkey 1.1%
Turkey Government International Bond 01/14/41	6.000%		2,200,000	2,145,220
Senior Unsecured 09/26/16	7.000%		1,235,000	1,369,306
11/07/19	7.500%		1,300,000	1,519,375
06/05/20	7.000%		850,000	966,875
03/30/21	5.625%		7,250,000	7,576,250
09/26/22	6.250%		550,000	588,500
02/05/25	7.375%		8,680,000	10,142,580
03/17/36	6.875%		230,000	253,000
05/30/40	6.750%		1,500,000	1,620,000
Total				26,181,106
Ukraine 0.2%
City of Kyiv Via Kyiv Finance PLC Senior Unsecured(b) 07/11/16	9.375%		1,300,000	1,090,181
National JSC Naftogaz of Ukraine Government Guaranteed 09/30/14	9.500%		4,125,000	3,918,119
Ukraine Government International Bond Senior Unsecured(b) 06/26/12	6.385%		250,000	250,128
Total				5,258,428
United Arab Emirates 0.2%
Abu Dhabi National Energy Co. Senior Unsecured(b)(c) 12/13/21	5.875%		1,300,000	1,401,579
Dolphin Energy Ltd. Senior Secured(b) 12/15/21	5.500%		3,050,000	3,368,430
Total				4,770,009
United Kingdom 0.8%
United Kingdom Gilt 03/07/19	4.500%	GBP	800,000	1,517,628
09/07/19	3.750%	GBP	3,200,000	5,846,056
09/07/21	3.750%	GBP	1,500,000	2,762,832
03/07/25	5.000%	GBP	4,510,000	9,369,765
Total				19,496,281
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured 03/21/36	7.625%		725,000	989,625
Senior Unsecured PIK 01/15/33	7.875%		1,940,000	2,677,200
Total				3,666,825

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venezuela 1.3%
Petroleos de Venezuela SA 04/12/17	5.250%	11,540,000	7,847,200
11/02/17	8.500%	8,835,000	6,979,650
Senior Unsecured 10/28/15	5.000%	799,500	619,612
Petroleos de Venezuela SA(c) 02/17/22	12.750%	1,600,000	1,444,000
Venezuela Government International Bond Senior Unsecured 08/23/22	12.750%	3,006,000	2,818,125
05/07/23	9.000%	15,124,000	11,343,000
Venezuela Government International Bond(c) Senior Unsecured 02/26/16	5.750%	2,050,000	1,752,750
Total			32,804,337
Total Foreign Government Obligations (Cost: $533,329,528)			564,529,103

Municipal Bonds 0.1%

Cabazon Band Mission Indians Revenue Bonds Series 2004(b)(f)(m)(n) 06/01/12	13.000%	2,820,000	1,692,000
Total Municipal Bonds (Cost: $2,820,000)			1,692,000

Senior Loans 4.0%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense —%
Huntington Ingalls Industries, Inc. Term Loan(d)(o) 03/30/16	2.750%	190,000	188,100
TASC, Inc. Tranche B Term Loan(d)(o) 12/18/15	4.500%	312	305
Total			188,405
Airlines 0.1%
U.S. Airways Group, Inc. Term Loan(d)(o) 03/21/14	2.740%	899,306	851,345
United Air Lines, Inc. Tranche B Term Loan(d)(o) 02/01/14	2.250%	658,167	636,119
Total			1,487,464

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive 0.1%
Allison Transmission, Inc. Tranche B1 Term Loan(d)(o) 08/07/14	2.740%	1,077,922	1,057,042
Chrysler Group LLC Tranche B Term Loan(d)(o) 05/24/17	6.000%	821,812	818,731
Federal-Mogul Corp.(d)(o) Tranche B Term Loan 12/29/14	2.178%	429,802	404,014
Tranche C Term Loan 12/28/15	2.178%	219,287	206,129
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(d)(o) 04/30/19	4.750%	625,000	604,688
Schaeffler AG Tranche C2 Term Loan(d)(o) 01/27/17	6.000%	675,000	671,625
Total			3,762,229
Brokerage —%
Nuveen Investments, Inc.(d)(o) 1st Lien Term Loan 05/13/17	7.250%	250,000	249,375
2nd Lien Term Loan 02/28/19	8.250%	425,000	427,524
Total			676,899
Building Materials 0.1%
CPG International I, Inc. Term Loan(d)(o) 02/18/17	6.000%	641,875	617,805
Custom Building Products, Inc. Term Loan(d)(o) 03/19/15	5.750%	69,153	68,317
Goodman Global, Inc.(d)(o) 1st Lien Term Loan 10/28/16	5.750%	93,083	92,734
2nd Lien Term Loan 10/30/17	9.000%	63,636	64,177
Potters Holdings II LP(d)(o) Tranche B 1st Lien Term Loan 05/06/17	6.000%	496,250	491,288
Tranche B 2nd Lien Term Loan 11/06/17	10.250%	125,000	124,896
Roofing Supply Group LLC Term Loan(d)(h)(o) 05/31/19	6.500%	400,000	399,000
Total			1,858,217

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals 0.2%
AZ Chem U.S., Inc. Term Loan(d)(o) 12/22/17	7.250%	160,682	161,016
Cristal Inorganic Chemicals U.S., Inc. 2nd Lien Term Loan(d)(o) 11/15/14	6.220%	125,000	124,375
Emerald Performance Materials LLC 1st Lien Term Loan(d)(o) 05/18/18	7.750%	225,000	222,750
Houghton International, Inc. Tranche B1 Term Loan(d)(o) 01/29/16	6.750%	253,945	254,262
Ineos U.S. Finance LLC Term Loan(d)(o) 05/04/18	6.500%	475,000	465,243
Momentive Performance Materials Tranche B3 Term Loan(d)(o) 05/05/15	3.750%	175,000	167,017
Momentive Specialty Chemicals, Inc.(d)(o) Tranche C1B Term Loan 05/05/15	4.000%	125,346	121,116
Tranche C2B Term Loan 05/05/15	4.250%	56,648	54,736
Tranche C5B Term Loan 05/05/15	4.250%	95,250	90,249
Nexeo Solutions LLC Term Loan(d)(o) 09/08/17	5.000%	174,559	169,977
Norit Holding BV Term Loan(d)(o) 07/10/17	6.750%	223,875	223,035
Omnova Solutions, Inc. Term Loan(d)(o) 05/31/17	5.750%	641,855	639,050
PQ Corp. 1st Lien Term Loan(d)(o) 07/30/14	3.989%	636,207	610,142
Trinseo Materials Operating SCA(d)(h)(o) Term Loan 08/02/17	6.027%	325,000	289,900
Trinseo Materials Operating SCA(d)(o) Term Loan 08/02/17	6.027%	444,375	396,383
Tronox Pigments B.V.(d)(o) Term Loan 02/08/18	4.250%	235,714	231,589
Tronox Pigments B.V.(d)(o)(p) Delayed Draw Term Loan 02/08/18	1.000%	64,286	63,161

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Univar, Inc. Tranche B Term Loan(d)(o) 06/30/17	5.000%	962,812	935,613
Total			5,219,614
Construction Machinery 0.1%
Douglas Dynamics LLC Term Loan(d)(o) 04/18/18	5.750%	659,895	648,895
Manitowoc Co., Inc. (The) Tranche B Term Loan(d)(o) 11/13/17	4.250%	475,000	472,824
NACCO Materials Handling Group, Inc. Term Loan(d)(o) 03/21/13	1.989%	246,590	245,049
Terex Corp. Term Loan(d)(o) 04/28/17	5.500%	547,250	546,911
Total			1,913,679
Consumer Cyclical Services 0.1%
Instant Web, Inc.(d)(o) Delayed Draw Term Loan 08/07/14	3.614%	25,223	21,944
Term Loan 08/07/14	3.614%	241,966	210,510
Live Nation Entertainment, Inc. Tranche B Term Loan(d)(o) 11/07/16	4.500%	517,085	514,826
Sabre, Inc. Term Loan(d)(o) 09/30/17	5.989%	641,559	603,065
Total			1,350,345
Consumer Products 0.2%
Affinion Group, Inc. Tranche B Term Loan(d)(o) 10/09/16	5.000%	641,733	593,205
Amscan Holdings, Inc. Term Loan(d)(o) 12/02/17	6.750%	911,804	911,804
Fender Musical Instruments Corp.(d)(o) Delayed Draw Term Loan 06/09/14	2.490%	153,663	149,534
Term Loan 06/09/14	2.490%	304,124	295,952
Jarden Corp. Tranche B Term Loan(d)(o) 03/31/18	3.239%	322,498	321,047

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
NBTY, Inc. Tranche B1 Term Loan(d)(o) 10/02/17	4.250%	796,821	789,355
Visant Corp. Tranche B Term Loan(d)(o) 12/22/16	5.250%	919,808	887,044
Total			3,947,941
Diversified Manufacturing 0.1%
Acosta, Inc. Tranche B Term Loan(d)(o) 03/01/18	4.750%	611,572	603,316
Colfax Corp. Tranche B Term Loan(d)(o) 01/11/19	4.500%	274,313	273,624
Generac Power System, Inc. Term Loan(d)(o) 05/30/18	6.250%	800,000	791,000
IMG Worldwide, Inc. Tranche B Term Loan(d)(o) 06/16/16	5.500%	744,375	738,792
Tomkins LLC/Inc. Tranche B1 Term Loan(d)(o) 09/29/16	4.250%	732,198	728,230
Total			3,134,962
Electric 0.1%
Calpine Corp.(d)(o) Term Loan 04/01/18	4.500%	248,125	243,927
04/01/18	4.500%	644,679	633,771
Equipower Resources Holdings LLC Tranche B Term Loan(d)(o) 01/26/18	5.750%	72,455	71,006
FREIF North American Power I LLC(d)(o) Tranche B Term Loan 03/29/19	6.000%	216,049	214,969
Tranche C Term Loan 03/29/19	6.000%	33,951	33,781
GenOn Energy/Americas, Inc. Term Loan(d)(o) 12/04/17	6.000%	921,044	902,623
NRG Energy, Inc. Term Loan(d)(o) 07/01/18	4.000%	645,125	637,932
TPF Generation Holdings LLC 1st Lien Synthetic Letter of Credit(d)(o) 12/15/13	2.470%	84,723	84,194

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Texas Competitive Electric Holdings Co. LLC Term Loan(d)(o) 10/10/14	3.739%	1,345,945	820,191
Total			3,642,394
Entertainment 0.1%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(d)(o) 04/22/16	7.500%	844,476	837,923
Alpha Topco Ltd. Tranche B Term Loan(d)(o) 04/28/17	5.750%	1,000,000	997,290
Six Flags Theme Parks, Inc. Tranche B Term Loan(d)(o) 12/20/18	4.250%	275,000	272,055
Total			2,107,268
Environmental 0.1%
EnviroSolutions Real Property Holdings, Inc. 2nd Lien Term Loan(d)(o) 07/29/14	8.000%	1,386,588	1,369,256
Synagro Technologies, Inc. 1st Lien Term Loan(d)(o) 04/02/14	2.240%	175,785	153,372
WCA Waste Corp. Term Loan(d)(o) 03/23/18	5.500%	200,000	199,000
Total			1,721,628
Food and Beverage 0.2%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(d)(o) 12/18/17	5.250%	172,812	170,509
Del Monte Foods Co. Term Loan(d)(o) 03/08/18	4.500%	794,000	773,817
Dole Food Co., Inc. Tranche B2 Term Loan(d)(o) 07/08/18	5.040%	304,933	303,661
Earthbound Holdings III LLC Term Loan(d)(o) 12/21/16	5.750%	839,375	834,482
JBS U.S.A. LLC Term Loan(d)(o) 05/25/18	4.250%	173,687	171,082
Michael Foods Group, Inc. Tranche B Term Loan(d)(o) 02/25/18	4.250%	345	343

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pierre Foods, Inc. 1st Lien Term Loan(d)(o) 09/30/16	7.000%	862,554	863,417
Solvest Ltd. Tranche C2 Term Loan(d)(o) 07/08/18	5.026%	545,670	543,395
U.S. Foodservice, Inc. Term Loan(d)(o) 07/03/14	2.740%	740,285	714,841
WM. Bolthouse Farms, Inc.(d)(o) 1st Lien Term Loan 02/11/16	5.507%	516,674	517,190
2nd Lien Term Loan 08/11/16	9.500%	200,000	200,300
Windsor Quality Food Co., Ltd. Tranche B Term Loan(d)(f)(o) 02/16/17	5.000%	717,750	698,012
Total			5,791,049
Gaming 0.1%
Affinity Gaming LLC Term Loan(d)(o) 11/09/17	5.500%	225,000	226,575
Caesars Entertainment Operating Co., Inc. Tranche B2 Term Loan(d)(o) 01/28/15	3.239%	800,000	730,000
Caesars Octavius LLC Tranche B Term Loan(d)(o) 04/25/17	9.250%	725,000	721,375
Cannery Casino Resorts LLC 2nd Lien Term Loan(d)(o) 05/18/14	4.489%	25,000	23,250
Golden Nugget, Inc. 2nd Lien Term Loan(d)(o) 12/31/14	3.490%	50,000	43,750
Las Vegas Sands LLC(d)(o) Tranche B Term Loan 11/23/16	2.850%	219,295	212,324
Tranche I Delayed Draw Term Loan 11/23/16	2.850%	27,564	26,688
Pinnacle Entertainment, Inc. Tranche A Term Loan(d)(o) 03/19/19	4.000%	600,000	594,750
ROC Finance LLC Tranche B Term Loan(d)(o) 08/19/17	8.500%	175,000	176,094
SLS Las Vegas Term Loan(d)(o) 05/02/17	13.000%	300,000	295,500

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Twin River Worldwide Holdings, Inc. Term Loan(d)(o) 11/05/15	8.500%	391,375	391,621
Total			3,441,927
Gas Distributors —%
Energy Transfer Equity LP Term Loan(d)(o) 03/23/17	3.750%	200,000	194,166
Health Care 0.3%
Alere, Inc. Tranche B Term Loan(d)(o) 06/30/17	4.750%	199,000	195,943
Ardent Medical Services, Inc. Term Loan(d)(o) 09/15/15	6.500%	193,847	191,585
Bausch & Lomb, Inc.(d)(o) Term Loan 05/17/19	5.250%	425,000	417,333
Bausch & Lomb, Inc.(d)(o)(p) Delayed Draw Term Loan 09/30/15	1.000%	225,000	221,625
Community Health Systems, Inc.(d)(o) Term Loan 07/25/14	2.573%	730,113	715,628
01/25/17	3.967%	1,049,791	1,025,813
ConvaTec, Inc. Term Loan(d)(o) 12/22/16	5.750%	653,402	648,338
DaVita, Inc. Tranche B Term Loan(d)(o) 10/20/16	4.500%	666,563	662,250
Health Management Associates, Inc. Tranche B Term Loan(d)(o) 11/16/18	4.500%	249,375	245,517
IASIS Healthcare LLC Tranche B Term Loan(d)(h)(o) 05/03/18	5.000%	299,244	294,475
Inventiv Health, Inc. Term Loan(d)(o) 08/04/16	6.500%	543,881	509,209
Onex Carestream Finance LP Term Loan(d)(o) 02/25/17	5.000%	692,829	667,042
Quintiles Transnational Corp. Tranche B Term Loan(d)(o) 06/08/18	5.000%	967,688	952,872

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
RPI Finance Trust Term Loan(d)(o) 05/09/18	4.000%	900,000	894,375
Select Medical Corp. Tranche B Term Loan(d)(o) 06/01/18	5.500%	272,938	262,929
Total			7,904,934
Integrated Energy —%
Gibson Energy ULC Tranche B Term Loan(d)(o) 06/15/18	4.750%	242,647	241,131
Life Insurance —%
CNO Financial Group, Inc. Tranche B1 Term Loan(d)(o) 09/30/16	6.250%	458,764	456,470
Media Cable 0.1%
Cequel Communications LLC Term Loan(d)(o) 02/14/19	4.000%	450,000	438,300
MCC Iowa LLC Tranche F Term Loan(d)(o) 10/23/17	4.500%	691,206	685,593
Mediacom Illinois LLC Tranche E Term Loan(d)(o) 10/23/17	4.500%	913,379	906,986
San Juan Cable LLC Tranche B 1st Lien Term Loan(d)(o) 06/09/17	6.000%	148,875	144,875
WideOpenWest Finance LLC(d)(o) 1st Lien Term Loan 06/30/14	2.740%	545,704	540,590
Tranche A Term Loan 06/30/14	6.739%	122,052	121,198
Total			2,837,542
Media Non-Cable 0.5%
AMC Networks, Inc. Tranche B Term Loan(d)(o) 12/31/18	4.000%	198,500	196,640
Cengage Learning Acquisitions, Inc. Term Loan(d)(o) 07/03/14	2.490%	537,475	485,373
Clear Channel Communications, Inc. Tranche B Term Loan(d)(o) 01/29/16	3.889%	1,360,974	1,058,538

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cumulus Media Holdings, Inc.(d)(o) 1st Lien Term Loan 09/17/18	5.750%	548,340	544,057
2nd Lien Term Loan 03/18/19	7.500%	725,000	726,087
Emmis Operating Co. Tranche B Term Loan(d)(o) 11/01/13	4.473%	582,480	560,276
Encompass Digital Media, Inc. Tranche B Term Loan(d)(o) 08/10/17	8.000%	1,000,000	990,000
GateHouse Media Operating, Inc. Term Loan(d)(o) 08/28/14	2.490%	689,244	214,527
Granite Broadcasting Tranche B Term Loan(d)(f)(h)(o) 05/23/18	8.500%	525,000	517,125
Gray Television, Inc Tranche B Term Loan(d)(o) 12/31/14	3.740%	913,080	903,949
Hubbard Radio LLC lst Lien Term Loan(d)(o) 04/28/17	5.250%	325,044	322,193
Intelsat Jackson Holdings SA(d)(o) Term Loan 02/01/14	2.740%	500,000	480,625
02/01/14	3.239%	125,000	121,875
Tranche B Term Loan 04/02/18	5.250%	497,487	493,030
LIN Television Corp. Tranche B Term Loan(d)(o) 12/21/18	5.000%	174,562	174,636
MediaNews Group, Inc. Term Loan(d)(o) 03/19/14	8.500%	25,391	24,328
Newsday LLC Term Loan(d)(o) 08/01/13	6.717%	25,000	25,021
NextMedia Operating, Inc. Term Loan(d)(o) 05/27/16	8.250%	944,070	912,605
Penton Media, Inc. 1st Lien Term Loan(d)(o) 08/01/14	5.000%	486,541	365,601
Postmedia Network, Inc. Tranche C Term Loan(d)(o) 07/13/16	6.250%	498,751	491,893
Radio One, Inc. Term Loan(d)(o) 03/31/16	7.500%	738,614	723,384
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Revolution Studios Distribution Co. LLC Tranche B Term Loan(d)(f)(o) 12/21/14	3.990%	232,759	193,190
Sinclair Television Group, Inc. Tranche B Term Loan(d)(o) 10/28/16	4.000%	494,731	490,313
Tribune Co.(d)(n)(o) Tranche B Term Loan 06/04/14	5.250%	98,750	63,761
Tranche X Term Loan 09/29/14	5.000%	17,067	10,863
Univision Communications, Inc. 1st Lien Term Loan(d)(o) 03/31/17	4.489%	1,189,452	1,089,990
Total			12,179,880
Metals —%
Novelis, Inc. Tranche B2 Term Loan(d)(o) 03/10/17	4.000%	447,750	438,235
Non-Captive Diversified —%
iStar Financial, Inc. Tranche A2 Term Loan(d)(o) 06/30/14	7.000%	675,000	673,312
Oil Field Services —%
Frac Tech Services Term Loan(d)(o) 05/06/16	6.250%	802,683	710,375
Other Financial Institutions 0.1%
Alix Partners(d)(h)(o) 06/13/19	6.500%	350,000	344,750
Harland Clarke Holdings Corp. Tranche B Term Loan(d)(o) 06/30/14	2.773%	563,414	512,239
Springleaf Financial Funding Co. Term Loan(d)(o) 05/10/17	5.500%	800,000	737,664
Total			1,594,653
Other Industry 0.1%
ATI Acquisition Co. Tranche B Term Loan(d)(f)(n)(o) 12/30/14	12.250%	87,169	4,359
On Assignment, Inc. Tranche B Term Loan(d)(h)(o) 05/15/19	5.000%	275,000	271,906

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(d)(o) 04/01/18	5.000%	798,000	793,212
Sensus U.S.A., Inc. 2nd Lien Term Loan(d)(o) 05/09/18	8.500%	725,000	717,750
Total			1,787,227
Other Utility —%
BRSP LLC Term Loan(d)(o) 06/24/14	7.500%	309,432	309,689
Packaging 0.1%
Berry Plastics Holding Corp. Tranche C Term Loan(d)(o) 04/03/15	2.240%	857,603	823,702
Reynolds Group Holdings, Inc.(d)(o) Tranche B Term Loan 02/09/18	6.500%	514,144	514,360
Tranche C Term Loan 08/09/18	6.500%	442,932	444,111
Total			1,782,173
Paper —%
NewPage Corp. Debtor In Possession Term Loan(d)(o)(q) 03/08/13	8.000%	325,000	327,574
Pharmaceuticals 0.1%
Endo Health Solutions, Inc.(d)(o) Tranche A Term Loan 06/17/16	2.250%	242,969	240,712
Tranche B Term Loan 06/17/18	4.000%	83,304	82,946
Grifols, Inc. Tranche B Term Loan(d)(o) 06/01/17	4.500%	622,604	613,913
Pharmaceutical Product Development, Inc. Term Loan(d)(o) 12/05/18	6.250%	174,562	174,594
Valeant Pharmaceuticals International, Inc. Tranche B Term Loan(d)(o) 02/13/19	3.750%	225,000	219,881
Total			1,332,046
Property & Casualty 0.1%
Asurion LLC 2nd Lien Term Loan(d)(o) 05/24/19	9.000%	1,000,000	1,004,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
HUB International Ltd. Term Loan(d)(h)(o) 06/13/17	4.970%	250,000	248,750
Total			1,253,130
Railroads —%
RailAmerica, Inc. Term Loan(d)(o) 03/01/19	4.000%	325,000	323,512
REITs —%
CB Richard Ellis Services, Inc. Tranche C Term Loan(d)(o) 03/04/18	3.489%	272,937	268,434
Retailers 0.5%
Academy Ltd. Term Loan(d)(o) 08/03/18	6.000%	799,125	799,125
BJ's Wholesale Club, Inc. 1st Lien Term Loan(d)(o) 09/28/18	5.250%	797,060	795,234
Bass Pro Group LLC Term Loan(d)(o) 06/13/17	5.250%	631,339	629,237
Claire's Stores, Inc. Tranche B Term Loan(d)(o) 05/29/14	3.057%	789,034	733,589
David's Bridal, Inc. Term Loan(d)(o) 01/31/14	2.239%	436,679	433,042
General Nutrition Centers, Inc. Tranche B Term Loan(d)(o) 03/02/18	4.250%	850,000	839,834
J. Crew Group, Inc. Term Loan(d)(o) 03/07/18	4.750%	915,750	891,995
Jo-Ann Stores, Inc. Term Loan(d)(o) 03/16/18	4.750%	993,637	982,458
Leslie's Poolmart, Inc. Tranche B Term Loan(d)(o) 11/21/16	4.500%	199,495	197,001
Neiman Marcus Group, Inc. (The) Term Loan(d)(o) 05/16/18	4.750%	1,000,000	980,780
Orchard Supply Hardware LLC Term Loan(d)(o) 12/21/13	5.000%	903,580	679,944

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pantry, Inc. (The)(d)(o) Delayed Draw Term Loan 05/15/14	1.990%	67,449	66,943
Term Loan 05/15/14	1.990%	717,646	712,264
Pep Boys-Manny, Moe & Jack (The) Term Loan(d)(o) 10/27/13	2.470%	555,949	553,630
PetCo Animal Supplies, Inc. Term Loan(d)(o) 11/24/17	4.500%	627,500	618,960
Rite Aid Corp. Tranche 2 Term Loan(d)(o) 06/04/14	1.990%	899,022	876,547
Toys 'R' Us-Delaware, Inc. Term Loan(d)(o) 09/01/16	6.000%	641,834	626,751
Total			11,417,334
Supermarkets —%
Supervalu, Inc. Tranche B2 Term Loan(d)(o) 10/05/15	3.489%	888,756	875,318
Technology 0.3%
Aeroflex, Inc. Tranche B Term Loan(d)(o) 05/09/18	5.750%	203,703	197,592
Commscope, Inc. Tranche 1 Term Loan(d)(o) 01/14/18	4.250%	571,868	567,934
Edwards (Cayman Islands II) Ltd.(d)(o) 1st Lien Term Loan 05/31/16	5.500%	389,012	384,881
05/31/16	5.500%	215,578	213,288
First Data Corp.(d)(o) Term Loan 03/23/18	4.239%	848,315	766,359
Tranche B1 Term Loan 09/24/14	2.989%	90,278	85,361
Freescale Semiconductor, Inc. Tranche B1 Term Loan(d)(o) 12/01/16	4.489%	922,198	864,173
Greeneden U.S. Holdings II LLC Term Loan(d)(o) 01/31/19	6.750%	550,000	549,312
Interactive Data Corp. Tranche B Term Loan(d)(o) 02/11/18	4.500%	862,249	847,159

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Kasima LLC Term Loan(d)(o) 03/31/17	5.000%	272,250	272,250
Microsemi Corp. Term Loan(d)(o) 02/02/18	4.000%	820,906	800,383
NDS Finance Ltd. Tranche B Term Loan(d)(o) 03/12/18	3.750%	123,750	122,745
Novell, Inc. 1st Lien Term Loan(d)(o) 11/22/17	7.250%	492,000	481,894
Openlink International, Inc. Term Loan(d)(o) 10/30/17	7.752%	149,625	149,999
Rovi Solutions Corp./Guides, Inc.(d)(o) Tranche A1 Term Loan 02/07/16	2.740%	95,000	94,763
Tranche B2 Term Loan 03/29/19	4.000%	249,250	247,174
Sensata Technology BV/Finance Co. LLC Term Loan(d)(o) 05/12/18	4.000%	322,562	317,253
SunGard Data Systems, Inc. Tranche B Term Loan(d)(o) 02/28/16	3.930%	401,514	396,748
Syniverse Holdings, Inc.(d)(h)(o) Term Loan 04/23/19	5.000%	450,000	443,533
Syniverse Holdings, Inc.(d)(o) Term Loan 04/23/19	5.000%	350,000	344,971
Trans Union LLC Term Loan(d)(o) 02/10/18	5.500%	198,000	198,842
Verint Systems, Inc. Term Loan(d)(o) 10/27/17	4.500%	198,000	195,773
Total			8,542,387
Textile —%
Levi Strauss & Co. Term Loan(d)(o) 03/27/14	2.489%	600,000	585,750
Springs Window Fashions LLC Tranche B Term Loan(d)(o) 05/31/17	6.000%	188,215	185,391
Total			771,141

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Transportation Services —%
Avis Budget Car Rental LLC Tranche C Term Loan(d)(o) 03/15/19	4.250%	375,000	371,906
Hertz Corp. (The) Letter of Credit(d)(o) 03/11/18	3.750%	500,000	480,000
Total			851,906
Wireless 0.1%
MetroPCS Wireless, Inc. Tranche B3 Term Loan(d)(o) 03/19/18	4.000%	692,252	672,841
Ntelos, Inc. Tranche B Term Loan(d)(o) 08/07/15	4.000%	305,958	302,745
Telesat Canada Tranche B Term Loan(d)(o) 03/28/19	4.250%	575,000	567,301
Total			1,542,887
Wirelines 0.1%
Alaska Communications Systems Holdings, Inc. Term Loan(d)(o) 10/21/16	5.500%	893,974	777,757
Integra Telecom Holdings, Inc. Term Loan(d)(o) 04/15/15	9.250%	196,500	190,318
Level 3 Financing, Inc. Tranche B Term Loan(d)(o) 09/01/18	5.750%	350,000	346,689
Total			1,314,764
Total Senior Loans (Cost: $102,600,985)			100,174,241

Common Stocks —%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY —%
Auto Components —%
Delphi Automotive PLC(r)	1,315	38,174
Hotels, Restaurants & Leisure —%
BLB Management Services , Inc.(r)	5,526	68,108
Buffets Restaurants Holdings, Inc.(r)	1,852	926
Total		69,034

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Media —%
Cumulus Media, Inc. Class A(c)(r)	2,038	5,707
Media News Group(r)	2,495	36,801
Total		42,508
Total Consumer Discretionary		149,716
INFORMATION TECHNOLOGY —%
IT Services —%
Advanstar Communications, Inc.(r)	315	3,191
Total Information Technology		3,191
MATERIALS —%
Chemicals —%
LyondellBasell Industries NV, Class A	3,806	150,185
Metals & Mining —%
Aleris International, Inc.	3,583	173,775
Total Materials		323,960
TELECOMMUNICATION SERVICES —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(r)	478	8,987
Total Telecommunication Services		8,987
Total Common Stocks (Cost: $519,261)		485,854

Warrants —%

ENERGY —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(r)	3,895	237,595
Total Energy		237,595
INFORMATION TECHNOLOGY —%
Communications Equipment —%
CMP Susquehanna Corp.(b)(f)(g)(r)	46,584	466
Total Information Technology		466
Total Warrants (Cost: $158,098)		238,061

Treasury Bill 0.1%

Issuer	Effective Yield	Principal Amount ($)		Value ($)
Treasury 0.1%
Australia Treasury Bills 08/10/12	3.610%	AUD	2,700,000	2,613,579
Total Treasury Bill (Cost: $2,769,945)				2,613,579

Options Purchased Puts —%

Issuer	Contracts	Exercise Price ($)	Expiration Date	Value ($)
U.S. Treasury Note Futures, 10-year	1,450	132	07/20/12	702,344
Total Options Purchased Puts (Cost: $751,782)				702,344

Money Market Funds 7.9%

Issuer	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(s)(t)	194,567,321	194,567,321
Total Money Market Funds (Cost: $194,567,321)		194,567,321

Investments of Cash Collateral Received for Securities on Loan 15.9%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 1.0%
Atlantis One 08/01/12	0.662%	1,993,327	1,993,327
10/11/12	0.541%	3,989,020	3,989,020
Kells Funding LLC 06/04/12	0.501%	7,989,444	7,989,444
10/12/12	0.612%	3,987,597	3,987,597
10/12/12	0.612%	4,984,580	4,984,580
Rheingold Securitization 06/25/12	0.550%	1,999,175	1,999,175
Total			24,943,143
Certificates of Deposit 8.6%
ABM AMRO Bank N.V. 06/21/12	0.400%	9,989,788	9,989,788
Australia and New Zealand Bank Group, Ltd. 08/07/12	0.650%	5,000,000	5,000,000
08/16/12	0.620%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Bank of Nova Scotia 07/26/12	0.319%	8,000,000	8,000,000
Barclays Bank PLC 07/18/12	0.280%	15,000,000	15,000,000
Branch Banking & Trust Corporation 07/12/12	0.420%	3,000,000	3,000,000
Credit Suisse 10/09/12	0.500%	5,000,000	5,000,000
11/08/12	0.399%	10,000,000	10,000,000
DZ Bank AG 07/27/12	0.320%	10,000,000	10,000,000
Deutsche Bank AG 09/14/12	0.750%	8,000,000	8,000,000
11/02/12	0.729%	5,000,000	5,000,000
DnB NOR ASA 09/14/12	0.530%	5,000,000	5,000,000
Hong Kong Shanghai Bank Corp., Ltd. 06/01/12	0.250%	12,000,000	12,000,000
06/25/12	0.240%	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. 08/06/12	0.410%	4,000,098	4,000,098
Mizuho Corporate Bank Ltd. 06/01/12	0.370%	20,000,000	20,000,000
N.V. Bank Nederlandse Gemeenten 06/29/12	0.260%	5,000,000	5,000,000
National Bank of Canada 11/09/12	0.299%	5,000,000	5,000,000
Nordea Bank AB 08/23/12	0.290%	10,000,000	10,000,000
Norinchukin Bank 10/31/12	0.560%	5,000,000	5,000,000
11/09/12	0.519%	10,000,000	10,000,000
Rabobank 10/26/12	0.515%	10,000,000	10,000,000
Sumitomo Mitsui Banking Corp. 07/24/12	0.350%	6,000,000	6,000,000
10/11/12	0.500%	10,000,000	10,000,000
Sumitomo Trust & Banking Co., Ltd. 08/29/12	0.350%	5,000,000	5,000,000
11/01/12	0.479%	10,000,000	10,000,000
Svenska Handelsbanken 08/27/12	0.270%	2,000,026	2,000,026
09/13/12	0.490%	5,000,000	5,000,000
Total			212,989,912

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Commercial Paper 4.9%
BTM Capital 06/27/12	0.511%	4,993,554	4,993,554
Bank of New Zealand 11/02/12	0.359%	10,000,000	10,000,000
Caisse d'Amortissement de la Dette Sociale 07/19/12	0.471%	4,992,167	4,992,167
08/10/12	0.531%	9,978,947	9,978,947
Caisse des Depots 08/31/12	0.360%	4,995,350	4,995,350
10/05/12	0.562%	4,985,767	4,985,767
Development Bank of Singapore Ltd. 07/27/12	0.561%	4,986,933	4,986,933
08/02/12	0.551%	9,973,417	9,973,417
DnB NOR 07/25/12	0.602%	4,984,833	4,984,833
10/10/12	0.511%	4,987,038	4,987,038
Erste Abwicklungsanstalt 09/07/12	0.471%	4,991,971	4,991,971
Macquarie Bank Ltd. 10/19/12	0.980%	10,000,000	10,000,000
Skandinaviska Enskilda Banken AB 06/15/12	0.330%	4,997,250	4,997,250
07/03/12	0.315%	4,997,331	4,997,331
07/17/12	0.300%	4,997,333	4,997,333
Suncorp Metway Ltd. 06/04/12	0.450%	3,996,850	3,996,850
07/23/12	0.460%	9,991,950	9,991,950
The Commonwealth Bank of Australia 08/16/12	0.299%	7,000,000	7,000,000
Westpac Securities NZ Ltd. 08/27/12	0.491%	4,988,771	4,988,771
Total			120,839,462
Repurchase Agreements 1.4%
Citibank NA dated 05/31/12, matures 06/01/12, repurchase price $3,000,018(u)	0.210%	3,000,000	3,000,000
Citigroup Global Markets, Inc. dated 05/31/12, matures 06/01/12, repurchase price $1,000,006(u)	0.220%	1,000,000	1,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Goldman Sachs & Co. dated 05/31/12, matures 06/01/12, repurchase price $10,000,058(u)	0.210%	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 05/31/12, matures 06/01/12, repurchase price $5,000,035(u)	0.250%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $5,000,033(u)	0.240%	5,000,000	5,000,000
UBS Securities LLC dated 05/31/12, matures 06/01/12, repurchase price $9,101,649(u)	0.210%	9,101,596	9,101,596
Total			33,101,596
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $391,874,113)			391,874,113
Total Investments (Cost: $2,871,084,466)			2,957,268,779
Other Assets & Liabilities, Net			(488,313,136)
Net Assets			2,468,955,643

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	297	44,466,469	September 2012	630,680	—
U.S. Treasury Note, 2-year	317	69,868,781	September 2012	44,104	—
U.S. Treasury Note, 5-year	33	4,098,188	September 2012	14,130	—
U.S. Treasury Note, 10-year	(1,962)	(262,785,375)	September 2012	—	(1,826,995)
U.S. Treasury Ultra Bond, 30-year	(117)	(19,773,000)	September 2012	—	(546,784)
Total				688,914	(2,373,779)

Credit Default Swap Contracts Outstanding at May 31, 2012
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	Federative Republic of Brazil	September 20, 2014	1.470	10,000,000	(63,386)	(29,808)	—	(93,194)
Total							—	(93,194)

Forward Foreign Currency Exchange Contracts Open at May 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	June 8, 2012	10,457,451 (USD)	840,000,000 (JPY)	262,746	—
UBS Securities	June 15, 2012	6,100,000 (NZD)	4,797,040 (USD)	203,457	—
State Street Bank & Trust Company	June 18, 2012	8,628,000 (EUR)	11,167,307 (USD)	498,097	—
J.P. Morgan Securities, Inc.	June 19, 2012	18,500,000 (PLN)	5,489,614 (USD)	282,355	—
Goldman, Sachs & Co.	June 27, 2012	24,569,000 (EUR)	31,364,344 (USD)	981,566	—
State Street Bank & Trust Company	June 27, 2012	7,859,000 (GBP)	12,416,356 (USD)	305,395	—
HSBC Securities (USA), Inc.	June 27, 2012	1,469,126,000 (JPY)	18,507,478 (USD)	—	(245,380)
Barclays Bank PLC	June 27, 2012	18,462,860 (USD)	18,746,000 (AUD)	—	(242,475)
UBS Securities	June 27, 2012	12,335,207 (USD)	11,808,000 (CHF)	—	(174,226)
J.P. Morgan Securities, Inc.	June 27, 2012	31,007,233 (USD)	184,869,000 (NOK)	—	(802,135)
Total				2,533,616	(1,464,216)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $579,375,960 or 23.47% of net assets.

(c)  At May 31, 2012, security was partially or fully on loan.

(d)  Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(e)  Negligible market value.

(f)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $3,108,299, representing 0.13% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security	Acquisition Dates	Cost ($)
Aleris International, Inc. Senior Unsecured 06/01/20 6.000%	06/29/10	—
ATI Acquisition Co. Tranche B Term Loan 12/30/14 12.250%	12/23/09 thru 04/24/12	77,250
Cabazon Band Mission Indians Revenue Bonds Series 2004 06/01/12 13.000%	10/04/04	2,820,000
CMP Susquehanna Corp.	03/26/09	466
Revolution Studios Distribution Co. LLC Tranche B Term Loan 12/21/14 3.990%	10/15/08	207,365
Six Flags, Inc. 06/01/14 9.625%	05/07/10	—
Windsor Quality Food Co., Ltd. Tranche B Term Loan 02/16/17 5.000%	02/14/11	710,573

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2012, the value of these securities amounted to $3,613, which represents less than 0.01% of net assets.

(h)  Represents a security purchased on a when-issued or delayed delivery basis.

(i)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(j)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(k)  At May 31, 2012, investments in securities included securities valued at $6,691,937 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l)  Zero coupon bond.

(m)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2012, the value of these securities amounted to $1,692,000 or 0.07% of net assets.

(n)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2012, the value of these securities amounted to $1,770,983, which represents 0.07% of net assets.

(o)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(p)  At May 31, 2012, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Bausch & Lomb, Inc. Delayed Draw Term Loan	225,000
Tronox Pigments B.V. Delayed Draw Term Loan	64,286
Total	289,286

(q)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(r)  Non-income producing.

(s)  The rate shown is the seven-day current annualized yield at May 31, 2012.

(t)  Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	12,988,808	764,526,625	(582,948,112)	—	194,567,321	122,038	194,567,321

(u)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.210%)
Fannie Mae Pool	1,500,842
Fannie Mae REMICS	708,979
Ginnie Mae I Pool	850,179
Total Market Value of Collateral Securities	3,060,000
Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	5,027
Fannie Mae REMICS	395,861
Fannie Mae-Aces	8,212
Freddie Mac Reference REMIC	2,207
Freddie Mac REMICS	503,719
Government National Mortgage Association	104,974
Total Market Value of Collateral Securities	1,020,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	8,107,002
Ginnie Mae II Pool	2,092,998
Total Market Value of Collateral Securities	10,200,000
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae Grantor Trust	151,844
Fannie Mae Pool	11,733
Fannie Mae REMICS	2,570,190
Fannie Mae Whole Loan	177,263
FHLMC Structured Pass Through Securities	80,953
Freddie Mac Non Gold Pool	354,619
Freddie Mac REMICS	337,081
Ginnie Mae II Pool	1,416,317
Total Market Value of Collateral Securities	5,100,000
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	422,249
Fannie Mae REMICS	1,360,147
Fannie Mae-Aces	16,500
Freddie Mac Gold Pool	573,291
Freddie Mac REMICS	1,120,066
Government National Mortgage Association	1,115,994
United States Treasury Note/Bond	491,787
Total Market Value of Collateral Securities	5,100,034
Security Description	Value ($)
UBS Securities LLC (0.210%)
Ginnie Mae I Pool	5,686,245
Ginnie Mae II Pool	3,597,383
Total Market Value of Collateral Securities	9,283,628

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK  Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

USD  US Dollar

UYU  Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Banking	—	32,460,958	766,759	33,227,717
Metals	—	47,269,298	3,147	47,272,445
All other industries	—	1,054,692,758	—	1,054,692,758
Residential Mortgage-Backed Securities — Agency	—	238,521,154	—	238,521,154
Residential Mortgage-Backed Securities — Non-Agency	—	43,030,031	16,349,555	59,379,586
Commercial Mortgage-Backed Securities — Non-Agency	—	74,484,799	—	74,484,799
Asset-Backed Securities — Non-Agency	—	1,738,447	—	1,738,447
Inflation-Indexed Bonds	—	57,686,560	—	57,686,560
U.S. Treasury Obligations	127,452,435	5,936,262	—	133,388,697
Foreign Government Obligations	—	562,609,994	1,919,109	564,529,103
Municipal Bonds	—	1,692,000	—	1,692,000
Total Bonds	127,452,435	2,120,122,261	19,038,570	2,266,613,266
Senior Loans
Aerospace & Defense	—	305	188,100	188,405
Chemicals	—	4,683,580	536,034	5,219,614
Consumer Cyclical Services	—	1,117,891	232,454	1,350,345
Electric	—	3,322,638	319,756	3,642,394
Gaming	—	2,697,302	744,625	3,441,927
Health Care	—	7,683,309	221,625	7,904,934
Media Non-Cable	—	10,479,565	1,700,315	12,179,880
Other Industry	—	1,782,868	4,359	1,787,227
Technology	—	7,224,992	1,317,395	8,542,387
All other industries	—	55,917,128	—	55,917,128
Total Senior Loans	—	94,909,578	5,264,663	100,174,241

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	43,881	68,108	37,727	149,716
Information Technology	—	—	3,191	3,191
Materials	150,185	—	173,775	323,960
Telecommunication Services	8,987	—	—	8,987
Warrants
Energy	—	237,595	—	237,595
Information Technology	—	—	466	466
Total Equity Securities	203,053	305,703	215,159	723,915
Short-Term Securities
Treasury Bill	—	2,613,579	—	2,613,579
Total Short-Term Securities	—	2,613,579	—	2,613,579
Other
Options Purchased Puts	702,344	—	—	702,344
Money Market Funds	194,567,321	—	—	194,567,321
Investments of Cash Collateral Received for Securities on Loan	—	391,874,113	—	391,874,113
Total Other	195,269,665	391,874,113	—	587,143,778
Investments in Securities	322,925,153	2,609,825,234	24,518,392	2,957,268,779
Derivatives
Assets
Futures Contracts	688,914	—	—	688,914
Forward Foreign Currency Exchange Contracts	—	2,533,616	—	2,533,616
Liabilities
Futures Contracts	(2,373,779)	—	—	(2,373,779)
Forward Foreign Currency Exchange Contracts	—	(1,464,216)	—	(1,464,216)
Swap Contracts	—	(93,194)	—	(93,194)
Total	321,240,288	2,610,801,440	24,518,392	2,956,560,120

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage Backed Securities, Corporate Bonds, Senior Loans, Common Stock and Foreign Government Obligations classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers. Certain Corporate Bonds classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing. Warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

May 31, 2012

the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure.

Fair Value Measurements (continued)

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts, forward foreign currency contracts and swap contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)	Preferred Stocks ($)	Warrants ($)	Total ($)
Balance as of May 31, 2011	161,000	11,257,231	—	2,139,296	—	408	466	13,558,401
Accrued discounts/ premiums	656	—	48,561	28,496	—	—	—	77,713
Realized gain (loss)	—	15,802	83,097	18,644	—	407,242	—	524,785
Change in unrealized appreciation (depreciation)(a)	86,091	(3,950)	54,837	(119,331)	(137,322)	—	—	(119,675)
Sales	—	(6,853,954)	(342,335)	(1,431,148)	—	(407,650)	—	(9,035,087)
Purchases	683,159	19,975,416	2,074,949	4,541,330	352,015	—	—	27,626,869
Transfers into Level 3	—	—	—	1,370,981	—	—	—	1,370,981
Transfers out of Level 3	(161,000)	(8,040,990)	—	(1,283,605)	—	—	—	(9,485,595)
Balance as of May 31, 2012	769,906	16,349,555	1,919,109	5,264,663	214,693	—	466	24,518,392

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $(105,541), which is comprised of Corporate Bonds & Notes of $86,091, Residential Mortgage-Backed Securities — Non-Agency of $(3,950), Foreign Government Obligations of $54,837, Senior Loans of $(105,197) and Common Stocks of $(137,322).

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end, May 31, 2012.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Assets and Liabilities

May 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,284,643,032)	$2,370,827,345
Affiliated issuers (identified cost $194,567,321)	194,567,321
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $358,772,517)	358,772,517
Repurchase agreements (identified cost $33,101,596)	33,101,596
Total investments (identified cost $2,871,084,466)	2,957,268,779
Cash	1,450,557
Foreign currency (identified cost $4,731,478)	4,539,956
Unrealized appreciation on forward foreign currency exchange contracts	2,533,616
Receivable for:
Investments sold	107,145,842
Capital shares sold	3,030,680
Dividends	24,899
Interest	32,487,207
Reclaims	221,204
Expense reimbursement due from Investment Manager	1,214
Prepaid expenses	1,737
Trustees' deferred compensation plan	157,232
Total assets	3,108,862,923
Liabilities
Due upon return of securities on loan	391,874,113
Unrealized depreciation on forward foreign currency exchange contracts	1,464,216
Unrealized depreciation on swap contracts	93,194
Payable for:
Investments purchased	92,801,718
Investments purchased on a delayed delivery basis	149,628,820
Capital shares purchased	2,615,300
Variation margin on futures contracts	377,945
Foreign capital gains taxes deferred	248,963
Investment management fees	34,787
Distribution and service fees	16,271
Transfer agent fees	329,143
Administration fees	4,248
Plan administration fees	51
Compensation of board members	58,393
Chief compliance officer expenses	337
Other expenses	202,549
Trustees' deferred compensation plan	157,232
Total liabilities	639,907,280
Net assets applicable to outstanding capital stock	$2,468,955,643

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Represented by
Paid-in capital	$2,408,886,127
Undistributed net investment income	2,649,575
Accumulated net realized loss	(27,248,124)
Unrealized appreciation (depreciation) on:
Investments	86,184,313
Foreign currency translations	(558,626)
Forward foreign currency exchange contracts	1,069,400
Futures contracts	(1,684,865)
Swap contracts	(93,194)
Foreign capital gains tax	(248,963)
Total — representing net assets applicable to outstanding capital stock	$2,468,955,643

*Value of securities on loan  $427,484,121

Class A
Net assets	$1,365,605,072
Shares outstanding	223,438,311
Net asset value per share	$6.11
Maximum offering price per share(a)	$6.41
Class B
Net assets	$55,594,401
Shares outstanding	9,100,454
Net asset value per share	$6.11
Class C
Net assets	$234,350,788
Shares outstanding	38,327,531
Net asset value per share	$6.11
Class R
Net assets	$70,853
Shares outstanding	11,541
Net asset value per share	$6.14
Class R4
Net assets	$219,390
Shares outstanding	36,347
Net asset value per share	$6.04
Class R5
Net assets	$276,579
Shares outstanding	45,815
Net asset value per share	$6.04
Class W
Net assets	$2,478
Shares outstanding	406
Net asset value per share	$6.10
Class Z
Net assets	$812,836,082
Shares outstanding	134,673,070
Net asset value per share	$6.04

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income
Income:
Dividends	$155,613
Interest	134,143,693
Dividends from affiliates	122,038
Income from securities lending — net	1,145,654
Foreign taxes withheld	(479,077)
Total income	135,087,921
Expenses:
Investment management fees	11,871,078
Distribution fees
Class B	488,995
Class C	1,626,607
Class R	141
Service fees
Class A	3,230,326
Class B	163,250
Class C	541,936
Class W	6
Transfer agent fees
Class A	2,084,576
Class B	108,264
Class C	348,096
Class R	48
Class R4	71
Class R5	79
Class W	4
Class Z	1,145,218
Administration fees	1,450,327
Plan administration fees
Class R4	534
Compensation of board members	83,177
Custodian fees	152,871
Printing and postage fees	159,848
Registration fees	202,222
Professional fees	134,390
Chief compliance officer expenses	1,164
Other	66,229
Total expenses	23,859,457
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(182,250)
Fees waived by Distributor — Class C	(323,325)
Expense reductions	(8,823)
Total net expenses	23,345,059
Net investment income	111,742,862
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	43,584,287
Foreign currency translations	(765,984)
Forward foreign currency exchange contracts	2,394,851
Futures contracts	(21,885,053)
Options contracts written	986,180
Swap contracts	(149,042)
Net realized gain	24,165,239
Net change in unrealized appreciation (depreciation) on:
Investments	(35,649,065)
Foreign currency translations	(555,881)
Forward foreign currency exchange contracts	879,748
Futures contracts	(1,725,754)
Swap contracts	151,791
Foreign capital gains tax	(248,963)
Net change in unrealized depreciation	(37,148,124)
Net realized and unrealized loss	(12,982,885)
Net increase in net assets resulting from operations	$98,759,977

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)(b)
Operations
Net investment income	$111,742,862	$101,752,453
Net realized gain	24,165,239	114,391,303
Net change in unrealized appreciation (depreciation)	(37,148,124)	28,649,553
Net increase in net assets resulting from operations	98,759,977	244,793,309
Distributions to shareholders
Net investment income
Class A	(66,539,026)	(69,981,175)
Class B	(2,824,433)	(4,835,348)
Class C	(9,849,005)	(12,463,225)
Class R	(1,222)	(129)
Class R4	(11,357)	(32)
Class R5	(15,349)	(33)
Class W	(129)	(133)
Class Z	(38,835,078)	(49,909,500)
Total distributions to shareholders	(118,075,599)	(137,189,575)
Increase (decrease) in net assets from share transactions	623,615,952	(259,350,846)
Total increase (decrease) in net assets	604,300,330	(151,747,112)
Net assets at beginning of year	1,864,655,313	2,016,402,425
Net assets at end of year	$2,468,955,643	$1,864,655,313
Undistributed net investment income	$2,649,575	$4,632,213

(a) Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b) Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	52,489,779	320,916,293	22,444,538	136,451,728
Fund merger	50,379,122	310,385,658	—	—
Distributions reinvested	8,155,920	49,568,948	7,415,133	44,784,581
Redemptions	(42,689,073)	(260,445,140)	(48,368,248)	(294,113,944)
Net increase (decrease)	68,335,748	420,425,759	(18,508,577)	(112,877,635)
Class B shares
Subscriptions	976,504	5,951,250	715,729	4,343,096
Fund merger	3,427,244	21,120,603	—	—
Distributions reinvested	327,055	1,984,880	423,625	2,552,887
Redemptions(c)	(5,644,122)	(34,428,362)	(6,851,911)	(41,582,909)
Net decrease	(913,319)	(5,371,629)	(5,712,557)	(34,686,926)
Class C shares
Subscriptions	10,704,507	65,378,318	4,802,590	29,231,386
Fund merger	3,538,608	21,808,409	—	—
Distributions reinvested	1,040,533	6,326,289	1,104,074	6,665,128
Redemptions	(7,096,976)	(43,274,133)	(9,369,474)	(56,956,485)
Net increase (decrease)	8,186,672	50,238,883	(3,462,810)	(21,059,971)
Class R shares
Subscriptions	10,170	62,779	406	2,500
Fund merger	859	5,322	—	—
Distributions reinvested	111	686	—	—
Redemptions	(5)	(31)	—	—
Net increase	11,135	68,756	406	2,500
Class R4 shares
Subscriptions	—	—	416	2,500
Fund merger	36,339	221,227	—	—
Distributions reinvested	1,778	10,674	—	—
Redemptions	(2,186)	(13,236)	—	—
Net increase	35,931	218,665	416	2,500
Class R5 shares
Subscriptions	—	—	416	2,500
Fund merger	45,399	276,592	—	—
Net increase	45,399	276,592	416	2,500
Class W shares
Subscriptions	—	—	430	2,650
Redemptions	—	—	(24)	(151)
Net increase	—	—	406	2,499

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	56,110,241	339,467,116	20,596,037	124,112,385
Distributions reinvested	1,329,496	7,983,778	1,743,711	10,411,117
Redemptions	(31,284,926)	(189,691,968)	(37,504,048)	(225,259,815)
Net increase (decrease)	26,154,811	157,758,926	(15,164,300)	(90,736,313)
Total net increase (decrease)	101,856,377	623,615,952	(42,846,600)	(259,350,846)

(a) Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b) Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to May 31, 2011.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.16		$5.84		$5.40		$5.91		$6.01
Income from investment operations:
Net investment income	0.30		0.32		0.29		0.29		0.31
Net realized and unrealized gain (loss)	(0.04)		0.43		0.41		(0.41)		(0.05)
Total from investment operations	0.26		0.75		0.70		(0.12)		0.26
Less distributions to shareholders:
Net investment income	(0.31)		(0.43)		(0.26)		(0.38)		(0.36)
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(0.31)		(0.43)		(0.26)		(0.39)		(0.36)
Net asset value, end of period	$6.11		$6.16		$5.84		$5.40		$5.91
Total return	4.44%		13.21%		13.14%		(1.79%)		4.47%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.03%		1.01%		0.99%		0.98%		0.95%
Net expenses after fees waived or expenses reimbursed(b)	1.02	%(c)	1.00	%(c)	0.99	%(c)	0.98	%(c)	0.95	%(c)
Net investment income	4.89	%(c)	5.22	%(c)	5.09	%(c)	5.46	%(c)	5.24	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,365,605		$956,132		$1,013,941		$913,087		$865,282
Portfolio turnover	83	%(d)	128%		50%		43%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 63% for the year ended May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.16		$5.84		$5.40		$5.91		$6.00
Income from investment operations:
Net investment income	0.25		0.27		0.25		0.25		0.27
Net realized and unrealized gain (loss)	(0.03)		0.43		0.41		(0.41)		(0.05)
Total from investment operations	0.22		0.70		0.66		(0.16)		0.22
Less distributions to shareholders:
Net investment income	(0.27)		(0.38)		(0.22)		(0.34)		(0.31)
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(0.27)		(0.38)		(0.22)		(0.35)		(0.31)
Net asset value, end of period	$6.11		$6.16		$5.84		$5.40		$5.91
Total return	3.65%		12.37%		12.30%		(2.52%)		3.86%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.78%		1.76%		1.74%		1.73%		1.70%
Net expenses after fees waived or expenses reimbursed(b)	1.77	%(c)	1.75	%(c)	1.74	%(c)	1.73	%(c)	1.70	%(c)
Net investment income	4.15	%(c)	4.47	%(c)	4.43	%(c)	4.71	%(c)	4.50	%(c)
Supplemental data
Net assets, end of period (in thousands)	$55,594		$61,684		$91,784		$122,915		$169,001
Portfolio turnover	83	%(d)	128%		50%		43%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 63% for the year ended May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.17		$5.84		$5.41		$5.91		$6.01
Income from investment operations:
Net investment income	0.26		0.28		0.26		0.26		0.28
Net realized and unrealized gain (loss)	(0.04)		0.44		0.40		(0.41)		(0.06)
Total from investment operations	0.22		0.72		0.66		(0.15)		0.22
Less distributions to shareholders:
Net investment income	(0.28)		(0.39)		(0.23)		(0.34)		(0.32)
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(0.28)		(0.39)		(0.23)		(0.35)		(0.32)
Net asset value, end of period	$6.11		$6.17		$5.84		$5.41		$5.91
Total return	3.64%		12.72%		12.26%		(2.21%)		3.84%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.78%		1.76%		1.74%		1.73%		1.70%
Net expenses after fees waived or expenses reimbursed(b)	1.62	%(c)	1.60	%(c)	1.59	%(c)	1.58	%(c)	1.55	%(c)
Net investment income	4.28	%(c)	4.62	%(c)	4.47	%(c)	4.85	%(c)	4.63	%(c)
Supplemental data
Net assets, end of period (in thousands)	$234,351		$185,859		$196,319		$157,492		$130,420
Portfolio turnover	83	%(d)	128%		50%		43%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 63% for the year ended May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012		2011(a)
Per share data
Net asset value, beginning of period	$6.19		$6.16
Income from investment operations:
Net investment income	0.27		0.22
Net realized and unrealized gain (loss)	(0.02)		0.13
Total from investment operations	0.25		0.35
Less distributions to shareholders:
Net investment income	(0.30)		(0.32)
Total distributions to shareholders	(0.30)		(0.32)
Net asset value, end of period	$6.14		$6.19
Total return	4.20%		5.86%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.29%		1.36	%(c)
Net expenses after fees waived or expenses reimbursed(d)	1.27	%(e)	1.25	%(c)(e)
Net investment income	4.44	%(e)	5.31	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$71		$3
Portfolio turnover	83	%(f)	128%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 63% for the year ended May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2012		2011(a)
Per share data
Net asset value, beginning of period	$6.09		$6.01
Income from investment operations:
Net investment income	0.30		0.07
Net realized and unrealized gain (loss)	(0.03)		0.09
Total from investment operations	0.27		0.16
Less distributions to shareholders:
Net investment income	(0.32)		(0.08)
Total distributions to shareholders	(0.32)		(0.08)
Net asset value, end of period	$6.04		$6.09
Total return	4.59%		2.62%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.90%		0.89	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.90	%(e)	0.89	%(c)(e)
Net investment income	5.00	%(e)	5.19	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$219		$3
Portfolio turnover	83	%(f)	128%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 63% for the year ended May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2012		2011(a)
Per share data
Net asset value, beginning of period	$6.09		$6.01
Income from investment operations:
Net investment income	0.32		0.08
Net realized and unrealized gain (loss)	(0.03)		0.08
Total from investment operations	0.29		0.16
Less distributions to shareholders:
Net investment income	(0.34)		(0.08)
Total distributions to shareholders	(0.34)		(0.08)
Net asset value, end of period	$6.04		$6.09
Total return	4.86%		2.68%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.65%		0.63	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.65	%(e)	0.63	%(c)(e)
Net investment income	5.26	%(e)	5.45	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$277		$3
Portfolio turnover	83	%(f)	128%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 63% for the year ended May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2012		2011(a)
Per share data
Net asset value, beginning of period	$6.16		$6.16
Income from investment operations:
Net investment income	0.30		0.21
Net realized and unrealized gain (loss)	(0.04)		0.12
Total from investment operations	0.26		0.33
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)
Total distributions to shareholders	(0.32)		(0.33)
Net asset value, end of period	$6.10		$6.16
Total return	4.34%		5.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.03%		0.89	%(c)
Net expenses after fees waived or expenses reimbursed(d)	1.02	%(e)	0.89	%(c)(e)
Net investment income	4.89	%(e)	5.10	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$3
Portfolio turnover	83	%(f)	128%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 63% for the year ended May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.09		$5.78		$5.35		$5.85		$5.95
Income from investment operations:
Net investment income	0.31		0.33		0.31		0.30		0.32
Net realized and unrealized gain (loss)	(0.03)		0.42		0.39		(0.40)		(0.05)
Total from investment operations	0.28		0.75		0.70		(0.10)		0.27
Less distributions to shareholders:
Net investment income	(0.33)		(0.44)		(0.27)		(0.39)		(0.37)
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(0.33)		(0.44)		(0.27)		(0.40)		(0.37)
Net asset value, end of period	$6.04		$6.09		$5.78		$5.35		$5.85
Total return	4.75%		13.46%		13.36%		(1.38%)		4.77%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.78%		0.76%		0.74%		0.73%		0.70%
Net expenses after fees waived or expenses reimbursed(b)	0.77	%(c)	0.75	%(c)	0.74	%(c)	0.73	%(c)	0.70	%(c)
Net investment income	5.13	%(c)	5.47	%(c)	5.35	%(c)	5.71	%(c)	5.47	%(c)
Supplemental data
Net assets, end of period (in thousands)	$812,836		$660,970		$714,358		$704,118		$726,217
Portfolio turnover	83	%(d)	128%		50%		43%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 63% for the year ended May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended May 31, 2012 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at May 31, 2011	—	—
Opened	570	986,180
Expired	(570)	(986,180)
Balance at May 31, 2012	—	—

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	2,533,616
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	688,914	*
Total		3,222,530
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	93,194
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	1,464,216
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	2,373,779	*
Total		3,931,189

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(149,042)	(149,042)
Foreign exchange contracts	2,394,851	—	—	—	2,394,851
Interest rate contracts	—	(21,885,053)	1,367,495	—	(20,517,558)
Total	2,394,851	(21,885,053)	1,367,495	(149,042)	(18,271,749)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	151,791	151,791
Foreign exchange contracts	(879,748)	—	—	—	(879,748)
Interest rate contracts	—	(1,725,754)	(49,438)	—	(1,775,192)
Total	(879,748)	(1,725,754)	(49,438)	151,791	(2,503,149)

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	274
Futures Contracts	15,829
Options Contracts	7,534
Swap Contracts	—
Derivative Instrument	Aggregate Notional Opened ($)
Credit Default Swap Contracts — Buy Protection	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The effective management fee rate for the year ended May 31, 2012, was 0.52% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2012, was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

For the year ended May 31, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.17
Class C	0.16
Class R	0.17
Class R4	0.03
Class R5	0.03
Class W	0.18
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, these minimum account balance fees reduced total expenses by $8,823.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Effective July 1, 2011, the Plans require the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Prior to July 1, 2011, the Fund paid a monthly service fee which was equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares of the Fund issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class W shares issued thereafter. The arrangement resulted in an annual rate of service fee for shares that was a blend between the 0.15% and 0.25% rates. For the year ended May 31, 2012, the Fund's effective service fee rate was 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class W shares.

The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,735,829 for Class A, $39,178 for Class B and $15,293 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.02%
Class B	1.77
Class C	1.77
Class R	1.27
Class R4	0.97
Class R5	0.72
Class W	1.02
Class Z	0.77

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, capital loss carryforwards, foreign capital gains tax, foreign currency transactions, market discount/premium, paydown reclassifications, recognition of unrealized appreciation (depreciation) for certain derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$8,186,932
Accumulated net realized loss	(7,781,307)
Paid-in capital	(405,625)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2012	2011
Ordinary income	$118,075,599	$137,189,575
Long-term capital gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,720,163
Undistributed accumulated long-term gain	—
Unrealized appreciation	84,478,179

At May 31, 2012, the cost of investments for federal income tax purposes was $2,872,790,600 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$114,504,218
Unrealized depreciation	(30,026,039)
Net unrealized appreciation	$84,478,179

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$26,548,320

For the year ended May 31, 2012, $16,667,140 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,987,059,664 and $1,835,147,357, respectively, for the year ended May 31, 2012, of which $1,177,861,658 and $1,023,812,446, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $427,484,121 were on loan, secured by U.S. government and agency securities valued at $46,519,634 and by cash collateral of $391,874,113 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 54.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 10. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Strategic Income Allocation Fund, a series of RiverSource Strategic Allocation Series, Inc. The reorganization was completed after shareholders of RiverSource Strategic Income Allocation Fund approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,863,662,877 and the combined net assets immediately after the acquisition were $2,217,480,688.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

The merger was accomplished by a tax-free exchange of 35,698,301 shares of RiverSource Strategic Income Allocation Fund valued at $353,817,811 (including $21,440,497 of unrealized appreciation).

In exchange for RiverSource Strategic Income Allocation Fund shares, the Fund issued the following number of shares:

Shares
Class A	50,379,122
Class B	3,427,244
Class C	3,538,608
Class R	859
Class R4	36,339
Class R5	45,399

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Strategic Income Allocation Fund's cost of investments was carried forward

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Strategic Income Allocation Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on June 1, 2011 the Fund's pro-forma net investment income, net gain on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended May 31, 2012 would have been approximately $111.5 million, $24.3 million, $(37.4) million and $98.3 million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

On June 6, 2012, the Board approved a change in the Fund's fiscal year end from May 31 to October 31. The change will be effective on October 31, 2012.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

May 31, 2012

regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012

Columbia Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

July 20, 2012

Annual Report 2012

Columbia Strategic Income Fund

Board Members and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012

Columbia Strategic Income Fund

Board Members and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012

Columbia Strategic Income Fund

Board Members and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012

Columbia Strategic Income Fund

Board Consideration and Approval of
Advisory Agreement

On March 7, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Strategic Income Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012

Columbia Strategic Income Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the twelfth, eighty-second and thirty-third percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012

Columbia Strategic Income Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are both ranked in the third quintile against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the

Annual Report 2012

Columbia Strategic Income Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Annual Report 2012

Columbia Strategic Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012

Columbia Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1036 D (7/12)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose report to stockholders is included in this annual filing. Two series changed their fiscal year end during the period effective May 31, 2012, one from September 30 and one from June 30. The fees presented for 2012 represent the fiscal year ended May 31, 2012 for three series, the eight month period ended May 31, 2012 for one series and the eleven month period ended May 31, 2012 for one series.  The fees presented for 2011 include information for the fiscal year ended May 31, 2011 for three series, September 30, 2011 for one series and June 30, 2011 for one series.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the period ended May 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	May 31,2011 (for three series)	June 30, 2011 (for one series)	September 30, 2011 (for one series)
$206,200	$129,800	$33,600	$30,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal period 2012 and the 2011 fiscal years also include audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the period ended May 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	May 31,2011 (for three series)	June 30, 2011 (for one series)	September 30, 2011 (for one series)
$18,500	$28,300	$7,600	$7,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal period 2012 and the 2011 fiscal years, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. The 2011 fiscal years also includes Audit-Related Fees for agreed-upon procedures related to fund mergers and fund accounting and custody conversions.

During the period ended May 31, 2012 and the indicated 2011 fiscal years, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the period ended May 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	May 31,2011 (for three series)	June 30, 2011 (for one series)	September 30, 2011 (for one series)
$21,200	$15,700	$6,500	$3,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the period ended May 31, 2012 and the indicated 2011 fiscal years, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the period ended May 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	May 31,2011 (for three series)	June 30, 2011 (for one series)	September 30, 2011 (for one series)
$0	$0	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the period ended May 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	May 31,2011 (for three series)	June 30, 2011 (for one series)	September 30, 2011 (for one series)
$395,800	$495,300	$495,300	$395,300

In both fiscal period 2012 and the 2011 fiscal years, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period ended May 31, 2012 and the indicated 2011 fiscal years was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period ended May 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	May 31,2011 (for three series)	June 30, 2011 (for one series)	September 30, 2011 (for one series)
$435,500	$539,300	$509,400	$406,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 23, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 23, 2012